united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-21237

Unified Series Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-587-3400

Date of fiscal year end: 8/31

Date of reporting period: 8/31/23

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Tactical Multi-Purpose Fund

Annual Report

August 31, 2023

Fund Adviser:
Fisher Asset Management, LLC
6500 International Parkway, Suite 2050
Plano, Texas 75093
(800) 550-1071

Tactical Multi-Purpose Fund
Management’s Discussion of Fund Performance
(Unaudited)

Dear Shareholder:

Market Commentary and Outlook

Last year, we expected an early grind with a rally late. But the negative drumbeat of war, inflation, interest rate hikes, political rancor and more dragged stocks down into a minor bear market. Usually, stocks move past such widely known factors quickly. But 2022’s constant drip of negatives created a year-long fog of uncertainty. Even when reality turned out to be better than feared—like second-half economic data—pessimists dismissed it, warning worse was still ahead, a classic sign of “the pessimism of disbelief.” However, markets appear to have reckoned with many of these concerns, and improvement on some—like inflation—made the last year a good one for global equities. Stocks rose +15.6% since a year ago and +28.0% since the October 12th 2022 low.

The Q2 2023 end closes a nearly picture-perfect example of the nine-month “Midterm Miracle.” This stretch is history’s most consistently positive, up 91.7% of the time and averaging +19.6% gains. On cue, the S&P 500 surged 25.7% from last September 30 through June. The Midterm Miracle might be over but the positivity party isn’t. In our view, gridlock should remain a tailwind for stocks in the second half—and into 2024. Third years’ second halves aren’t as consistently positive or strong as the first, but gains tend to continue.

Despite these positives, the bull market features a classic “wall of worry”—a barrage of investor fears tamping down sentiment as stocks climb higher. Nearly a year since stocks’ low, the rally is getting a bit more love, but not much. Some don’t acknowledge a new bull market. Many who do see little reason stocks can keep thriving. Today’s wide gulf between sentiment and reality is a classic early bull market feature. The “wall” has many bricks.

The springtime batch of regional bank failures is a big brick in this bull market’s worry wall. It bridged Q1 and Q2, from Silicon Valley Bank’s March failure through First Republic’s travails and sale to JPMorgan Chase in May. In between, headlines painted a dire picture akin to 2008. While lending has slowed—as we expected—it remains healthy at 5.8% y/y as of June 28. Emergency bank borrowing from the Fed has flattened, and new borrowings from the Discount Window—its traditional crisis facility—have tanked. As for the Bank Term Funding Program created early this year, use is up, but this doesn’t seem like a sign of systemic stress, given friendly collateral terms and rates banks can lock in for a year. While more small banks could fail or face profit headwinds and industry consolidation might loom, we think systemic crisis fears have, rightly, evaporated.

1

Tactical Multi-Purpose Fund
Management’s Discussion of Fund Performance
(Unaudited) (continued)

Of all the drags on sentiment since early 2022, none has dug in quite like inflation. Companies might be coping relatively well, with robust profit margins and a 28.0% MSCI World return from last October’s low, but people are weary. The US inflation rate has slowed markedly since June 2022’s peak, yet many only noticed recently and complain core prices are still rising too fast. People see more stubborn prices in the UK and Europe, worrying stickier inflation there necessitates even more rate hikes, rendering a recession that infects the world. Yet on both sides of the Atlantic, there are many encouraging signs. Sentiment has fallen too far, vastly underrating improvements and creating a big inflation wall of worry.

As for short rates, again, central banks are unpredictable. But this rate hike cycle looks close to done. After slowing its rate hike pace to a quarter point in March and April, the Fed paused in June. This doesn’t preclude more hikes, a possibility many focus on. With inflation moderating, this seems rational.

Not that stocks need a rate pause or cuts, as many argue today. Pundits who focus on this are hyperventilating unnecessarily, considering there is ample evidence stocks already overcame rate hikes. The S&P 500 is up nicely since June 2022, despite most of the Fed’s rate hikes (and their biggest moves) occurring since then. The ECB started hiking last July. Eurozone stocks? Up double digits since then in euros and dollars. UK stocks were among the MSCI World’s best performers in 2022 despite the BoE starting its tightening cycle in December 2021. They hit all-time highs in February amid more hiking.

If all of these rate hikes didn’t prevent stocks from rising over the last year, it seems pretty clear rate hikes aren’t driving markets. It is also clear stocks aren’t waiting for pauses or rate cuts. They are doing what they always do, pricing in expected earnings over the next 3 – 30 months. Those will likely hinge on far more than interest rates.

Expectations for China’s economy were high entering Q2 2023. Fiscal and monetary stimulus was kicking in, the weather was warming up, and people were free to shop and travel. The stage seemed set for a newly reopened economy to roar back. Yet hope got a bit too lofty, and April and May economic data didn’t quite meet it—see widely watched retail sales and industrial production.

Retail sales illustrate the trend. After March’s sales beat expectations, many extrapolated red-hot growth forward. Yet April and May’s growth, while faster than March’s, missed forecasts. We suspect complicated year-over-year comparisons played a role here. April and May 2022 were when Shanghai and other major metro areas were locked down. Analysts rightly factored in a low base. But perhaps they underestimated how society

2

Tactical Multi-Purpose Fund
Management’s Discussion of Fund Performance
(Unaudited) (continued)

had already learned to adapt to restrictions two years into the pandemic. Perhaps it was because the growth rates in those quarters had their own upward base-effect skew from 2021’s initial reopening boost. Regardless, the miss discouraged those with high hopes for China’s economy.

Tepid data drove fears of China lapsing into an unprecedented economic malaise, with high debt, prolonged property market weakness and poor demographics stymieing growth. However, it looks like China is returning to longer-term economic trends. Slower growth would also match the government’s long-term goal of transitioning away from heavy industry- and export-driven growth to a model buttressed by domestic demand and services—akin to major Western economies. Note, too, a decelerating China still contributes mightily to the global economy: Last year’s 3.0% annual real growth added nearly $490 billion to global GDP when measured in constant 2015 US dollars.

Performance Attribution

The Tactical Multi-Purpose Fund (the “Fund”) seeks positive total returns over the long-term regardless of market conditions in the U.S. and foreign equity markets. The Fund is designed to be used by the Adviser to facilitate moving groups of clients into and out of defensive and special situation investments efficiently, based on the Adviser’s perceptions of market risks and opportunities.

During the fiscal year ended August 31, 2023, the Adviser did not take a defensive position; therefore the Fund was limited in size, with its assets invested mostly in T-Bills and cash equivalents. The Fund returned +3.16% during the fiscal year ended August 31, 2023. During the same period, the Fund’s primary benchmark, the ICE BofA 3-month U.S. Treasury Bill Index, returned 4.28%.

The Fund’s relative underperformance is reflective of its modest investment in T-Bills and cash equivalents for the period, which generated minimal interest. Underperformance as compared to the index is also in part due to the Fund’s 1.00% expense ratio (the performance of the index does not reflect the deduction of expenses). Due to the size of the investment, the Fund maintained a sizeable portion of the investments in cash equivalents to meet expense obligations. However, T-Bills were purchased throughout the period to opportunistically benefit from changes by the Fed to short rates. It is anticipated that similar positioning will continue until the Adviser utilizes the Fund for defensive purposes or prevailing short-term interest rates meaningfully change.

Portfolio Shifts

No portfolio shifts have been made to the Fund.

3

Investment Results (Unaudited)

Average Annual Total Returns(a)

as of August 31, 2023

			Since Inception
Fund/Index	One Year	Five Year	(3/30/17)
Tactical Multi-Purpose Fund	3.16%	0.36%	0.17%
ICE BofA 3-Month U.S. Treasury Bill(b)	4.28%	1.66%	1.59%

Total annual operating expenses, as disclosed in the Tactical Multi-Purpose Fund (the “Fund”) prospectus dated December 29, 2022, were 644.33% of average daily net assets (1.14% after fee waivers/expense reimbursements). Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”) is contractually obligated to limit the Fund’s total annual operating expenses to 1.00% of the Fund’s average daily net assets through December 31, 2027 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This expense cap may not be terminated prior to this date except by the Board of Trustees upon 60 days’ written notice to the Adviser. Each expense payment by the Adviser (but not management fee waiver) is subject to recoupment by the Adviser from the Fund in the three years following the date the particular expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the expense payment and any expense limitation in effect at the time of recoupment. Additional information pertaining to the Fund’s expense ratios as of August 31, 2023 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month-end may be obtained by calling (800) 550-1071.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)	The ICE BofA 3-Month U.S. Treasury Bill Index (the “Index”) is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index. However, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

4

Investment Results (Unaudited) (continued)

You should consider the Fund’s investment objective, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objective, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month-end by calling (800) 550-1071.

Comparison of the Growth of a $10,000 Investment in the Tactical Multi-Purpose Fund and the ICE BofA U.S. 3-Month Treasury Bill Index.

This graph shows the value of a hypothetical initial investment of $10,000 made on March 30, 2017 (commencement of operations) and held through August 31, 2023. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all income. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 550-1071. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

5

Fund Holdings (Unaudited)

Tactical Multi-Purpose Fund Holdings as of August 31, 2023*

*	As a percentage of net assets.

The investment objective of the Fund is to seek positive total returns over the long-term regardless of market conditions in the U.S. and foreign equity markets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

6

Tactical Multi-Purpose Fund
Schedule of Investments
August 31, 2023

	Principal
	Amount	Fair Value
U.S. GOVERNMENT & AGENCIES — 54.58%
United States Treasury Bill, 5.50%, 12/12/2023	$14,000	$13,790
Total U.S. Government & Agencies (Cost $13,834)		13,790

	Shares
MONEY MARKET FUNDS - 57.05%
First American Government Obligations Fund, Class X, 5.25%(a)	14,416	14,416
Total Money Market Funds (Cost $14,416)		14,416
Total Investments — 111.63% (Cost $28,250)		28,206
Liabilities in Excess of Other Assets — (11.63)%		(2,939)
NET ASSETS — 100.00%		$25,267

(a)	Rate disclosed is the seven day effective yield as of August 31, 2023.

See accompanying notes which are an integral part of these financial statements.

7

Tactical Multi-Purpose Fund
Statement of Assets and Liabilities
August 31, 2023

Assets
Investments in securities at fair value (cost $28,250)	$28,206
Interest receivable	105
Receivable from Adviser	9,115
Prepaid expenses	2,191
Total Assets	39,617
Liabilities
Payable to affiliates	2,788
Other accrued expenses	11,562
Total Liabilities	14,350
Net Assets	$25,267
Net Assets consist of:
Paid-in capital	$24,520
Accumulated earnings	747
Net Assets	$25,267
Shares outstanding (unlimited number of shares authorized, no par value)	2,500
Net asset value, offering and redemption price per share	$10.11

See accompanying notes which are an integral part of these financial statements.

8

Tactical Multi-Purpose Fund
Statement of Operations
For the year ended August 31, 2023

Investment Income
Dividend income	$1,038
Interest income	29
Total investment income	1,067

Expenses
Fund accounting	30,002
Administration	30,000
Legal	22,990
Trustee	16,636
Compliance services	12,031
Transfer agent	12,000
Audit and tax	11,076
Custodian	5,000
Report printing	3,367
Registration	391
Adviser	62
Miscellaneous	19,560
Total expenses	163,115
Fees waived and/or expenses reimbursed by Adviser	(156,166)
Fees reduced by Administrator	(6,701)
Net operating expenses	248
Net investment income	819
Net change in unrealized depreciation of investment securities	(42)
Net realized and change in unrealized loss on investments	(42)
Net increase in net assets resulting from operations	$777

See accompanying notes which are an integral part of these financial statements.

9

Tactical Multi-Purpose Fund
Statements of Changes in Net Assets
August 31, 2023

	For the	For the
	Year Ended	Year Ended
	August 31,	August 31,
	2023	2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$819	$(108)
Net change in unrealized depreciation of investment securities	(42)	(2)
Net increase (decrease) in net assets resulting from operations	777	(110)

Capital Transactions
Amount paid for shares redeemed	—	(10)
Net decrease in net assets resulting from capital transactions	—	(10)
Total Increase (Decrease) in Net Assets	777	(120)

Net Assets
Beginning of year	24,490	24,610
End of year	$25,267	$24,490

Share Transactions
Shares redeemed	—	(1)
Net decrease in shares	—	(1)

See accompanying notes which are an integral part of these financial statements.

10

Tactical Multi-Purpose Fund
Financial Highlights
(For a share outstanding during each year)

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$9.80	$9.84	$9.93	$9.95	$9.93
Investment operations:
Net investment income (loss)	0.33	(0.04)	(0.09)	(0.02)	0.02
Net realized and unrealized loss	(0.02)	— (a)	—	— (a)	— (a)
Total from investment operations	0.31	(0.04)	(0.09)	(0.02)	0.02

Net asset value, end of year	$10.11	$9.80	$9.84	$9.93	$9.95

Total Return(b)	3.16%	(0.41)%	(0.91)%	(0.20)%	0.20%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$25	$24	$25	$25	$25
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of gross expenses to average net assets before waiver and reimbursement	657.38%	644.19%	635.29%	596.00%	589.45%
Ratio of net investment income (loss) to average net assets	3.30%	(0.44)%	(0.91)%	(0.20)%	0.15%
Portfolio turnover rate	0%	0%	0%	0%	0%

(a)	Rounds to less than $0.005 per share.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

11

Tactical Multi-Purpose Fund
Notes to the Financial Statements
August 31, 2023

NOTE 1. ORGANIZATION

The Tactical Multi-Purpose Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified series of Unified Series Trust (the “Trust”) on November 14, 2016. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on March 30, 2017. The investment adviser to the Fund is Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”). The investment objective of the Fund is to seek positive total returns over the long-term regardless of market conditions in the U.S. and foreign equity markets.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Regulatory update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

12

Tactical Multi-Purpose Fund
Notes to the Financial Statements (continued)
August 31, 2023

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended August 31, 2023, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

13

Tactical Multi-Purpose Fund
Notes to the Financial Statements (continued)
August 31, 2023

NOTE 3. NON-DIVERSIFICATION RISK

The Fund is non-diversified, which means it may invest a greater percentage of its assets in a limited number of issuers as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual holding in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

NOTE 4. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

14

Tactical Multi-Purpose Fund
Notes to the Financial Statements (continued)
August 31, 2023

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser, as Valuation Designee, under oversight of the Board’s Pricing & Liquidity Committee. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available in conformity with guidelines adopted by the Board. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Designee pursuant to its policies and procedures. Any fair value provided by the Valuation Designee, is subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on a quarterly basis. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Valuation Designee decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not

15

Tactical Multi-Purpose Fund
Notes to the Financial Statements (continued)
August 31, 2023

readily available from a pricing service, securities are valued at fair value as determined by the Valuation Designee, in conformity with guidelines adopted by and subject to review of the Board through its Pricing & Liquidity Committee. These securities will generally be categorized as Level 3 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2023:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$13,790	$—	$13,790
Money Market Funds	14,416	—	—	14,416
Total	$14,416	$13,790	$—	$28,206

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore,

16

Tactical Multi-Purpose Fund
Notes to the Financial Statements (continued)
August 31, 2023

no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement (the “Agreement”) with the Trust with respect to the Fund, manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a management fee computed and accrued daily and paid monthly at an annual rate of 0.25% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2023, the Adviser earned management fees of $62 from the Fund before the waiver and reimbursement described below.

The Adviser has contractually agreed to limit the Fund’s total annual operating expenses to 1.00% of the Fund’s average daily net assets through December 31, 2027 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This expense cap may not be terminated prior to this date except by the Board upon 60 days’ written notice to the Adviser.

Each expense payment by the Adviser (but not management fee waiver) is subject to recoupment by the Adviser from the Fund in the three years following the date the particular expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the expense payment and any expense limitation in effect at the time of the recoupment. As of August 31, 2023, the Adviser may seek repayment of expense reimbursements in amounts as follows:

Recoverable Through
August 31, 2024	$155,999
August 31, 2025	155,959
August 31, 2026	156,166

17

Tactical Multi-Purpose Fund
Notes to the Financial Statements (continued)
August 31, 2023

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

The Administrator has agreed to waive fees to the extent necessary that the Fund’s total annual operating expenses (excluding taxes, borrowing costs such as interest and dividend expenses on securities sold short, brokerage commissions, acquired fund fees and expenses, shareholder servicing fees paid to financial intermediaries, extraordinary expenses and expenses outside the normal course of business) do not exceed $156,000 annually, based on a twelve-month period commencing April 1 and ending March 31 (the “Annual Period”). The waiver will accrue on a monthly basis such that the Fund’s operating expenses for any month during the Annual Period will not exceed the sum of $13,000 (the “Monthly Expense Cap”), provided that Ultimus may recoup any fees waived by Ultimus in a prior month during the Annual Period to the extent of any unused amount of the Monthly Expense Cap in the current month. The waiver will be suspended and forfeited in any month that the Adviser is not the sole shareholder of the Fund. During the fiscal year ended August 31, 2023, the total amount waived by the Administrator was $6,701.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities. One Trustee is a former employee of Ultimus who is not currently paid by the Fund for serving in such capacity.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Independent Trustee of the Trust receives annual compensation, which is an established amount paid quarterly per fund in the Trust at the time of the regular quarterly Board meetings. The Chair of the Board receives the highest compensation, commensurate with his additional duties

18

Tactical Multi-Purpose Fund
Notes to the Financial Statements (continued)
August 31, 2023

and each Chair of a committee receives additional compensation as well. Independent Trustees also receive additional fees for attending any special meetings. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended August 31, 2023, there were no purchases or sales of investment securities, other than short-term investments.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended August 31, 2023.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of August 31, 2023, the Adviser owned 100% of the Fund’s outstanding shares. As a result, the Adviser may be deemed to control the Fund.

NOTE 8. FEDERAL TAX INFORMATION

At August 31, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$—
Gross unrealized depreciation	(44)
Net unrealized depreciation on investments	$(44)
Tax cost of investments	$28,250

At August 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$791
Unrealized depreciation on investments	(44)
Total accumulated earnings	$747

For tax purposes no distributions were paid by the Fund for the fiscal years 2022 and 2023.

Certain capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the Fund’s following taxable year. For the tax year

19

Tactical Multi-Purpose Fund
Notes to the Financial Statements (continued)
August 31, 2023

ended August 31, 2023, the Fund deferred qualified late year ordinary losses in the amount of $0.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

20

Report of Independent Registered Public Accounting Firm

To the Shareholders of Tactical Multi-Purpose Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tactical Multi-Purpose Fund (the “Fund”), a series of Unified Series Trust, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Fisher Asset Management, LLC since 2017.

COHEN & COMPANY, LTD.

Chicago, Illinois

October 27, 2023

21

Liquidity Risk Management Program (Unaudited)

The Trust has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Program’s most recent Report, which was presented to the Board for consideration at its meeting held on August 14-15, 2023, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Fund did not experience unusual stress or disruption to their operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

22

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. You may pay brokerage commissions on purchases and sales of exchange-traded fund shares, which are not reflected in the example. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2023 through August 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,021.20	$5.10	1.00%
Hypothetical(b)	$1,000.00	$1,020.15	$5.10	1.00%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

23

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees”, which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (1950) Chair, May 2022 to present; Chair of the Audit Committee; Chair of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present	Current: Retired (2017 – present). Previous: Peak Income Plus Fund (May 2022 – February 2023).
Kenneth G.Y. Grant (1949) Chair of the Governance & Nominating Committee, May 2022 to present; Chair, January 2017 to May 2022; Independent Trustee, May 2008 to present	Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 – present), a Donor Advised Fund; Trustee. Trustee, Peak Income Plus Fund (May 2022 – present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment products (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.
Ronald C. Tritschler (1952) Chair of the Audit Committee, May 2022 to present; Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, (2001– present); Director, Standpoint Multi- Asset (Cayman) Fund, Ltd. (2020 – present); Director of First State Bank of the Southeast (2000 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).
Catharine B. McGauley (1977) Chair of the Pricing & Liquidity Committee, November 2022 to present; Independent Trustee, September 2022 to present	Current: Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, (2010 – present); Investment Advisor for a Family Office (2015 – present); Senior Analyst/Advisor for a Boston real estate company and related family (2010 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).
Freddie Jacobs, Jr. (1970) Independent Trustee, September 2022 to present	Current: Chief Operating Officer and Chief Risk Officer Northeast Retirement Services LLC (NRS), and its subsidiary, Global Trust Company (GTC). NRS is a transfer agent and fund administrator, GTC is a non- depository trust company sponsoring private investment products (2021 – present); Chair, Board of Crispus Attucks Fund (2020 – present); Board Member of Camp Harbor View (2020 – present); Director, Sportsmen’s Tennis and Education Center (2019 – present).

Previous: SVP, Senior Risk Officer NRS (2013 – 2021); Trustee, Peak Income Plus Fund (May 2022 – February 2023); Trustee of Buckingham Browne & Nichols (2017 - June 2023).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 29 series.

24

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Interested Trustees and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) Interested Trustee, August 2020 to present; President, January 2016 to August 2021	Current: Retired (2023 – present); Interested Trustee, Mammoth Institutional Credit Access Fund and Mammoth Institutional Equity Access Fund (November 2022 – present); Interested Trustee, Peak Income Plus Fund (May 2022 – present).

Previous: Interested Trustee of Ultimus Managers Trust, (January 2021 – April 2023); Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, (2013 – April 2023).
Martin R. Dean (1963)
President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021	Current: President, Northern Lights Compliance Services (2023 – present). Previous: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 – January 2023).
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, (2015 – present).
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.
Timothy J. Shaloo (1970) AML Compliance Officer, August 2023 to present	Current: AVP, Compliance Officer (September 2023 – present).

Previous: Senior Compliance Analyst, Northern Lights Compliance Services, LLC (2021 – August 2023); Compliance Specialist, Ultimus Fund Solutions, LLC (2016 – 2020).

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 550-1071 to request a copy of the SAI or to make shareholder inquiries.

25

PRIVACY NOTICE

Rev: January 2020

FACTS	WHAT DOES TACTICAL MULTI-PURPOSE FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■     Social Security number

■     account balances and account transactions

■     transaction or loss history and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 550-1071

26

Who we are
Who is providing this notice?	Tactical Multi-Purpose Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■      open an account or deposit money

■      make deposits or withdrawals from your account or provide account information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■      sharing for affiliates’ everyday business purposes — information about your creditworthiness

■      affiliates from using your information to market to you

■      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■      Fisher Asset Management, LLC, d/b/a Fisher Investments, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

27

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 550-1071 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Daniel J. Condon, Chair	Cohen & Company, Ltd.
David R. Carson	151 North Franklin Street, Suite 575
Kenneth G.Y. Grant	Chicago, IL 60606
Freddie Jacobs, Jr.
Catharine B. McGauley
Ronald C. Tritschler

OFFICERS	LEGAL COUNSEL
Martin R. Dean, President	Thompson Hine LLP
Gweneth K. Gosselink, Chief Compliance Officer	312 Walnut Street, 20th Floor
Zachary P. Richmond, Treasurer and Chief Financial Officer	Cincinnati, OH 45202

INVESTMENT ADVISER	CUSTODIAN
Fisher Asset Management, LLC	U.S. Bank, N.A.
6500 International Parkway, Suite 2050	425 Walnut Street
Plano, TX 75093	Cincinnati, OH 45202

DISTRIBUTOR	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Ultimus Fund Distributors, LLC	Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450	225 Pictoria Drive, Suite 450
Cincinnati, OH 45246	Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY

Annual Report

August 31, 2023

Fisher Investments Institutional Group

Stock Fund for Retirement Plans

Fisher Investments Institutional Group

ESG Stock Fund for Retirement Plans

Fisher Investments Institutional Group

Fixed Income Fund for Retirement Plans

Fisher Investments Institutional Group

ESG Fixed Income Fund for Retirement Plans

Fund Adviser:

Fisher Asset Management, LLC

6500 International Parkway, Suite 2050

Plano, Texas 75093

(800) 851-8845

Management Discussion of Fund Performance – (Unaudited)

Dear Shareholder:

Market Outlook

Developed world equities finished solidly positive in both Q2 and 2023’s first half. The main force behind the positive year-to-date return, in our view, is that reality exceeded expectations. We think equities are likely to end the year higher as that force is expected to continue.

Elevated inflation has dominated headlines over the past year, and the UK has been among the developed world’s hardest hit. Though the headline consumer price index (including owner occupiers’ housing costs, or CPI-H) sped up from 7.8% y/y to 7.9% in May, most worry centered on the reacceleration in core CPI-H (which excludes energy, food, alcohol and tobacco prices) to 6.5% y/y, its fastest rate in over 30 years. Separately, UK wage growth jumped 7.2% y/y in the three months through April. These developments spurred conversation that the Bank of England (BoE) has yet to tamp down inflation—and will need to keep hiking rates to do so, which many fear is a headwind for equities.

However, in our view, May’s core CPI acceleration appears tied largely to one-time developments, specifically, a big acceleration in recreation and culture prices related to some live music events and the release of a popular video game. These are one-off events, not permanent changes. We also think the theory that wages drive inflation is a misperception. Rather, the former trails the latter since employers typically factor in living costs when setting wages, making them a late-lagging price that responds to inflationary conditions. Data supports this notion lately in other major economies, including the US and Japan—and in our view, it isn’t any different in the UK.

UK equities have lagged the benchmark in Q2 and for the year, but in our view, their relative struggles appear tied to sentiment more than fundamentals. Several fears, from stubbornly high inflation to recession worries, have taken turns weighing on sentiment. However, we don’t think reality is as poor as perceived. Producer prices are close to a zero percent inflation rate, and broad money supply has contracted in five of the past seven months. These developments suggest inflation should broadly keep easing, regardless of whether the BoE hikes or not, and 13 straight BoE hikes haven’t halted GDP growth. That so many remain dour towards British equities despite this resilience is bullish, in our view.

In continental Europe, more recent data suggest the eurozone’s economic backdrop is mixed. The eurozone composite Purchasing Managers’ Index, which aggregates services and manufacturing, fell to 49.9 in late Q2—right below the level dividing expansion and contraction. However, by sector, services showed growth (52.0) while manufacturing stayed in contraction (43.4). This split has persisted throughout the year, and while heavy industry’s weakness weighs on growth, services comprise the majority of output in the eurozone—so the latter’s prospects have more sway on the region’s economy. Regarding prices, though June headline inflation slowed to 5.5% y/y from 6.1%, core CPI picked up

1

Management Discussion of Fund Performance – (Unaudited)

(continued)

from 5.3% to 5.4% y/y, which was tied partly to a low base effect from a price assistance measure last year (e.g., German transport ticket discounts). However, the pickup in core inflation is consistent with the UK’s minor reacceleration, a reminder that inflation trends are global, and one month’s uptick doesn’t negate broader disinflationary trends.

Germany is another place where reality is not as poor as feared, in our view. Since late 2021, economists have been predicting a German recession, and that oft-forecast downturn appeared to manifest in revised GDP data. Q1 GDP was revised down from flat to -0.3% q/q. Following Q4 2022’s -0.5% q/q dip, the two straight quarterly dips meet one popular definition of recession. Some argue German equities outperformance since last September has been disconnected from fundamentals—and now they point to technical recession and other alleged headwinds (e.g., ongoing ECB rate hikes) to claim the outlook is negative. These worries are likely why German equities have lagged throughout Q2.

In our view, forward-looking equities have moved on from these developments, as recession discussion didn’t prevent Italy, Spain, France and even Germany from outperforming in late Q2. Now, it is always possible developments weigh on returns in the near term. For example, Dutch equities have been a top performer year to date but matched the benchmark in June. The cool down comes as Holland’s Information Technology sector only rose slightly, trailing the MSCI’s Information Technology sector in June, which we believe looks tied to minor political uncertainty. The Dutch government detailed export restrictions on machines that make advanced semiconductor processor chips, impacting Dutch semiconductor firm ASML—which comprises nearly all of the Netherlands’ Information Technology sector by market capitalization. We don’t think this restriction significantly disrupts ASML—the company said it did not expect restrictions to have a material impact on its financial outlook—but the news likely weighed on sentiment.

In Asia, sentiment toward Japanese markets still seems relatively optimistic—especially compared to Western Europe. Many high-profile investors have talked up Japanese markets’ prospects recently, pointing to Japanese firms’ cheap valuations and Q1 GDP improvement (1.9% annualized growth) as reasons to be bullish. But valuations aren’t predictive. Despite arguably being attractive for most of the last decade, Japan’s 12-month forward price-to-earnings (P/E) ratio was continuously lower than the broader index from 2014 – 2019.

Investors also point to Japan’s economic recovery, as growth looks stronger relative to other developed markets. For example, May retail sales rose 1.3% m/m, beating expectations, and have risen five of the past six months. In contrast, eurozone retail sales were flat on a monthly basis in May (latest data available). However, Japan’s recent growth is largely tied to its reopening-related boost and tourism recovery. In our view, that likely tapers off and the country will return to its pre-pandemic growth rates.

2

Management Discussion of Fund Performance – (Unaudited)

(continued)

In Japanese politics, Prime Minister Fumio Kishida announced he won’t dissolve the National Diet nor call a snap election. Some observers thought PM Kishida may seek to take advantage of recent optimism by calling for an early election, with the goal of solidifying his power within the ruling Liberal Democratic Party (LDP). But some issues arose, including snags with the national ID card rollout and controversy surrounding a party hosted by PM Kishida’s son at the official residence. Those stories dented his popularity recently, so PM Kishida appears to be holding off from calling a snap vote—and for now, that reduces some political uncertainty. In our view, Japan remains a mixed bag, but sentiment still seems a bit more optimistic than warranted given ongoing headwinds on domestic demand, arguing for a selective approach.

Gridlock looks prevalent throughout the developed world, particularly in Europe—an underappreciated positive for equities, since it decreases the likelihood of major, uncertainty-inducing legislative changes. Another underappreciated eurozone development: cooling inflation. Eurozone inflation hit 6.1% y/y in May, down from April’s 7.0%, as prices continued to slow from October 2022’s 10.6% rate. Though eurozone inflation remains well above its pre-pandemic rate, the price pressures plaguing businesses and households over the past 12 months continue to ease. That said, over the longer term, broader economic and political conditions swamp country-specific issues—and in the eurozone’s case, even mild growth is likely to exceed low expectations, a bullish force for eurozone equities.

Several developed world central banks hiked rates in Q2. Some met expectations, including the 25 basis-point hikes from Sweden’s Riksbank, the ECB and the Swiss National Bank. Others, however, surprised. Norway’s Norges Bank and the BoE hiked by more than anticipated (50 bps instead of 25 bps). The Reserve Bank of Australia and Bank of Canada resumed rate increases after a pause, which caught observers off guard—the former hiked in May and June (25 bps each time) after an April break while the latter had been on hold since January.

For all the attention rate hikes receive, however, they don’t have a preset market impact. Yes, some countries’ markets are down in US dollar terms ever since their central banks began hiking, including Norway, Canada and Australia. Yet other markets are positive: See the eurozone, Switzerland, the UK and Sweden. In our view, this mixed bag illustrates that rate hikes aren’t automatically bad for equities. Monetary policy is just one factor, among many, that markets consider—worth keeping in mind given all the attention on monetary policy globally.

3

Management Discussion of Fund Performance – (Unaudited)

(continued)

Fisher Investments Institutional Group Stock Fund for Retirement Plans Performance Attribution

The Fisher Investments Institutional Group Stock Fund for Retirement Plans outperformed the MSCI ACWI Investable Market Index for the period from September 1, 2022 through August 31, 2023. During this period, the Fund returned 25.75% while the Fund’s primary benchmark, the MSCI ACWI Investable Market Index, returned 13.32%. Country and sector allocation as well as equity selection contributed to relative return. An overweight to and selection within the United States was the largest contributor to relative return, driven by visual computing company Nvidia, pharmaceutical company Eli Lilly and Company and luxury residential designer Toll Brothers. Additionally, an overweight to and selection within Information Technology contributed to performance as enterprise software and computer hardware conglomerate Oracle, lithography equipment manufacturer ASML Holdings and digital marketing & media solutions provider Adobe outperformed relative to the Information Technology sector within the MSCI ACWI Investable Market Index. Conversely, an underweight to and selection within Japan was the largest detractor from relative returns, driven by computer systems manufacturer FANUC as well as industrial machinery manufacturers SMC Corporation and Daifuku. Further, selection within Industrials detracted from performance as online payroll and human resource technology provider Paycom, diesel and natural gas engine manufacturer Cummins and rail freight company Canadian Pacific Kansas City Limited underperformed other Industrials companies.

Portfolio Shifts

For the period from September 1, 2022 through August 31, 2023, we have increased the Fund’s exposure to the Financials sector. We believe the Financials sector is likely to perform in-line with global markets. Positively, cyclical categories like Financials should perform well in our view, as equities recover from last year’s bear market. Recent high-profile bank failures appear highly isolated in nature—the broader banking system remains robust, with underappreciated balance sheet strength. Banks, worldwide, broadly have the highest capital and liquidity buffers in modern history, providing ample ability to weather economic uncertainty ahead. The strong balance sheet position of banks today allows for continued loan growth and the ability to keep lending margins wide via low dependence on more expensive interest-bearing funding sources.

Similarly, we decreased the Fund’s exposure to the Health Care sector. Health Care is a traditionally defensive sector that tends to underperform in economic rebounds and early bull markets—the environment we anticipate moving forward.

4

Management Discussion of Fund Performance – (Unaudited)

(continued)

Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans

Performance Attribution

The Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans outperformed the MSCI ACWI Investable Market Index for the period from September 1, 2022 through August 31, 2023. During this period, the Fund returned 27.34% while the Fund’s primary benchmark, the MSCI ACWI Investable Market Index, returned 13.32%. Country and sector allocation as well as equity selection contributed to relative outperformance. An overweight to and selection within the United States was the largest contributor to relative outperformance, driven by visual computing company Nvidia, pharmaceutical company Eli Lilly and Company, and industrial manufacturer Lennox International. Additionally, an overweight to and selection within Information Technology contributed to performance as enterprise software and computer hardware conglomerate Oracle, lithography equipment manufacturer ASML Holdings, and cloud computing company Salesforce outperformed relative to the Information Technology sector within the MSCI ACWI Investable Market Index. Conversely, an underweight to and selection within Denmark was the largest detractor from relative return, driven by wind power plant company Vestas Wind Systems. Further, an underweight to and selection within Japan detracted from performance as computer systems manufacturer FANUC and industrial machinery manufacturer Daifuku underperformed relative to Japan within the MSCI ACWI Investable Market Index.

Portfolio Shifts

For the period from September 1, 2022 through August 31, 2023, we increased the Fund’s exposure to Industrials. Lack of qualified labor and rising wages in Emerging Markets, improving productivity in Developed Markets and secular demand for semiconductor manufacturing globally are contributing to increased demand for factory automation equipment and services. Demand for extraction equipment will likely remain strong alongside elevated prices for many metals, particularly those exposed to “green capex” including cobalt, nickel and lithium, benefitting mining equipment manufacturers. The Russian invasion of Ukraine and US-China tensions have driven companies to secure supply chains in their domestic or friendly countries’ markets—likely decreasing global trade but increasing domestic infrastructure investments. However, rising geopolitical tensions have also pulled forward some defense spending.

During the same period, we significantly decreased the Fund’s exposure to Information Technology. Governments around the world may increasingly use antitrust laws to reduce intellectual property royalties, as recently seen in Asia, as well as national security as a rationale to impede cross border M&A, as recently seen in the US. Further, calls for Tech regulation in the US are increasing, ranging from social media legal immunity, anti-competitive business practices and M&A investigations from the Department of Justice

5

Management Discussion of Fund Performance – (Unaudited)

(continued)

and FTC. Global competition between the US and China continues to have downstream impacts on the Technology sector.

Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans Performance Attribution

The Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans outperformed the ICE BofA U.S. Broad Market Index for the period from September 1, 2022 through August 31, 2023. During this period, the Fund returned -0.60% while the Fund’s primary benchmark, the ICE BofA U.S. Broad Market Index, returned -1.32%. A strategic lack of exposure to securitized/collateralized bonds was the largest contributor to relative outperformance as the category underperformed the broader benchmark. Additionally, an overweight to and selection within corporate bonds also contributed to performance. Conversely, a strategic lack of exposure to Quasi & Foreign Government bonds detracted from performance as the category outperformed the broader benchmark. Further, selection within Sovereign bonds also detracted from performance.

Portfolio Shifts

For the period from June 30, 2023 to August 31, 2023, we have increased the Fund’s exposure to sovereign bonds by 6.65%.

Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans

Performance Attribution

The Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans outperformed the ICE BofA U.S. Broad Market Index for the period from September 1, 2022 through August 31, 2023. During this period, the Fund returned -0.69% while the Fund’s primary benchmark, the ICE BofA U.S. Broad Market Index, returned -1.32%. A strategic lack of exposure to securitized/collateralized bonds was the largest contributor to relative outperformance as the category underperformed the broader benchmark. Additionally, an overweight to corporate bonds also contributed to performance. Conversely, selection within sovereign bonds was the largest detractor from relative return. Further, a strategic lack of exposure to Quasi & Foreign Government bonds detracted from performance as the category outperformed the broader benchmark.

Portfolio Shifts

For the period from June 30, 2023 to August 31, 2023, we have increased the Fund’s exposure to sovereign bonds by 4.85%.

6

Investment Results (Unaudited)

Average Annual Total Returns as of August 31, 2023(a)

			Since
			Inception
	One Year	Three Year	(12/13/19)
Fisher Investments Institutional Group Stock Fund for Retirement Plans	25.75%	8.75%	11.31%
MSCI ACWI Investable Market Index(b)	13.32%	7.29%	7.42%

			Expense
			Ratios(c)
Gross			0.00%
With Applicable Waivers			0.00%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fisher Investments Institutional Group Stock Fund for Retirement Plans (the “Fund”) distributions or the redemption of Fund shares. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (800) 851-8845.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)	The MSCI ACWI Investable Market Index is designed to represent performance of the full opportunity set of large and mid-cap stocks across 23 developed markets and 24 emerging markets. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

(c)	The expense ratios are from the Fund’s prospectus dated December 29, 2022. Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”) has contractually agreed to pay all of the operating expenses of the Fund except portfolio transaction and other investment related costs (including brokerage fees and commissions, and fees and expenses associated with investments in derivative instruments, such as option and swap fees and expenses), taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as fees and expenses associated with investment in acquired funds and other collective investment vehicles). The Fund is available only to eligible retirement plans receiving the Adviser’s managed account or other services. The Fund does not pay a management fee to the Adviser. Retirement plans, plan sponsors and/or plan participants pay a separate fee for the Adviser’s services and also pay fees to record keepers and administrators. If paid from plan assets, these fees will reduce the net return to plan participants but are not reflected in net fund performance.

The Fund’s investment objective, strategies, risks, charges and expenses should be considered carefully before investing. The Fund’s prospectus contains this and other important information about the Fund and may be obtained by calling (800) 851-8845. Please read it carefully before investing.

7

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Fisher Investments Institutional Group Stock Fund for Retirement Plans and the MSCI ACWI Investable Market Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 made on December 13, 2019 (commencement of operations) and held through August 31, 2023. The MSCI ACWI Investable Market Index is designed to represent performance of the full opportunity set of large and mid-cap stocks across 23 developed and 24 emerging markets. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 851-8845. You should carefully consider the investment objective, risks, charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

8

Investment Results (Unaudited) (continued)

Average Annual Total Returns as of August 31, 2023(a)

			Since
			Inception
	One Year	Three Year	(12/13/19)
Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans	27.34%	9.18%	11.66%
MSCI ACWI Investable Market Index(b)	13.32%	7.29%	7.42%

			Expense
			Ratios(c)
Gross			0.00%
With Applicable Waivers			0.00%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans (the “Fund”) distributions or the redemption of Fund shares. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (800) 851-8845.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)	The MSCI ACWI Investable Market Index is designed to represent performance of the full opportunity set of large and mid-cap stocks across 23 developed markets and 24 emerging markets. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

(c)	The expense ratios are from the Fund’s prospectus dated December 29, 2022. Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”) has contractually agreed to pay all of the operating expenses of the Fund except portfolio transaction and other investment related costs (including brokerage fees and commissions, and fees and expenses associated with investments in derivative instruments, such as option and swap fees and expenses), taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as fees and expenses associated with investment in acquired funds and other collective investment vehicles). The Fund is available only to eligible retirement plans receiving the Adviser’s managed account or other services. The Fund does not pay a management fee to the Adviser. Retirement plans, plan sponsors and/or plan participants pay a separate fee for the Adviser’s services and also pay fees to record keepers and administrators. If paid from plan assets, these fees will reduce the net return to plan participants but are not reflected in net fund performance.

The Fund’s investment objective, strategies, risks, charges and expenses should be considered carefully before investing. The Fund’s prospectus contains this and other important information about the Fund and may be obtained by calling (800) 851-8845. Please read it carefully before investing.

9

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans and the MSCI ACWI Investable Market Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 made on December 13, 2019 (commencement of operations) and held through August 31, 2023. The MSCI ACWI Investable Market Index is designed to represent performance of the full opportunity set of large and mid-cap stocks across 23 developed and 24 emerging markets. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 851-8845. You should carefully consider the investment objective, risks, charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

10

Investment Results (Unaudited) (continued)

Average Annual Total Returns as of August 31, 2023(a)

			Since
			Inception
	One Year	Three Year	(12/13/19)
Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans	(0.60)%	(3.81)%	(1.73)%
ICE BofA U.S. Broad Market Index(b)	(1.32)%	(4.47)%	(1.91)%

			Expense
			Ratios(c)
Gross			0.01%
With Applicable Waivers			0.01%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans (the “Fund”) distributions or the redemption of Fund shares. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (800) 851-8845.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)	The ICE BofA U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

(c)	The expense ratios are from the Fund’s prospectus dated December 29, 2022 and represent acquired fund fees and expenses. Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”) has contractually agreed to pay all of the operating expenses of the Fund except portfolio transaction and other investment related costs (including brokerage fees and commissions, and fees and expenses associated with investments in derivative instruments, such as option and swap fees and expenses), taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as fees and expenses associated with investment in acquired funds and other collective investment vehicles). The Fund is available only to eligible retirement plans receiving the Adviser’s managed account or other services. The Fund does not pay a management fee to the Adviser. Retirement plans, plan sponsors and/or plan participants pay a separate fee for the Adviser’s services and also pay fees to record keepers and administrators. If paid from plan assets, these fees will reduce the net return to plan participants but are not reflected in net fund performance.

The Fund’s investment objective, strategies, risks, charges and expenses should be considered carefully before investing. The Fund’s prospectus contains this and other important information about the Fund and may be obtained by calling (800) 851-8845. Please read it carefully before investing.

11

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans and the ICE BofA U.S. Broad Market Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 made on December 13, 2019 (commencement of operations) and held through August 31, 2023. The ICE BofA U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities, and asset-backed securities. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 851-8845. You should carefully consider the investment objective, risks, charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

12

Investment Results (Unaudited) (continued)

Average Annual Total Returns as of August 31, 2023(a)

			Since
			Inception
	One Year	Three Year	(12/13/19)
Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans	(0.69)%	(4.07)%	(1.92)%
ICE BofA U.S. Broad Market Index(b)	(1.32)%	(4.47)%	(1.91)%

			Expense
			Ratios(c)
Gross			0.02%
With Applicable Waivers			0.02%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans (the “Fund”) distributions or the redemption of Fund shares. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (800) 851-8845.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)	The ICE BofA U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

(c)	The expense ratios are from the Fund’s prospectus dated December 29, 2022 and represent acquired fund fees and expenses. Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”) has contractually agreed to pay all of the operating expenses of the Fund except portfolio transaction and other investment related costs (including brokerage fees and commissions, and fees and expenses associated with investments in derivative instruments, such as option and swap fees and expenses), taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as fees and expenses associated with investment in acquired funds and other collective investment vehicles). The Fund is available only to eligible retirement plans receiving the Adviser’s managed account or other services. The Fund does not pay a management fee to the Adviser. Retirement plans, plan sponsors and/or plan participants pay a separate fee for the Adviser’s services and also pay fees to record keepers and administrators. If paid from plan assets, these fees will reduce the net return to plan participants but are not reflected in net fund performance.

The Fund’s investment objective, strategies, risks, charges and expenses should be considered carefully before investing. The Fund’s prospectus contains this and other important information about the Fund and may be obtained by calling (800) 851-8845. Please read it carefully before investing.

13

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans and the ICE BofA U.S. Broad Market Index (Unaudited)

This graph shows the value of a hypothetical initial investment of $10,000 made on December 13, 2019 (commencement of operations) and held through August 31, 2023. The ICE BofA U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities, and asset-backed securities. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 851-8845. You should carefully consider the investment objective, risks, charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

14

Fund Holdings (Unaudited)

Fisher Investments Institutional Group Stock Fund for Retirement Plans Holdings as of August 31, 2023.*

*	As a percentage of net assets.

The Fisher Investments Institutional Group Stock Fund for Retirement Plans seeks to outperform, net of fees and expenses, the return of the MSCI ACWI Investable Market Index as its investment objective.

15

Fund Holdings (Unaudited) (continued)

Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans Holdings as of August 31, 2023.*

*	As a percentage of net assets.

The Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans seeks to outperform, net of fees and expenses, the return of the MSCI ACWI Investable Market Index as its investment objective.

16

Fund Holdings (Unaudited) (continued)

Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans Holdings as of August 31, 2023.*

*	As a percentage of net assets.

The Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans seeks to outperform, net of fees and expenses, the return of the ICE BofA U.S. Broad Market Index as its investment objective.

17

Fund Holdings (Unaudited) (continued)

Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans Holdings as of August 31, 2023.*

*	As a percentage of net assets.

The Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans seeks to outperform, net of fees and expenses, the return of the ICE BofA U.S. Broad Market Index as its investment objective.

Availability of Portfolio Schedule – (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www. sec.gov.

18

Fisher Investments Institutional Group Stock Fund For Retirement Plans
Schedule of Investments
August 31, 2023

COMMON STOCKS — 98.73%	Shares	Fair Value
Australia — 0.67%
Materials — 0.67%
BHP Group Ltd.	26	$756
Rio Tinto Ltd.	10	732
		1,488
Total Australia		1,488

Brazil — 0.22%
Materials — 0.22%
Vale SA - ADR	38	500

Total Brazil		500

Canada — 1.95%
Industrials — 0.71%
Canadian Pacific Kansas City Ltd.	20	1,588

Materials — 1.24%
Hudbay Minerals, Inc.	232	1,153
Lundin Mining Corp.	208	1,613
		2,766
Total Canada		4,354

China — 0.95%
Communications — 0.45%
Tencent Holdings Ltd. - ADR	24	994

Consumer Discretionary — 0.25%
Alibaba Group Holding Ltd. - ADR(a)	6	557

Health Care — 0.25%
Sino Biopharmaceutical Ltd. - ADR	75	549
Total China		2,100

France — 3.36%
Consumer Discretionary — 0.84%
Kering SA - ADR	35	1,876

Energy — 0.73%
TotalEnergies SE	26	1,638

Financials — 0.67%
BNP Paribas SA	23	1,490

Health Care — 0.43%
Sanofi	9	963

Technology — 0.69%
Dassault Systems SE	39	1,549
Total France		7,516

Germany — 4.03%
Consumer Discretionary — 2.28%
adidas AG	12	2,401

See accompanying notes which are an integral part of these financial statements.

19

Fisher Investments Institutional Group Stock Fund For Retirement Plans
Schedule of Investments (continued)
August 31, 2023

COMMON STOCKS — 98.73% - continued	Shares	Fair Value
Germany — 4.03% - continued
Consumer Discretionary — 2.28% - continued
Mercedes-Benz Group AG	28	$2,052
Sixt SE	6	641
		5,094
Industrials — 1.75%
MTU Aero Engines AG	8	1,873
Siemens AG	13	1,959
Siemens Energy AG(a)	4	57
		3,889
Total Germany		8,983

India — 0.51%
Technology — 0.51%
Infosys Ltd. - ADR	65	1,129
Total India		1,129

Italy — 1.33%
Energy — 0.52%
Eni SpA	75	1,162

Financials — 0.81%
Intesa Sanpaolo SpA	672	1,802
Total Italy		2,964

Japan — 2.67%
Industrials — 2.67%
Daifuku Co. Ltd. - ADR	85	781
FANUC Corp. - ADR	99	1,405
SMC Corp. - ADR	98	2,389
Yaskawa Electric Corp. - ADR	18	1,410
		5,985
Total Japan		5,985

Korea (Republic of) — 2.08%
Financials — 0.38%
KB Financial Group, Inc.	21	858

Technology — 1.70%
Samsung Electronics Co. Ltd. - GDR	3	3,789
Total Korea (Republic of)		4,647

Netherlands — 2.95%
Financials — 0.59%
ING Groep NV	93	1,322

Technology — 2.36%
ASML Holding NV	8	5,276
Total Netherlands		6,598

See accompanying notes which are an integral part of these financial statements.

20

Fisher Investments Institutional Group Stock Fund For Retirement Plans
Schedule of Investments (continued)
August 31, 2023

COMMON STOCKS — 98.73% - continued	Shares	Fair Value
Spain — 1.72%
Financials — 1.72%
Banco Bilbao Vizcaya Argentaria SA	250	$1,971
Banco Santander SA	479	1,872
		3,843
Total Spain		3,843

Switzerland — 0.59%
Health Care — 0.59%
Novartis AG	13	1,314
Total Switzerland		1,314

Taiwan Province of China — 2.85%
Technology — 2.85%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	68	6,363
Total Taiwan Province of China		6,363

United Kingdom — 2.60%
Consumer Staples — 0.08%
Haleon PLC	44	180

Energy — 1.76%
BP PLC	248	1,532
Shell PLC	77	2,386
		3,918
Health Care — 0.76%
AstraZeneca PLC	8	1,081
GSK PLC	35	616
		1,697
Total United Kingdom		5,795

United States — 70.25%
Communications — 5.49%
Alphabet, Inc., Class A(a)	53	7,217
Meta Platforms, Inc., Class A(a)	11	3,255
Netflix, Inc.(a)	3	1,301
Walt Disney Co. (The)(a)	6	502
		12,275
Consumer Discretionary — 9.20%
Amazon.com, Inc.(a)	40	5,521
Autoliv, Inc.	19	1,854
Capri Holdings Ltd.(a)	37	1,942
General Motors Co.	47	1,575
Home Depot, Inc. (The)	8	2,643
Starbucks Corp.	13	1,267
Toll Brothers, Inc.	38	3,113
Wynn Resorts Ltd.	26	2,636
		20,551
Consumer Staples — 4.63%
Costco Wholesale Corp.	6	3,295

See accompanying notes which are an integral part of these financial statements.

21

Fisher Investments Institutional Group Stock Fund For Retirement Plans
Schedule of Investments (continued)
August 31, 2023

COMMON STOCKS — 98.73% - continued	Shares	Fair Value
United States — 70.25% - continued
Consumer Staples — 4.63% - continued
PepsiCo, Inc.	13	$2,313
Procter & Gamble Co. (The)	17	2,624
Walmart, Inc.	13	2,114
		10,346
Energy — 2.66%
Chevron Corp.	15	2,416
Exxon Mobil Corp.	21	2,335
Marathon Oil Corp.	45	1,186
		5,937
Financials — 10.79%
American Express Co.	13	2,054
Bank of America Corp.	67	1,921
BlackRock, Inc.	4	2,802
Citigroup, Inc.	42	1,734
Goldman Sachs Group, Inc. (The)	5	1,639
Invesco Ltd.	52	828
Jefferies Financial Group, Inc.	25	892
JPMorgan Chase & Co.	14	2,049
MasterCard, Inc., Class A	5	2,063
Morgan Stanley	29	2,469
Paycom Software, Inc.	7	2,064
T. Rowe Price Group, Inc.	10	1,122
Visa, Inc., Class A	10	2,457
		24,094
Health Care — 9.85%
Abbott Laboratories	9	926
Danaher Corp.	5	1,325
Eli Lilly & Co.	8	4,433
Exact Sciences Corp.(a)	14	1,171
Intuitive Surgical, Inc.(a)	9	2,815
Johnson & Johnson	13	2,102
Merck & Co., Inc.	21	2,288
PTC Therapeutics, Inc.(a)	15	593
Sarepta Therapeutics, Inc.(a)	5	605
Stryker Corp.	6	1,701
Thermo Fisher Scientific, Inc.	3	1,671
UnitedHealth Group, Inc.	5	2,383
		22,013
Industrials — 7.14%
A.O. Smith Corp.	23	1,668
AeroVironment, Inc.(a)	17	1,650
Boeing Co. (The)(a)	10	2,240
Carrier Global Corp.	6	345
Cummins, Inc.	8	1,840
Deere & Co.	4	1,644
IDEX Corp.	7	1,585

See accompanying notes which are an integral part of these financial statements.

22

Fisher Investments Institutional Group Stock Fund For Retirement Plans
Schedule of Investments (continued)
August 31, 2023

COMMON STOCKS — 98.73% - continued	Shares	Fair Value
United States — 70.25% - continued
Industrials — 7.14% - continued
Lennox International, Inc.	7	$2,637
Otis Worldwide Corp.	3	257
Raytheon Technologies Corp.	6	516
Rockwell Automation, Inc.	5	1,560
		15,942
Materials — 0.96%
Cleveland-Cliffs, Inc.(a)	69	1,055
Materion Corp.	10	1,088
		2,143
Technology — 19.53%
Adobe, Inc.(a)	5	2,796
Advanced Micro Devices, Inc.(a)	29	3,066
Apple, Inc.	55	10,333
Autodesk, Inc.(a)	6	1,332
Intuit, Inc.	2	1,084
Microsoft Corp.	27	8,849
NVIDIA Corp.	21	10,364
Oracle Corp.	22	2,648
salesforce.com, Inc.(a)	9	1,993
ServiceNow, Inc.(a)	2	1,178
		43,643
Total United States		156,944
Total Common Stocks — (Cost $166,424)		220,523

MONEY MARKET FUNDS — 1.12%
First American Government Obligations Fund, Class X, 5.25%(b)	2,501	2,501

Total Money Market Funds (Cost $2,501)		2,501

Total Investments — 99.85% (Cost $168,925)		223,024

Other Assets in Excess of Liabilities — 0.15%		335

NET ASSETS — 100.00%		$223,359

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2023.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

23

Fisher Investments Institutional Group ESG Stock Fund For Retirement Plans
Schedule of Investments
August 31, 2023

COMMON STOCKS — 98.34%	Shares	Fair Value
Canada — 0.69%
Materials — 0.69%
Hudbay Minerals Inc.	158	$786
Lundin Mining Corp.	100	775
		1,561
Total Canada		1,561

China — 0.85%
Communications — 0.35%
Tencent Holdings Ltd. - ADR	19	787

Consumer Discretionary — 0.25%
Alibaba Group Holding Ltd. - ADR(a)	6	557

Health Care — 0.25%
Sino Biopharmaceutical Ltd. - ADR	76	556
Total China		1,900

Denmark — 0.87%
Industrials — 0.87%
Vestas Wind Systems A/S(a)	85	1,966
Total Denmark		1,966

France — 3.12%
Consumer Discretionary — 0.78%
Kering SA - ADR	33	1,769

Financials — 1.06%
BNP Paribas SA	37	2,397

Health Care — 0.52%
Sanofi	11	1,177

Technology — 0.76%
Dassault Systems SE	43	1,708
Total France		7,051

Germany — 3.72%
Consumer Discretionary — 2.69%
adidas AG	13	2,600
Mercedes-Benz Group AG	39	2,857
Sixt SE	6	641
		6,098
Industrials — 1.03%
Siemens AG	15	2,260
Siemens Energy AG(a)	4	57
		2,317
Total Germany		8,415

See accompanying notes which are an integral part of these financial statements.

24

Fisher Investments Institutional Group ESG Stock Fund For Retirement Plans
Schedule of Investments (continued)
August 31, 2023

COMMON STOCKS — 98.34% - continued	Shares	Fair Value
India — 0.36%
Technology — 0.36%
Infosys Ltd. - ADR	47	$816
Total India		816

Italy — 1.71%
Energy — 0.84%
Eni SpA	123	1,906

Financials — 0.87%
Intesa Sanpaolo SpA	730	1,958
Total Italy		3,864

Japan — 1.78%
Industrials — 1.78%
Daifuku Co. Ltd. - ADR	64	588
FANUC Corp. - ADR	92	1,305
Yaskawa Electric Corp. - ADR	27	2,115
		4,008
Total Japan		4,008

Korea (Republic of) — 1.54%
Financials — 0.42%
KB Financial Group, Inc.	23	939

Technology — 1.12%
Samsung Electronics Co. Ltd. - GDR	2	2,526
Total Korea (Republic of)		3,465

Netherlands — 2.33%
Technology — 2.33%
ASML Holding NV	8	5,276
Total Netherlands		5,276

Norway — 1.08%
Energy — 1.08%
Equinor ASA	79	2,439
Total Norway		2,439

Spain — 1.72%
Financials — 1.72%
Banco Bilbao Vizcaya Argentaria SA	266	2,097
Banco Santander SA	457	1,786
		3,883
Total Spain		3,883

Switzerland — 0.69%
Industrials — 0.69%
ABB Ltd.	41	1,564
Total Switzerland		1,564

See accompanying notes which are an integral part of these financial statements.

25

Fisher Investments Institutional Group ESG Stock Fund For Retirement Plans
Schedule of Investments (continued)
August 31, 2023

COMMON STOCKS — 98.34% - continued	Shares	Fair Value
Taiwan Province of China — 2.77%
Technology — 2.77%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	67	$6,269
Total Taiwan Province of China		6,269

United Kingdom — 5.10%
Consumer Staples — 0.59%
Unilever PLC	26	1,332

Energy — 2.41%
BP PLC	479	2,959
Shell PLC	81	2,474
		5,433
Health Care — 0.60%
AstraZeneca PLC	10	1,351

Materials — 1.50%
Anglo American PLC	55	1,463
Antofagasta PLC	105	1,927
		3,390
Total United Kingdom		11,506

United States — 70.01%
Communications — 3.94%
Alphabet, Inc., Class A(a)	49	6,672
Netflix, Inc.(a)	4	1,735
Walt Disney Co. (The)(a)	6	502
		8,909
Consumer Discretionary — 7.82%
Amazon.com, Inc.(a)	39	5,383
Autoliv, Inc.	21	2,050
Capri Holdings Ltd.(a)	36	1,890
General Motors Co.	58	1,944
Home Depot, Inc. (The)	8	2,643
NIKE, Inc., Class B	8	814
Toll Brothers, Inc.	36	2,949
		17,673
Consumer Staples — 4.20%
Costco Wholesale Corp.	5	2,746
PepsiCo, Inc.	16	2,847
Procter & Gamble Co. (The)	20	3,087
Walmart, Inc.	5	813
		9,493
Energy — 1.04%
Schlumberger Ltd.	40	2,358

Financials — 12.37%
American Express Co.	14	2,212
Bank of America Corp.	68	1,950
BlackRock, Inc.	4	2,802

See accompanying notes which are an integral part of these financial statements.

26

Fisher Investments Institutional Group ESG Stock Fund For Retirement Plans
Schedule of Investments (continued)
August 31, 2023

COMMON STOCKS — 98.34% - continued	Shares	Fair Value
United States — 70.01% - continued
Financials — 12.37% - continued
Citigroup, Inc.	61	$2,518
Goldman Sachs Group, Inc. (The)	5	1,639
Invesco Ltd.	124	1,974
Jefferies Financial Group, Inc.	20	714
JPMorgan Chase & Co.	14	2,049
MasterCard, Inc., Class A	7	2,888
Morgan Stanley	26	2,213
Paycom Software, Inc.	6	1,769
T. Rowe Price Group, Inc.	14	1,571
Visa, Inc., Class A	15	3,686
		27,985
Health Care — 12.48%
Abbott Laboratories	9	926
Danaher Corp.	5	1,325
Eli Lilly & Co.	13	7,204
Exact Sciences Corp.(a)	17	1,422
Intuitive Surgical, Inc.(a)	9	2,815
Johnson & Johnson	16	2,587
Merck & Co., Inc.	25	2,725
PTC Therapeutics, Inc.(a)	14	553
Sarepta Therapeutics, Inc.(a)	5	605
Stryker Corp.	6	1,701
Thermo Fisher Scientific, Inc.	4	2,228
UnitedHealth Group, Inc.	5	2,383
Vertex Pharmaceuticals, Inc.(a)	5	1,742
		28,216
Industrials — 8.40%
A.O. Smith Corp.	29	2,103
Cummins, Inc.	10	2,300
Deere & Co.	5	2,055
HEICO Corp.	15	2,531
Lennox International, Inc.	9	3,391
Rockwell Automation, Inc.	9	2,809
Union Pacific Corp.	7	1,544
Xylem, Inc.	22	2,278
		19,011
Technology — 19.76%
Adobe, Inc.(a)	5	2,797
Advanced Micro Devices, Inc.(a)	31	3,277
Apple, Inc.	53	9,957
Autodesk, Inc.(a)	7	1,554
Intuit, Inc.	2	1,084
Microsoft Corp.	28	9,176
NVIDIA Corp.	23	11,353
Oracle Corp.	21	2,528
salesforce.com, Inc.(a)	8	1,772

See accompanying notes which are an integral part of these financial statements.

27

Fisher Investments Institutional Group ESG Stock Fund For Retirement Plans
Schedule of Investments (continued)
August 31, 2023

COMMON STOCKS — 98.34% - continued	Shares	Fair Value
United States — 70.01% - continued
Technology — 19.76% - continued
ServiceNow, Inc.(a)	2	$1,178
		44,676
Total United States		158,321
Total Common Stocks — (Cost $166,097)		222,304

PREFERRED STOCKS — 0.69%	Shares	Fair Value
Australia — 0.69%
Materials — 0.69%
Fortescue Metals Group Ltd.	113	1,569
Total Australia		1,569
Total Preferred Stocks — (Cost $1,554)		1,569

MONEY MARKET FUNDS — 0.81%
First American Government Obligations Fund, Class X, 5.25%(b)	1,830	1,830

Total Money Market Funds (Cost $1,830)		1,830

Total Investments — 99.84% (Cost $169,481)		225,703

Other Assets in Excess of Liabilities — 0.16%		360

NET ASSETS — 100.00%		$226,063

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2023.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

28

Fisher Investments Institutional Group Fixed Income Fund For Retirement Plans
Schedule of Investments
August 31, 2023

	Principal
CORPORATE BONDS — 29.66%	Amount	Fair Value
Communications — 3.36%
Comcast Corp., 3.55%, 5/1/2028	$100,000	$94,443

Consumer Staples — 3.79%
Procter & Gamble Co. (The), 5.50%, 2/1/2034	100,000	106,481

Financials — 6.71%
BlackRock, Inc., 3.25%, 4/30/2029	100,000	92,492
JPMorgan Chase & Co., 4.13%, 12/15/2026	100,000	96,320
		188,812
Health Care — 2.46%
Bristol-Myers Squibb Co., 4.55%, 2/20/2048	78,000	69,215

Industrials — 2.78%
Southwest Airlines Co., 7.38%, 3/1/2027	75,000	78,203

Real Estate — 4.32%
Omega Healthcare Investors, Inc., 3.38%, 2/1/2031	150,000	121,389

Technology — 6.24%
International Business Machines Corp., 4.25%, 5/15/2049	100,000	82,701
Oracle Corp., 3.25%, 11/15/2027	100,000	92,701
		175,402
Total Corporate Bonds (Cost $969,023)		833,945

U.S. GOVERNMENT & AGENCIES — 34.61%
United States Treasury Note, 1.50%, 9/30/2024	109,700	105,322
United States Treasury Note, 1.50%, 2/15/2025	254,000	241,191
United States Treasury Note, 2.63%, 2/15/2029	301,100	277,271
United States Treasury Note, 4.50%, 2/15/2036	334,000	349,551

Total U.S. Government & Agencies (Cost $1,109,455)		973,335

EXCHANGE-TRADED FUNDS — 31.90%	Shares	Fair Value
iShares Broad USD High Yield Corporate Bond ETF	11,815	418,842
iShares MBS ETF	5,201	477,972
Total Exchange-Traded Funds (Cost $986,642)		896,814

MONEY MARKET FUNDS — 3.42%
First American Government Obligations Fund, Class X, 5.25%(a)	96,178	96,178

Total Money Market Funds (Cost $96,178)		96,178

Total Investments — 99.59% (Cost $3,161,298)		2,800,272

Other Assets in Excess of Liabilities — 0.41%		11,482

NET ASSETS — 100.00%		$2,811,754

(a)	Rate disclosed is the seven day effective yield as of August 31, 2023.

See accompanying notes which are an integral part of these financial statements.

29

Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans
Schedule of Investments
August 31, 2023

	Principal
CORPORATE BONDS — 29.14%	Amount	Fair Value
Communications — 3.38%
Comcast Corp., 3.55%, 5/1/2028	$100,000	$94,443

Consumer Staples — 3.81%
Procter & Gamble Co. (The), 5.50%, 2/1/2034	100,000	106,481

Financials — 6.77%
BlackRock, Inc., 3.25%, 4/30/2029	100,000	92,492
JPMorgan Chase & Co., 4.13%, 12/15/2026	100,000	96,320
		188,812
Health Care — 2.48%
Bristol-Myers Squibb Co., 4.55%, 2/20/2048	78,000	69,215

Industrials — 2.80%
Southwest Airlines Co., 7.38%, 3/1/2027	75,000	78,203

Real Estate — 3.62%
Omega Healthcare Investors, Inc., 3.38%, 2/1/2031	125,000	101,158

Technology — 6.28%
International Business Machines Corp., 4.25%, 5/15/2049	100,000	82,701
Oracle Corp., 3.25%, 11/15/2027	100,000	92,701
		175,402
Total Corporate Bonds (Cost $948,591)		813,714

U.S. GOVERNMENT & AGENCIES — 36.37%
United States Treasury Note, 1.50%, 9/30/2024	109,900	105,514
United States Treasury Note, 1.50%, 2/15/2025	311,000	295,316
United States Treasury Note, 2.63%, 2/15/2029	286,700	264,010
United States Treasury Note, 4.50%, 2/15/2036	335,000	350,599

Total U.S. Government & Agencies (Cost $1,149,653)		1,015,439

EXCHANGE-TRADED FUNDS — 32.38%	Shares	Fair Value
iShares MBS ETF	5,156	473,837
Nuveen ESG High Yield Corporate Bond ETF	20,911	430,369
Total Exchange-Traded Funds (Cost $1,006,044)		904,206

MONEY MARKET FUNDS — 1.70%
First American Government Obligations Fund, Class X, 5.25%(a)	47,526	47,526

Total Money Market Funds (Cost $47,526)		47,526

Total Investments — 99.59% (Cost $3,151,814)		2,780,885

Other Assets in Excess of Liabilities — 0.41%		11,357

NET ASSETS — 100.00%		$2,792,242

(a)	Rate disclosed is the seven day effective yield as of August 31, 2023.

See accompanying notes which are an integral part of these financial statements.

30

Fisher Investments Institutional Group Fund Family
Statements of Assets and Liabilities
August 31, 2023

	Fisher Investments Institutional Group
				ESG Fixed
	Stock	ESG Stock	Fixed Income	Income
	Fund for	Fund for	Fund for	Fund for
	Retirement	Retirement	Retirement	Retirement
	Plans	Plans	Plans	Plans
Assets
Investments in securities at value (cost $168,925, $169,481, $3,161,298 and $3,151,814, respectively)	$223,024	$225,703	$2,800,272	$2,780,885
Foreign currencies, at value (cost $-, $12, $- and $-, respectively)	—	12	—	—
Dividends and interest receivable	335	348	11,482	11,357
Total Assets	223,359	226,063	2,811,754	2,792,242

Net Assets	$223,359	$226,063	$2,811,754	$2,792,242
Net Assets consist of:
Paid-in capital	$158,148	$157,696	$3,224,384	$3,222,897
Accumulated earnings (deficits)	65,211	68,367	(412,630)	(430,655)
Net Assets	$223,359	$226,063	$2,811,754	$2,792,242
Shares outstanding (unlimited number of shares authorized, no par value)	15,645	15,610	323,178	323,110
Net asset value (“NAV”) and offering price per share	$14.28	$14.48	$8.70	$8.64

See accompanying notes which are an integral part of these financial statements.

31

Fisher Investments Institutional Group Fund Family
Statements of Operations
For the year ended August 31, 2023

	Fisher Investments Institutional Group
				ESG Fixed
	Stock	ESG Stock	Fixed Income	Income
	Fund for	Fund for	Fund for	Fund for
	Retirement	Retirement	Retirement	Retirement
	Plans	Plans	Plans	Plans
Investment Income
Dividend income	$3,415	$3,384	$40,979	$41,333
Interest income	—	—	50,812	50,112
Foreign dividend taxes withheld	(376)	(313)	—	—
Total investment income	3,039	3,071	91,791	91,445

Net investment income	3,039	3,071	91,791	91,445

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities transactions	10,898	12,074	(94,286)	(95,211)
Net realized gain (loss) on foreign currency translations	(5)	8	—	—
Net change in unrealized appreciation (depreciation) of investment securities and foreign currency translations	31,766	33,469	(13,808)	(15,731)
Net realized and change in unrealized gain (loss) on investments and foreign currency	42,659	45,551	(108,094)	(110,942)
Net increase (decrease) in net assets resulting from operations	$45,698	$48,622	$(16,303)	$(19,497)

See accompanying notes which are an integral part of these financial statements.

32

Fisher Investments Institutional Group Fund Family
Statements of Changes in Net Assets

	Fisher Investments		Fisher Investments
	Institutional Group Stock		Institutional Group ESG Stock
	Fund for Retirement Plans		Fund for Retirement Plans
	For the Year	For the Year	For the Year	For the Year
	Ended August	Ended August	Ended August	Ended August
	31, 2023	31, 2022	31, 2023	31, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$3,039	$2,846	$3,071	$2,846
Net realized gain (loss) on investment securities transactions and foreign currency translations	10,893	(837)	12,082	(715)
Net change in unrealized appreciation (depreciation) of investment securities and foreign currency translations	31,766	(53,752)	33,469	(52,521)
Net increase (decrease) in net assets resulting from operations	45,698	(51,743)	48,622	(50,390)
Distributions From:
Earnings	(3,263)	(2,617)	(2,881)	(2,359)
Total distributions	(3,263)	(2,617)	(2,881)	(2,359)

Capital Transactions
Reinvestment of distributions	3,263	2,617	2,881	2,359
Amount paid for shares redeemed	—	(14)	—	(13)
Net increase in net assets resulting from capital transactions	3,263	2,603	2,881	2,346
Total Increase (Decrease) in Net Assets	45,698	(51,757)	48,622	(50,403)

Net Assets
Beginning of year	177,661	229,418	177,441	227,844
End of year	$223,359	$177,661	$226,063	$177,441

Share Transactions
Shares issued in reinvestment of distributions	290	174	255	157
Shares redeemed	—	(1)	—	(1)
Net increase in shares outstanding	290	173	255	156

See accompanying notes which are an integral part of these financial statements.

33

Fisher Investments Institutional Group Fund Family
Statements of Changes in Net Assets (continued)

	Fisher Investments		Fisher Investments
	Institutional Group Fixed		Institutional Group ESG Fixed
	Income Fund for Retirement		Income Fund for Retirement
	Plans		Plans
	For the Year	For the Year	For the Year	For the Year
	Ended August	Ended August	Ended August	Ended August
	31, 2023	31, 2022	31, 2023	31, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$91,791	$57,359	$91,445	$57,021
Net realized loss on investment securities transactions and foreign currency translations	(94,286)	(22,424)	(95,211)	(20,538)
Net change in unrealized depreciation of investment securities and foreign currency translations	(13,808)	(442,415)	(15,731)	(451,545)
Net decrease in net assets resulting from operations	(16,303)	(407,480)	(19,497)	(415,062)

Distributions From:
Earnings	(67,327)	(56,411)	(68,072)	(53,329)
Total distributions	(67,327)	(56,411)	(68,072)	(53,329)

Capital Transactions
Reinvestment of distributions	67,327	56,411	68,072	53,329
Amount paid for shares redeemed	—	(9)	—	(9)
Net increase in net assets resulting from capital transactions	67,327	56,402	68,072	53,320
Total Decrease in Net Assets	(16,303)	(407,489)	(19,497)	(415,071)

Net Assets
Beginning of year	2,828,057	3,235,546	2,811,739	3,226,810
End of year	$2,811,754	$2,828,057	$2,792,242	$2,811,739

Share Transactions
Shares issued in reinvestment of distributions	7,828	5,569	7,962	5,275
Shares redeemed	—	(1)	—	(1)
Net increase in shares outstanding	7,828	5,568	7,962	5,274

See accompanying notes which are an integral part of these financial statements.

34

Fisher Investments Institutional Group Stock Fund for Retirement Plans
Financial Highlights

(For a share outstanding during each period)

				For the
	For the	For the	For the	Period
	Year Ended	Year Ended	Year Ended	Ended
	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$11.57	$15.11	$11.58	$10.00

Investment operations:
Net investment income	0.19	0.18	0.17	0.10
Net realized and unrealized gain (loss)	2.73	(3.55)	3.51	1.48
Total from investment operations	2.92	(3.37)	3.68	1.58

Less distributions to shareholders from:
Net investment income	(0.18)	(0.17)	(0.15)	—
Net realized gains	(0.03)	—	—	—
Total distributions	(0.21)	(0.17)	(0.15)	—

Net asset value, end of period	$14.28	$11.57	$15.11	$11.58

Total Return(b)	25.75%	(22.55)%	32.06%	15.80	% (c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$223	$178	$229	$174
Ratio of net investment income to average net assets	1.56%	1.37%	1.27%	1.44	% (d)
Portfolio turnover rate	25%	11%	1%	12	% (c)

(a)	For the period December 13, 2019 (commencement of operations) to August 31, 2020.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

35

Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans
Financial Highlights

(For a share outstanding during each period)

				For the
	For the	For the	For the	Period
	Year Ended	Year Ended	Year Ended	Ended
	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$11.56	$14.98	$11.58	$10.00

Investment operations:
Net investment income	0.20	0.19	0.16	0.12
Net realized and unrealized gain (loss)	2.91	(3.45)	3.40	1.46
Total from investment operations	3.11	(3.26)	3.56	1.58

Less distributions to shareholders from:
Net investment income	(0.19)	(0.16)	(0.16)	—
Total distributions	(0.19)	(0.16)	(0.16)	—

Net asset value, end of period	$14.48	$11.56	$14.98	$11.58

Total Return(b)	27.34%	(22.03)%	31.07%	15.80	% (c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$226	$177	$228	$174
Ratio of net investment income to average net assets	1.56%	1.37%	1.23%	1.64	% (d)
Portfolio turnover rate	30%	10%	1%	15	% (c)

(a)	For the period December 13, 2019 (commencement of operations) to August 31, 2020.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

36

Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans
Financial Highlights

(For a share outstanding during each period)

				For the
	For the	For the	For the	Period
	Year Ended	Year Ended	Year Ended	Ended
	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$8.97	$10.44	$10.53	$10.00

Investment operations:
Net investment income	0.28	0.18	0.21	0.18
Net realized and unrealized gain (loss)	(0.34)	(1.47)	0.04	0.35
Total from investment operations	(0.06)	(1.29)	0.25	0.53

Less distributions to shareholders from:
Net investment income	(0.21)	(0.18)	(0.27)	—
Net realized gains	—	— (b)	(0.07)	—
Total distributions	(0.21)	(0.18)	(0.34)	—

Net asset value, end of period	$8.70	$8.97	$10.44	$10.53

Total Return(c)	(0.60)%	(12.54)%	2.38%	5.30	% (d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$2,812	$2,828	$3,236	$3,160
Ratio of net investment income to average net assets	3.30%	1.89%	2.00%	2.51	% (e)
Portfolio turnover rate	14%	32%	46%	0	% (d)

(a)	For the period December 13, 2019 (commencement of operations) to August 31, 2020.

(b)	Rounds to less than $0.005 per share.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

37

Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans
Financial Highlights

(For a share outstanding during each period)

				For the
	For the	For the	For the	Period
	Year Ended	Year Ended	Year Ended	Ended
	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$8.92	$10.41	$10.54	$10.00

Investment operations:
Net investment income	0.29	0.18	0.21	0.18
Net realized and unrealized gain (loss)	(0.35)	(1.50)	— (b)	0.36
Total from investment operations	(0.06)	(1.32)	0.21	0.54

Less distributions to shareholders from:
Net investment income	(0.22)	(0.17)	(0.27)	—
Net realized gains	—	— (b)	(0.07)	—
Total distributions	(0.22)	(0.17)	(0.34)	—

Net asset value, end of period	$8.64	$8.92	$10.41	$10.54

Total Return(c)	(0.69)%	(12.85)%	2.02%	5.40	% (d)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$2,792	$2,812	$3,227	$3,162
Ratio of net investment income to average net assets	3.31%	1.88%	1.99%	2.46	% (e)
Portfolio turnover rate	14%	33%	46%	0	% (d)

(a)	For the period December 13, 2019 (commencement of operations) to August 31, 2020.

(b)	Rounds to less than $0.005 per share.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

38

Fisher Investments Institutional Group Fund Family
Notes to the Financial Statements
August 31, 2023

NOTE 1. ORGANIZATION

Fisher Investments Institutional Group Stock Fund for Retirement Plans (the “Stock Fund”), Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans (the “ESG Stock Fund”), Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans (the “Fixed Income Fund”) and the Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans (the “ESG Fixed Income Fund”) (each a “Fund” and collectively the “Funds”) were each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified series of Unified Series Trust (the “Trust”) on November 12, 2018. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Board. The Funds commenced operations on December 13, 2019. The investment adviser to the Funds is Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”). The investment objective of the Stock Fund and ESG Stock Fund is to seek to outperform, net of fees and expenses, the return of the MSCI ACWI Investable Market Index. The investment objective of the Fixed Income Fund and ESG Fixed Income Fund is to seek to outperform, net of fees and expenses, the return of the ICE BofA U.S. Broad Market Index.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Regulatory update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

39

Fisher Investments Institutional Group Fund Family
Notes to the Financial Statements (continued)
August 31, 2023

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations on the Statements of Operations represents currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. The net change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statements of Operations.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended August 31, 2023, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations when incurred. During the year, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

40

Fisher Investments Institutional Group Fund Family
Notes to the Financial Statements (continued)
August 31, 2023

Expenses – Expenses incurred by the Trust that do not relate to a specific Fund are allocated to the individual funds of the Trust based on each Fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Dividends and Distributions – Each Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the

41

Fisher Investments Institutional Group Fund Family
Notes to the Financial Statements (continued)
August 31, 2023

reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser, as Valuation Designee, under the oversight of the Board’s Pricing & Liquidity Committee. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available in conformity with guidelines adopted by the Board. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Designee pursuant to its policies and procedures. Any fair value provided by the Valuation Designee is subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on a quarterly basis. Under these policies,

42

Fisher Investments Institutional Group Fund Family
Notes to the Financial Statements (continued)
August 31, 2023

the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

With respect to foreign equity securities that are principally traded on a market outside the United States, the Board has approved the utilization of an independent fair value pricing service to evaluate the effect of market fluctuations on these securities after the close of trading in that foreign market. To the extent that securities are valued using this service, they will be classified as Level 2 securities.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Valuation Designee, decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Valuation Designee, in conformity with guidelines adopted by and subject to review of the Board through its Pricing & Liquidity Committee. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that a Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based

43

Fisher Investments Institutional Group Fund Family
Notes to the Financial Statements (continued)
August 31, 2023

on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2023:

Stock Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$219,974	$549	$—	$220,523
Money Market Funds	2,501	—	—	2,501
Total	$222,475	$549	$—	$223,024

ESG Stock Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$219,274	$3,030	$—	$222,304
Preferred Stocks	1,569	—	—	1,569
Money Market Funds	1,830	—	—	1,830
Total	$222,673	$3,030	$—	$225,703

Fixed Income Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds(a)	$—	$833,945	$—	$833,945
U.S. Government & Agencies	—	973,335	—	973,335
Exchange-Traded Funds	896,814	—	—	896,814
Money Market Funds	96,178	—	—	96,178
Total	$992,992	$1,807,280	$—	$2,800,272

ESG Fixed Income Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds(a)	$—	$813,714	$—	$813,714
U.S. Government & Agencies	—	1,015,439	—	1,015,439
Exchange-Traded Funds	904,206	—	—	904,206
Money Market Funds	47,526	—	—	47,526
Total	$951,732	$1,829,153	$—	$2,780,885

(a)	Refer to Schedule of Investments for sector classifications.

The Funds did not hold any investments at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

44

Fisher Investments Institutional Group Fund Family
Notes to the Financial Statements (continued)
August 31, 2023

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement with the Trust with respect to the Funds, manages the Funds’ investments. The Adviser pays all of the operating expenses of the Funds except portfolio transaction and other investment related costs (including brokerage fees and commissions, and fees and expenses associated with investments in derivative instruments, such as option and swap fees and expenses), taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as fees and expenses associated with investment in acquired funds and other collective investment vehicles). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Funds’ expenses, except those specified above, are paid by the Adviser. The Funds do not pay a management fee to the Adviser. Retirement plans, plan sponsors and/or plan participants pay a separate fee for the Adviser’s services and also pay fees to record keepers and administrators.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Funds, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

Certain officers of the Trust are also employees of Ultimus and such persons are not paid by the Funds for serving in such capacities. One Trustee is a former employee of Ultimus who is not currently paid by the Funds for serving in such capacity.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees”, which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Independent Trustee of the Trust receives annual compensation, which is an established amount paid quarterly

45

Fisher Investments Institutional Group Fund Family
Notes to the Financial Statements (continued)
August 31, 2023

per fund in the Trust at the time of the regular quarterly Board meetings. The Chair of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. Independent Trustees also receive additional fees for attending any special meetings. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended August 31, 2023, purchases and sales of investment securities, other than short-term investments, were as follows:

		ESG Stock	Fixed Income	ESG Fixed
	Stock Fund	Fund	Fund	Income Fund
Purchases	$49,363	$60,393	$218,214	$197,660
Sales	48,302	58,290	—	—
U.S. Government Purchases	—	—	238,442	292,455
U.S. Government Sales	—	—	367,565	371,623

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of August 31, 2023, the Adviser owned 100% of outstanding shares of each of the Stock Fund, ESG Stock Fund, Fixed Income Fund and ESG Fixed Income Fund. As a result, the Adviser may be deemed to control each Fund.

NOTE 7. FEDERAL TAX INFORMATION

At August 31, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

		ESG Stock	Fixed Income	ESG Fixed
	Stock Fund	Fund	Fund	Income Fund
Gross unrealized appreciation	$60,381	$62,073	$—	$—
Gross unrealized depreciation	(6,283)	(5,851)	(360,077)	(369,986)
Net unrealized appreciation (depreciation) on investments	54,098	56,222	(360,077)	(369,986)
Tax cost of investments	$168,926	$169,481	$3,160,349	$3,150,871

46

Fisher Investments Institutional Group Fund Family
Notes to the Financial Statements (continued)
August 31, 2023

The tax character of distributions paid for the fiscal years ended August 31, 2023 and August 31, 2022 were as follows:

	Stock Fund		ESG Stock Fund
	2023	2022	2023	2022
Distributions paid from:
Ordinary income(a)	$2,795	$2,617	$2,881	$2,359
Long-term capital gains	468	—	—	—
Total distributions paid	$3,263	$2,617	$2,881	$2,359

	Fixed Income Fund		ESG Fixed Income Fund
	2023	2022	2023	2022
Distributions paid from:
Ordinary income(a)	$67,327	$56,361	$68,072	$53,329
Long-term capital gains	—	50	—	—
Total distributions paid	$67,327	$56,411	$68,072	$53,329

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At August 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

		ESG Stock	Fixed Income	ESG Fixed
	Stock Fund	Fund	Fund	Income Fund
Undistributed ordinary income	$2,266	$2,385	$64,157	$62,956
Undistributed long-term capital gains	8,847	9,760	—	—
Accumulated capital and other losses	—	—	(116,710)	(123,625)
Unrealized appreciation (depreciation) on investments	54,098	56,222	(360,077)	(369,986)
Total accumulated earnings (deficit)	$65,211	$68,367	$(412,630)	$(430,655)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to tax deferral of losses on wash sales

As of August 31, 2023, the Fixed Income Fund had accumulated short-term capital loss carryforwards of $308 and long-term capital loss carryforwards of $116,402. The ESG Fixed Income Fund had accumulated short-term capital loss carryforwards of $315 and long-term capital loss carryforwards of $123,310. Capital loss carryforwards are not subject to expiration.

47

Fisher Investments Institutional Group Fund Family
Notes to the Financial Statements (continued)
August 31, 2023

At August 31, 2023, the Stock Fund utilized short-term capital loss carryforwards of $760 and long-term capital loss carryforwards of $824. The ESG Stock Fund utilized short-term capital loss carryforwards of $1,596 and long-term capital loss carryforwards of $718.

NOTE 8. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of a Fund than would be the case if a Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in a Fund and increase the volatility of a Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of a Fund’s portfolio will be adversely affected. As of August 31, 2023, the Stock Fund and ESG Stock Fund had 27.64% and 27.10%, respectively, of the value of its net assets invested in stocks within the Technology sector.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

48

Report of Independent Registered Public Accounting Firm

To the Shareholders of Fisher Investments Institutional Group Fund Family and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fisher Investments Institutional Group Stock Fund for Retirement Plans, Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans, Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans, and Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans (the “Funds”), each a series of Unified Series Trust, as of August 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for the years ended August 31, 2023, 2022, 2021 and for the period December 13, 2019 (commencement of operations) to August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended August 31, 2023, 2022, 2021 and for the period December 13, 2019 (commencement of operations) to August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

49

Report of Independent Registered Public Accounting Firm (continued)

We have served as the auditor of one or more investment companies advised by Fisher Asset Management, LLC since 2017.

COHEN & COMPANY, LTD.
Chicago, Illinois
October 27, 2023

50

Liquidity Risk Management Program (Unaudited)

The Trust has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Program’s most recent Report, which was presented to the Board for consideration at its meeting held on August 14-15, 2023, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Funds did not experience unusual stress or disruption to their operations related to purchase and redemption activity. Also, during the review period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

51

Summary of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2023 through August 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	March 1,	August 31,	During	Expense
	2023	2023	Period(a)	Ratio
Fisher Investments Institutional Group Stock Fund for Retirement Plans
Actual	$1,000.00	$1,158.20	$—	–%
Hypothetical(b)	$1,000.00	$1,025.21	$—	–%
Fisher Investments Institutional Group ESG Stock Fund for Retirement Plans
Actual	$1,000.00	$1,170.60	$—	–%
Hypothetical(b)	$1,000.00	$1,025.21	$—	–%
Fisher Investments Institutional Group Fixed Income Fund for Retirement Plans
Actual	$1,000.00	$1,021.10	$—	–%
Hypothetical(b)	$1,000.00	$1,025.21	$—	–%
Fisher Investments Institutional Group ESG Fixed Income Fund for Retirement Plans
Actual	$1,000.00	$1,020.10	$—	–%
Hypothetical(b)	$1,000.00	$1,025.21	$—	–%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

52

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

		ESG Stock	Fixed Income	ESG Fixed
	Stock Fund	Fund	Fund	Income Fund
Qualified Dividend Income	79%	73%	0%	0%

Qualified Business Income. The Funds designate the following percentage of ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

		ESG Stock	Fixed Income	ESG Fixed
	Stock Fund	Fund	Fund	Income Fund
Qualified Business Income	—	—	—	—

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ calendar year 2023 ordinary income dividends, the following percentage qualifies for the corporate dividends received deduction.

		ESG Stock	Fixed Income	ESG Fixed
	Stock Fund	Fund	Fund	Income Fund
Dividends Received Deduction	41%	42%	0%	0%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long-term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

		ESG Stock	Fixed Income	ESG Fixed
	Stock Fund	Fund	Fund	Income Fund
Long-Term Capital Gains Distributions	$468	$—	$—	$—

53

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees”, which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (1950) Chair, May 2022 to present; Chair of the Audit Committee; Chair of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present	Current: Retired (2017 – present). Previous: Peak Income Plus Fund (May 2022 – February 2023).
Kenneth G.Y. Grant (1949) Chair of the Governance & Nominating Committee, May 2022 to present; Chair, January 2017 to May 2022; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 – present), a Donor Advised Fund; Trustee. Trustee, Peak Income Plus Fund (May 2022 – present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment products (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Ronald C. Tritschler (1952) Chair of the Audit Committee, May 2022 to present; Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, (2001– present); Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present); Director of First State Bank of the Southeast (2000 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

54

Trustees and Officers (Unaudited) (continued)

Catharine B. McGauley (1977) Chair of the Pricing & Liquidity Committee, November 2022 to present; Independent Trustee, September 2022 to present

Current: Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, (2010 – present); Investment Advisor for a Family Office (2015 – present); Senior Analyst/Advisor for a Boston real estate company and related family (2010 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

Freddie Jacobs, Jr. (1970) Independent Trustee, September 2022 to present

Current: Chief Operating Officer and Chief Risk Officer Northeast Retirement Services LLC (NRS), and its subsidiary, Global Trust Company (GTC). NRS is a transfer agent and fund administrator, GTC is a non- depository trust company sponsoring private investment products (2021 – present); Chair, Board of Crispus Attucks Fund (2020 – present); Board Member of Camp Harbor View (2020 – present); Director, Sportsmen’s Tennis and Education Center (2019 – present).

Previous: SVP, Senior Risk Officer NRS (2013 – 2021); Trustee, Peak Income Plus Fund (May 2022 – February 2023); Trustee of Buckingham Browne & Nichols (2017 - June 2023).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 29 series.

The following table provides information regarding the Interested Trustees and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) Interested Trustee, August 2020 to present; President, January 2016 to August 2021

Current: Retired (2023 – present); Interested Trustee, Mammoth Institutional Credit Access Fund and Mammoth Institutional Equity Access Fund (November 2022 – present); Interested Trustee, Peak Income Plus Fund (May 2022 – present).

Previous: Interested Trustee of Ultimus Managers Trust, (January 2021 – April 2023); Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, (2013 – April 2023).

55

Trustees and Officers (Unaudited) (continued)

Martin R. Dean (1963)
President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021	Current: President, Northern Lights Compliance Services (2023 – present). Previous: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 – January 2023).
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, (2015 – present).
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.
Timothy J. Shaloo (1970) AML Compliance Officer, August 2023 to present

Current: AVP, Compliance Officer (September 2023 – present).

Previous: Senior Compliance Analyst, Northern Lights Compliance Services, LLC (2021 – August 2023); Compliance Specialist, Ultimus Fund Solutions, LLC (2016 – 2020).

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 431-1716 to request a copy of the SAI or to make shareholder inquiries.

56

PRIVACY NOTICE

Rev: January 2020

FACTS	WHAT DO THE FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    account balances and account transactions

■    transaction or loss history and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 851-8845

57

Who we are
Who is providing this notice?	Fisher Investments Institutional Group Fund Family Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How do the Funds collect my personal information?

We collect your personal information, for example, when you

■    open an account or deposit money

■    make deposits or withdrawals from your account or provide account information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    sharing for affiliates’ everyday business purposes—information about your creditworthiness

■    affiliates from using your information to market to you

■    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■    Fisher Asset Management, LLC d/b/a Fisher Investments, the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Funds do not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Funds don’t jointly market.

58

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (800) 851-8845 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Daniel J. Condon, Chair David R. Carson Kenneth G.Y. Grant Freddie Jacobs, Jr. Catharine B. McGauley Ronald C. Tritschler	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 151 North Franklin Street, Suite 575 Chicago, IL 60606

OFFICERS Martin R. Dean, President Gweneth K. Gosselink, Chief Compliance Officer Zachary P. Richmond, Treasurer and Chief Financial Officer	LEGAL COUNSEL Thompson Hine LLP 312 Walnut Street, 20th Floor Cincinnati, OH 45202

INVESTMENT ADVISER Fisher Asset Management, LLC 6500 International Parkway, Suite 2050 Plano, TX 75093	CUSTODIAN U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Fisher4-AR-23

FISHER INVESTMENTS INSTITUTIONAL
GROUP FUND FAMILY

Annual Report

August 31, 2023

Fisher Investments Institutional Group
U.S. Large Cap Equity Environmental and Social Values Fund

Fund Adviser:
Fisher Asset Management, LLC
6500 International Parkway, Suite 2050
Plano, Texas 75093
(800) 851-8845

Fisher Investments Institutional Group U.S. Large Cap
Equity Environmental and Social Values Fund
Management’s Discussion of Fund Performance
(Unaudited)

Dear Shareholder:

Market Outlook

Despite debt ceiling and “default” fears dominating headlines in Q2, S&P 500 returns were nicely positive as reality outperformed still-negative headlines, with solid gains bringing year-to-date returns as of June 30th, 2023 to 16.9%. With sentiment still quite dour and tailwinds gathering pace, we think this young bull market still has plenty of room to grow.

Information Technology, up 17.2%, and Communication Services, up 13.1%, significantly outperformed in Q2, as sentiment shifted positively, supported by the Bounce Effect—the tendency for bear market laggards to lead in a new bull market. These sectors ended Q2 as the best and third best-performers quarter to date. Tech and Tech-like sectors’ strong performance in the bounce off October’s low is emblematic of how bull markets begin. These categories fell more than the market last year, souring many investors’ views of their future. But that sentiment is proving excessively negative, in our view.

Financials rebounded in Q2, finishing up 5.3%, though year-to-date returns are still negative. First Republic’s failure in early May triggered some weakness and stirred fear, but no big plunge materialized. By the end of May, though, it appeared most investors shook off First Republic’s failure and moved on. There is little fundamental sign of trouble, either. Emergency Fed lending remained well below March and April levels. Meanwhile, the Fed’s Senior Loan Officer Opinion Survey showed slightly tighter credit standards and moderately weaker demand—merely extending the trend from before March’s banking failures. Loan demand was weakest for offices and multifamily properties amid commercial real estate fears—but these are well-known worries, not a shock to markets. Overall, we believe lending remains healthy.

Equities’ rise off last year’s bear market low surpassed 20.0% in early June, ending the month up 26.0% from October’s low. Headlines focused on this threshold, claiming it indicated a “new bull market” is underway. We don’t think hitting this milestone has any forward-looking significance, though the reactions were a telling sentiment snapshot. Even those who now acknowledge a bull market has run since last October aren’t uniformly bullish. Many portray the rally as a mirage of Big Tech outperformance masking weaker returns among the broad swath of S&P 500 constituents.

Yes, market breadth has narrowed, but we think this is a logical consequence of the bull market bounce. Tech saw the largest fall in the downturn, and the worst performers usually bounce fastest on the way up. Additionally, there is nothing inherently wrong with rapidly falling breadth—it is actually quite bullish historically. That said, it is worth noting that

1

Fisher Investments Institutional Group U.S. Large Cap
Equity Environmental and Social Values Fund
Management’s Discussion of Fund Performance
(Unaudited) (continued)

the rally broadened in late Q2. Furthermore, the Tech rally slowed late quarter, lagging amid artificial intelligence (AI) regulatory fears and talk of new chip export restrictions for China. However, in our view, all the focus on AI seems to distract investors from Tech and Tech-like equities’ leadership since the low having a lot to do with the Bounce Effect. These firms are also true growth equities—likely attractive to many investors in the slowing-but-growing economy around us.

On the economic front, data was mixed in Q2—though most still topped analysts’ low expectations. Many were worried about June’s real personal consumption expenditures (PCE) flat reading, along with April’s downward revision to 0.2% m/m from 0.5%— arguing that the data points to consumer weakness. As ever, the bigger picture seems more nuanced. Goods spending weighed on the headline figure—down -0.4% m/m—while services rose 0.2% m/m. This is simply an extension of the longer-term trend—with the same apparent in Purchasing Managers’ Indices: S&P Global’s June manufacturing PMI fell into a deeper contraction (46.3) from May’s 48.4. Meanwhile, services—the much larger US GDP contributor—saw continued growth at a robust 54.1. While slightly slower than May’s revised 54.9, this was the second-fastest growth rate since April 2022. In our view, the market doesn’t appear to be previewing consumer weakness. Consumer Discretionary’s 14.6% return was second only to Information Technology 17.2% in the second quarter, while Consumer Staples underperformed significantly (0.5%). Even starker, the Consumer Discretionary and Consumer Staples sector’s year-to-date returns ended June at 33.1% and 1.3%, respectively. The divide seemingly highlights strong demand for nonessentials—it doesn’t seem to us that equities anticipate consumers cutting back amid a financial downturn.

Elsewhere, the housing market showed signs of stabilizing—undercutting low demand fears. Housing starts were up big—21.7% m/m. Single-family starts rose 18.5% m/m. This isn’t surprising, given consumers are increasingly opting for turnkey homes due to lower associated maintenance and renovation costs—while elevated mortgage rates mean fewer homeowners are willing to sell and lose their current (lower) rates, limiting existing home supply. New construction is the main way real estate contributes to GDP. To us, that appears to be flipping from a modest headwind to an underappreciated small tailwind.

Meanwhile, the Fed paused its rate hike cycle in mid-June. Commentators have speculated the Fed isn’t done hiking—with such views seemingly confirmed by Fed Chair Jerome Powell stating that more 2023 hikes are possible. Plus, many dismissed May’s cooling inflation as too little to prevent the Fed from hiking further—supposedly threatening equities. We think this take is misguided. First, inflation slowed meaningfully in May:

2

Fisher Investments Institutional Group U.S. Large Cap
Equity Environmental and Social Values Fund
Management’s Discussion of Fund Performance
(Unaudited) (continued)

Headline CPI cooled 0.1% m/m versus April’s 0.4%—and 4.0% y/y from April’s 4.9%. Personal Consumption Expenditures (PCE) and core PCE prices slowed, too—to 0.1% m/m and 0.3%, respectively, from April’s matching 0.4% readings. Owner’s equivalent rent skewed CPI and PCE higher—masking even cooler underlying inflation. Headline PCE is now more than halfway back to the Fed’s target, and monetary policy impacts are felt with a long and indeterminate lag. Whether the Fed sees it this way or not (and whether or not it acts) is unknowable—but regardless, the end of rate hikes seems much closer than the beginning. Second, and crucially, equities don’t care about the Fed’s unpredictable moves. Consider: Equities spiked briefly after late Q2’s Fed pause but were flat the next week. Returns since last summer show the Fed pausing—or even cutting rates—isn’t necessary for equities to climb: Equities are up 19.5% since the Fed began hiking in 75 basis point increments last June.

Debt ceiling fears reached their peak mid-quarter, with many claiming failure to raise the limit by early June risked a “default” on the US’s obligations. We have long documented the fallacy of such notions, considering default is only the failure to pay interest and principal on Treasurys. The government can roll over maturing bonds after hitting the ceiling, so interest is the only question. There is ample revenue to cover it and, in our view, a constitutional requirement to do so. Regardless, Congress regularly fights over the limit in typical political fashion, only to eventually raise it.

While we think the debt ceiling is mostly political theatrics, some claim fear over it drove Tech and Tech-like Communication Services equities up, leading US markets through the quarter. Commentators argued the possibility of a US “default” caused investors to ditch US Treasurys in favor of alternative “safe havens”—namely, Tech. But this argument has several flaws, in our view. First, we think AI enthusiasm partly underpinned Tech’s rise, given semiconductors—a crucial component in AI development—rose significantly, leading the Tech sector’s returns. Furthermore, we have found the hardest-hit bear market sectors bounce highest in a new bull market. Given Tech’s 2022 bear market decline, that Bounce Effect seems to be playing out as expected now. Then, too, the better-than-expected Q1 earnings season helped reality beat expectations. While backward-looking, we think this provided a sentiment boost for equities.

Some of this year’s big fears faded quickly in Q2. Much-feared regional banks continued their recovery, rising 6.7% overall in June. Fed borrowing was muted since First Republic’s failure in May while June saw a slight uptick. Overall borrowing was flat. Furthermore, overall loan growth remained stable, despite some short-term wiggles—and small bank lending even ticked up slightly. As discussed, debt ceiling fears disappeared as well, after

3

Fisher Investments Institutional Group U.S. Large Cap
Equity Environmental and Social Values Fund
Management’s Discussion of Fund Performance
(Unaudited) (continued)

lawmakers finalized an early-June resolution. We see this as a sign gridlock is alive and well—with major legislation unable to pass, uncertainty remains low, fueling equities higher.

Performance Attribution

The Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund outperformed the S&P 500 Index for the period from September 1, 2022 through August 31, 2023. During this period, the Fund returned 27.02% while the Fund’s primary benchmark, the S&P 500 Index, returned 15.94%. Sector allocation and equity selection contributed to relative return. An overweight to and selection within Semiconductors & Semiconductor Equipment was the largest contributor to relative outperformance, driven by Nvidia. Additionally, an underweight to and selection within Health Care contributed to performance, as medical device manufacturer Intuitive Surgical, orthodontics company Align Technology and pharmaceutical company Merck outperformed relative to the Health Care sector within the S&P 500 Index. Conversely, an overweight to and selection within Financials detracted from performance, driven by digital payments company PayPal, consumer bank First Republic and financial services company Bank of America.

Portfolio Shifts

For the period from September 1, 2022 through August 31, 2023, we reduced the Fund’s exposure to the Information Technology sector and increased the Fund’s exposure to Industrials. While still overweight the Information Technology sector, the Fund’s exposure was brought closer to the benchmark as US-China tensions and Antitrust regulation may weigh on sentiment. Industrials moved to an overweight in the strategy to capture potential future demand for automation equipment and infrastructure projects. In addition, Industrials may benefit as the market shifts toward cyclical value categories in the early cycle.

4

Investment Results (Unaudited)

Average Annual Total Returns(a) as of August 31, 2023

			Since
			Inception
Fund/Index	One Year	Three Year	(7/17/20)
Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund	27.02%	10.73%	14.36%
S&P 500 Index(b)	15.94%	10.52%	13.09%

			Expense
			Ratios(c)
Gross			3.11%
With Applicable Fee Waivers and Expense Reimbursements			0.47%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fisher Investments Institutional Group U.S. Large Cap Environmental and Social Values Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 851-8845.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)	The S&P 500 Index (“S&P Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the S&P Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

(c)	The expense ratios are from the Fund’s prospectus dated December 29, 2022. Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses in order to limit the Fund’s total annual operating expenses to 0.47% of the Fund’s average daily net assets through December 31, 2027 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; certain fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This expense cap may not be terminated prior to this date except by the Board of Trustees upon 60 days’ written

5

Investment Results (Unaudited) (continued)

notice to the Adviser. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of August 31, 2023 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses should be considered carefully before investing. The Fund’s prospectus contains this and other important information about the Fund and may be obtained by calling (800) 851-8845. Please read it carefully before investing.

6

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund and the S&P 500 Index.

This graph shows the value of a hypothetical initial investment of $10,000 made on July 17, 2020 (commencement of operations) and held through August 31, 2023. S&P 500 Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 851-8845. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

7

Fund Holdings (Unaudited)

Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund Holdings as of August 31, 2023*

*	As a percentage of net assets.

The investment objective of the Fund is to seek to outperform, net of fees and expenses, the return of the S&P 500 Index.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

8

Fisher Investments Institutional Group U.S. Large Cap
Equity Environmental and Social Values Fund
Schedule of Investments
August 31, 2023

COMMON STOCKS — 101.75%	Shares	Fair Value
Communications — 5.24%
Alphabet, Inc., Class A(a)	59	$8,034
Netflix, Inc.(a)	9	3,903
		11,937
Consumer Discretionary — 12.93%
Amazon.com, Inc.(a)	57	7,867
Aptiv PLC(a)	20	2,029
Ford Motor Co.	132	1,601
General Motors Co.	49	1,642
Hilton Worldwide Holdings, Inc.	9	1,338
Home Depot, Inc. (The)	26	8,587
KB Home	65	3,302
NIKE, Inc., Class B	14	1,424
Yum! Brands, Inc.	13	1,682
		29,472
Consumer Staples — 3.79%
Costco Wholesale Corp.	4	2,197
General Mills, Inc.	18	1,218
Kimberly-Clark Corp.	6	773
PepsiCo, Inc.	12	2,135
Procter & Gamble Co. (The)	15	2,315
		8,638
Energy — 5.20%
ConocoPhillips	25	2,976
Halliburton Co.	52	2,008
Hess Corp.	23	3,554
Pioneer Natural Resources Co.	8	1,903
Schlumberger Ltd.	24	1,415
		11,856
Financials — 12.92%
American Express Co.	24	3,792
Bank of America Corp.	108	3,095
BlackRock, Inc.	6	4,203
Citigroup, Inc.	71	2,932
Goldman Sachs Group, Inc. (The)	12	3,933
JPMorgan Chase & Co.	21	3,073
PayPal Holdings, Inc.(a)	36	2,250
T. Rowe Price Group, Inc.	18	2,020
Visa, Inc., Class A	17	4,177
		29,475
Health Care — 9.85%
Abbott Laboratories	20	2,058
Amgen, Inc.	5	1,282
Biogen, Inc.(a)	6	1,604
Eli Lilly & Co.	5	2,771
Intuitive Surgical, Inc.(a)	15	4,690
Johnson & Johnson	19	3,072

See accompanying notes which are an integral part of these financial statements.

9

Fisher Investments Institutional Group U.S. Large Cap
Equity Environmental and Social Values Fund
Schedule of Investments (continued)
August 31, 2023

COMMON STOCKS — 101.75% - continued	Shares	Fair Value
Health Care — 9.85% - continued
Medtronic PLC	16	$1,304
Merck & Co., Inc.	28	3,051
Pfizer, Inc.	20	708
UnitedHealth Group, Inc.	4	1,906
Viatris, Inc.	1	11
		22,457
Industrials — 11.43%
3M Co.	7	747
Caterpillar, Inc.	11	3,092
Cummins, Inc.	11	2,530
Eaton Corp. PLC	13	2,995
Emerson Electric Co.	32	3,145
HEICO Corp.	16	2,699
Norfolk Southern Corp.	11	2,255
Otis Worldwide Corp.	27	2,310
Rockwell Automation, Inc.	12	3,745
United Parcel Service, Inc., Class B	15	2,541
		26,059
Materials — 2.57%
Nucor Corp.	34	5,851

Real Estate — 0.65%
Prologis, Inc.	12	1,490

Technology — 37.17%
Adobe, Inc.(a)	8	4,475
Advanced Micro Devices, Inc.(a)	34	3,594
Apple, Inc.	95	17,848
Autodesk, Inc.(a)	12	2,663
Cisco Systems, Inc.	38	2,179
Intel Corp.	41	1,441
Marvell Technology, Inc.	59	3,437
Microsoft Corp.	44	14,422
MSCI, Inc.	11	5,980
NVIDIA Corp.	30	14,806
Oracle Corp.	29	3,491
QUALCOMM, Inc.	17	1,947
salesforce.com, Inc.(a)	27	5,980
Texas Instruments, Inc.	15	2,521
		84,784
Total Common Stocks (Cost $174,155)		232,019

MONEY MARKET FUNDS - 2.39%
First American Government Obligations Fund, Class X, 5.25%(b)	5,446	5,446
Total Money Market Funds (Cost $5,446)		5,446

See accompanying notes which are an integral part of these financial statements.

10

Fisher Investments Institutional Group U.S. Large Cap
Equity Environmental and Social Values Fund
Schedule of Investments (continued)
August 31, 2023

Fair Value
Total Investments — 104.14% (Cost $179,601)	$237,465
Liabilities in Excess of Other Assets — (4.14)%	(9,447)
NET ASSETS — 100.00%	$228,018

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2023.

See accompanying notes which are an integral part of these financial statements.

11

Fisher Investments Institutional Group U.S. Large Cap
Equity Environmental and Social Values Fund
Statement of Assets and Liabilities
August 31, 2023

Assets
Investments in securities at fair value (cost $179,601)	$237,465
Dividends receivable	380
Receivable from Adviser	13,369
Prepaid expenses	2,956
Total Assets	254,170
Liabilities
Payable to affiliates	4,917
Accrued audit and tax fees	17,900
Other accrued expenses	3,335
Total Liabilities	26,152
Net Assets	$228,018
Net Assets consist of:
Paid-in capital	$160,611
Accumulated earnings	67,407
Net Assets	$228,018
Shares outstanding (unlimited number of shares authorized, no par value)	15,839
Net asset value, offering and redemption price per share	$14.40

See accompanying notes which are an integral part of these financial statements.

12

Fisher Investments Institutional Group U.S. Large Cap
Equity Environmental and Social Values Fund
Statement of Operations
For the year ended August 31, 2023

Investment Income
Dividend income	$3,073
Total investment income	3,073

Expenses
Administration	49,764
Legal	19,994
Audit and tax	17,725
Trustee	16,636
Compliance services	12,031
Transfer agent	12,000
Report printing	4,156
Custodian	2,501
Registration	1,529
Pricing	1,123
Adviser	776
Miscellaneous	20,649
Total expenses	158,884
Fees waived and/or expenses reimbursed by Adviser	(157,972)
Net operating expenses	912
Net investment income	2,161

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	7,398
Net change in unrealized appreciation of investment securities	38,845
Net realized and change in unrealized gain on investments	46,243
Net increase in net assets resulting from operations	$48,404

See accompanying notes which are an integral part of these financial statements.

13

Fisher Investments Institutional Group U.S. Large Cap
Equity Environmental and Social Values Fund
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended August	Ended August
	31, 2023	31, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$2,161	$1,406
Net realized gain on investment securities transactions	7,398	7,217
Net change in unrealized appreciation (depreciation) of investment securities	38,845	(58,231)
Net increase (decrease) in net assets resulting from operations	48,404	(49,608)

Distributions From:
Earnings	(1,063)	(4,897)
Net realized gains	(4,150)	—
Total distributions	(5,213)	(4,897)

Capital Transactions
Reinvestment of distributions	5,213	4,896
Amount paid for shares redeemed	—	(13)
Net increase in net assets resulting from capital transactions	5,213	4,883
Total Increase (Decrease) in Net Assets	48,404	(49,622)

Net Assets
Beginning of year	179,614	229,236
End of year	$228,018	$179,614

Share Transactions
Shares issued in reinvestment of distributions	479	317
Shares redeemed	—	(1)
Net increase in shares	479	316

See accompanying notes which are an integral part of these financial statements.

14

Fisher Investments Institutional Group U.S. Large Cap
Equity Environmental and Social Values Fund
Financial Highlights
(For a share outstanding during each period)

				For the
	For the	For the	For the	Period
	Year Ended	Year Ended	Year Ended	Ended
	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$11.69	$15.24	$11.20	$10.00

Investment operations:
Net investment income	0.08	0.09	0.07	0.01
Net realized and unrealized gain (loss)	2.97	(3.32)	4.00	1.19
Total from investment operations	3.05	(3.23)	4.07	1.20

Less distributions to shareholders from:
Net investment income	(0.07)	(0.07)	(0.03)	—
Net realized gains	(0.27)	(0.25)	—	—
Total distributions	(0.34)	(0.32)	(0.03)	—

Net asset value, end of period	$14.40	$11.69	$15.24	$11.20

Total Return(b)	27.02%	(21.68)%	36.46%	12.00	% (c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$228	$180	$229	$168
Ratio of net expenses to average net assets	0.47%	0.47%	0.47%	0.47	% (d)
Ratio of gross expenses to average net assets before waiver and reimbursement	81.87%	71.11%	74.51%	185.76	% (d)
Ratio of net investment income to average net assets	1.11%	0.67%	0.60%	0.60	% (d)
Portfolio turnover rate	33%	12%	9%	—	% (c)

(a)	For the period July 17, 2020 (commencement of operations) to August 31, 2020.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

15

Fisher Investments Institutional Group U.S. Large Cap
Equity Environmental and Social Values Fund
Notes to the Financial Statements
August 31, 2023

NOTE 1. ORGANIZATION

Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified series of Unified Series Trust (the “Trust”) on November 12, 2018. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on July 17, 2020. The investment adviser to the Fund is Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”). The investment objective of the Fund is to seek to outperform, net of fees and expenses, the return of the S&P 500 Index.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Regulatory update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

16

Fisher Investments Institutional Group U.S. Large Cap
Equity Environmental and Social Values Fund
Notes to the Financial Statements (continued)
August 31, 2023

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended August 31, 2023, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization

17

Fisher Investments Institutional Group U.S. Large Cap
Equity Environmental and Social Values Fund
Notes to the Financial Statements (continued)
August 31, 2023

for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which

18

Fisher Investments Institutional Group U.S. Large Cap
Equity Environmental and Social Values Fund
Notes to the Financial Statements (continued)
August 31, 2023

is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser, as Valuation Designee, under oversight of the Board’s Pricing & Liquidity Committee. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available in conformity with guidelines adopted by the Board. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Designee pursuant to its policies and procedures. Any fair value provided by the Valuation Designee is subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on a quarterly basis. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number

19

Fisher Investments Institutional Group U.S. Large Cap
Equity Environmental and Social Values Fund
Notes to the Financial Statements (continued)
August 31, 2023

of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2023:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$232,019	$—	$—	$232,019
Money Market Funds	5,446	—	—	5,446
Total	$237,465	$—	$—	$237,465

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement (the “Agreement”) with the Trust with respect to the Fund, manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a management fee computed and accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2023, the Adviser earned management fees of $776 from the Fund before the waiver and reimbursement described below.

The Adviser has contractually agreed to waive its management fee and/or to reimburse the Fund’s other expenses in order to limit the Fund’s total annual operating expenses to 0.47% of the Fund’s average daily net assets through December 31, 2027 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger

20

Fisher Investments Institutional Group U.S. Large Cap
Equity Environmental and Social Values Fund
Notes to the Financial Statements (continued)
August 31, 2023

or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This expense cap may not be terminated prior to this date except by the Board upon 60 days’ written notice to the Adviser. For the fiscal year ended August 31, 2023, the Adviser waived fees and reimbursed expenses in the amount of $157,972 for the Fund. At August 31, 2023, the Adviser owed the Fund $13,369.

Each waiver/expense payment by the Adviser (but not management fee waiver) is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of August 31, 2023, the Adviser may seek repayment of expense reimbursements in amounts as follows:

Recoverable Through
August 31, 2024	$139,012
August 31, 2025	147,523
August 31, 2026	157,972

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities. One Trustee is a former employee of Ultimus who is not currently paid by the Fund for serving in such capacity.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees,” which

21

Fisher Investments Institutional Group U.S. Large Cap
Equity Environmental and Social Values Fund
Notes to the Financial Statements (continued)
August 31, 2023

means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Independent Trustee of the Trust receives annual compensation, which is an established amount paid quarterly per fund in the Trust at the time of the regular quarterly Board meetings. The Chair of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. Independent Trustees also receive additional fees for attending any special meetings. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended August 31, 2023, purchases and sales of investment securities, other than short-term investments, were $64,730 and $69,493, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended August 31, 2023.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of August 31, 2023, the Adviser owned 100% of the Fund’s outstanding shares. As a result, the Adviser may be deemed to control the Fund.

NOTE 7. FEDERAL TAX INFORMATION

At August 31, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$66,326
Gross unrealized depreciation	(8,488)
Net unrealized appreciation on investments	$57,838
Tax cost of investments	$179,627

The tax character of distributions paid for the fiscal years ended August 31, 2023 and August 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income(a)	$1,138	$3,305
Long-term capital gains	4,075	1,592
Total distributions paid	$5,213	$4,897

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

22

Fisher Investments Institutional Group U.S. Large Cap
Equity Environmental and Social Values Fund
Notes to the Financial Statements (continued)
August 31, 2023

At August 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,159
Undistributed long-term capital gains	7,408
Unrealized appreciation on investments	57,838
Total accumulated earnings	$67,405

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to tax deferral of losses on wash sales

NOTE 8. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of August 31, 2023, the Fund had 37.17% of the value of its net assets invested in stocks within the Technology sector.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

23

Report of Independent Registered Public Accounting Firm

To the Shareholders of Fisher Investments Institutional Group Fund Family and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund (the “Fund”), a series of Unified Series Trust, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for the years ended August 31, 2023, 2022, 2021 and for the period July 17, 2020 (commencement of operations) to August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended August 31, 2023, 2022, 2021 and for the period July 17, 2020 (commencement of operations) to August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Fisher Asset Management, LLC since 2017.

COHEN & COMPANY, LTD.

Chicago, Illinois

October 27, 2023

24

Liquidity Risk Management Program (Unaudited)

The Trust has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long- term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The most recent Report, which was presented to the Board for consideration at its meeting held on August 14-15, 2023, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

25

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2023 through August 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	March 1,	August 31,	During	Expense
	2023	2023	Period(a)	Ratio
Actual	$1,000.00	$1,215.20	$2.63	0.47%
Hypothetical(b)	$1,000.00	$1,022.83	$2.40	0.47%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

26

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 79% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2023 ordinary income dividends, 78% qualifies for the corporate dividends received deduction.

For the year ended August 31, 2023, the Fund designated $4,075 as long-term capital gain distributions.

27

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees”, which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (1950) Chair, May 2022 to present; Chair of the Audit Committee; Chair of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present	Current: Retired (2017 – present). Previous: Peak Income Plus Fund (May 2022 – February 2023).
Kenneth G.Y. Grant (1949) Chair of the Governance & Nominating Committee, May 2022 to present; Chair, January 2017 to May 2022; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 – present), a Donor Advised Fund; Trustee. Trustee, Peak Income Plus Fund (May 2022 – present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment products (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Ronald C. Tritschler (1952) Chair of the Audit Committee, May 2022 to present; Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, (2001– present); Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present); Director of First State Bank of the Southeast (2000 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

28

Trustees and Officers (Unaudited) (continued)

Catharine B. McGauley (1977) Chair of the Pricing & Liquidity Committee, November 2022 to present; Independent Trustee, September 2022 to present

Current: Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, (2010 – present); Investment Advisor for a Family Office (2015 – present); Senior Analyst/Advisor for a Boston real estate company and related family (2010 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

Freddie Jacobs, Jr. (1970) Independent Trustee, September 2022 to present

Current: Chief Operating Officer and Chief Risk Officer Northeast Retirement Services LLC (NRS), and its subsidiary, Global Trust Company (GTC). NRS is a transfer agent and fund administrator, GTC is a non- depository trust company sponsoring private investment products (2021 – present); Chair, Board of Crispus Attucks Fund (2020 – present); Board Member of Camp Harbor View (2020 – present); Director, Sportsmen’s Tennis and Education Center (2019 – present).

Previous: SVP, Senior Risk Officer NRS (2013 – 2021); Trustee, Peak Income Plus Fund (May 2022 – February 2023); Trustee of Buckingham Browne & Nichols (2017 - June 2023).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 29 series.

The following table provides information regarding the Interested Trustees and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) Interested Trustee, August 2020 to present; President, January 2016 to August 2021

Current: Retired (2023 – present); Interested Trustee, Mammoth Institutional Credit Access Fund and Mammoth Institutional Equity Access Fund (November 2022 – present); Interested Trustee, Peak Income Plus Fund (May 2022 – present).

Previous: Interested Trustee of Ultimus Managers Trust, (January 2021 – April 2023); Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, (2013 – April 2023).

29

Trustees and Officers (Unaudited) (continued)

Martin R. Dean (1963)
President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021	Current: President, Northern Lights Compliance Services (2023 – present). Previous: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 – January 2023).
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, (2015 – present).
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.
Timothy J. Shaloo (1970) AML Compliance Officer, August 2023 to present

Current: AVP, Compliance Officer (September 2023 – present).

Previous: Senior Compliance Analyst, Northern Lights Compliance Services, LLC (2021 – August 2023); Compliance Specialist, Ultimus Fund Solutions, LLC (2016 – 2020).

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 851-8845 to request a copy of the SAI or to make shareholder inquiries.

30

PRIVACY NOTICE

Rev: January 2020

FACTS	WHAT DOES FISHER INVESTMENTS INSTITUTIONAL GROUP U.S. LARGE CAP EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    account balances and account transactions

■    transaction or loss history and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 851-8845

31

Who we are
Who is providing this notice?	Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     make deposits or withdrawals from your account or provide account information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes — information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Fisher Asset Management, LLC d/b/a Fisher Investments, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■     The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

32

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 851-8845 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Daniel J. Condon, Chair David R. Carson Kenneth G.Y. Grant Freddie Jacobs, Jr. Catharine B. McGauley Ronald C. Tritschler	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 151 North Franklin Street, Suite 575 Chicago, IL 60606

OFFICERS Martin R. Dean, President Gweneth K. Gosselink, Chief Compliance Officer Zachary P. Richmond, Treasurer and Chief Financial Officer	LEGAL COUNSEL Thompson Hine LLP 312 Walnut Street, 20th Floor Cincinnati, OH 45202

INVESTMENT ADVISER Fisher Asset Management, LLC 6500 International Parkway, Suite 2050 Plano, TX 75093	CUSTODIAN U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Fisher2-AR-23

FISHER INVESTMENTS INSTITUTIONAL GROUP FUND FAMILY

Annual Report

August 31, 2023

Fisher Investments Institutional Group

U.S. Small Cap Equity Fund

Fund Adviser:

Fisher Asset Management, LLC

6500 International Parkway, Suite 2050

Plano, Texas 75093

(800) 851-8845

Fisher Investments Institutional Group U.S. Small Cap Equity Fund

Management’s Discussion of Fund Performance (Unaudited)

Dear Shareholder:

Market Outlook

Despite debt ceiling and “default” fears dominating headlines in Q2, S&P 500 returns were nicely positive as reality outperformed still-negative headlines, with solid gains bringing year-to-date returns as of June 30th, 2023 to 16.9%. With sentiment still quite dour and tailwinds gathering pace, we think this young bull market still has plenty of room to grow.

Information Technology, up 17.2%, and Communication Services, up 13.1%, significantly outperformed in Q2, as sentiment shifted positively, supported by the Bounce Effect—the tendency for bear market laggards to lead in a new bull market. These sectors ended Q2 as the best and third best-performers quarter to date. Tech and Tech-like sectors’ strong performance in the bounce off October’s low is emblematic of how bull markets begin. These categories fell more than the market last year, souring many investors’ views of their future. But that sentiment is proving excessively negative, in our view.

Financials rebounded in Q2, finishing up 5.3%, though year-to-date returns are still negative. First Republic’s failure in early May triggered some weakness and stirred fear, but no big plunge materialized. By the end of May, though, it appeared most investors shook off First Republic’s failure and moved on. There is little fundamental sign of trouble, either. Emergency Fed lending remained well below March and April levels. Meanwhile, the Fed’s Senior Loan Officer Opinion Survey showed slightly tighter credit standards and moderately weaker demand—merely extending the trend from before March’s banking failures. Loan demand was weakest for offices and multifamily properties amid commercial real estate fears—but these are well-known worries, not a shock to markets. Overall, we believe lending remains healthy.

Equities’ rise off last year’s bear market low surpassed 20.0% in early June, ending the month up 26.0% from October’s low. Headlines focused on this threshold, claiming it indicated a “new bull market” is underway. We don’t think hitting this milestone has any forward-looking significance, though the reactions were a telling sentiment snapshot. Even those who now acknowledge a bull market has run since last October aren’t uniformly bullish. Many portray the rally as a mirage of Big Tech outperformance masking weaker returns among the broad swath of S&P 500 constituents.

Yes, market breadth has narrowed, but we think this is a logical consequence of the bull market bounce. Tech saw the largest fall in the downturn, and the worst performers usually bounce fastest on the way up. Additionally, there is nothing inherently wrong with rapidly falling breadth—it is actually quite bullish historically. That said, it is worth noting that

1

Fisher Investments Institutional Group U.S. Small Cap Equity Fund

Management’s Discussion of Fund Performance (Unaudited) (continued)

the rally broadened in late Q2. Furthermore, the Tech rally slowed late quarter, lagging amid artificial intelligence (AI) regulatory fears and talk of new chip export restrictions for China. However, in our view, all the focus on AI seems to distract investors from Tech and Tech-like equities’ leadership since the low having a lot to do with the Bounce Effect. These firms are also true growth equities—likely attractive to many investors in the slowing-but-growing economy around us.

On the economic front, data was mixed in Q2—though most still topped analysts’ low expectations. Many were worried about June’s real personal consumption expenditures (PCE) flat reading, along with April’s downward revision to 0.2% m/m from 0.5%— arguing that the data points to consumer weakness. As ever, the bigger picture seems more nuanced. Goods spending weighed on the headline figure—down -0.4% m/m—while services rose 0.2% m/m. This is simply an extension of the longer-term trend—with the same apparent in Purchasing Managers’ Indices: S&P Global’s June manufacturing PMI fell into a deeper contraction (46.3) from May’s 48.4. Meanwhile, services—the much larger US GDP contributor—saw continued growth at a robust 54.1. While slightly slower than May’s revised 54.9, this was the second-fastest growth rate since April 2022. In our view, the market doesn’t appear to be previewing consumer weakness. Consumer Discretionary’s 14.6% return was second only to Information Technology 17.2% in the second quarter, while Consumer Staples underperformed significantly (0.5%). Even starker, the Consumer Discretionary and Consumer Staples sectors year-to-date returns ended June at 33.1% and 1.3%, respectively. The divide seemingly highlights strong demand for nonessentials—it doesn’t seem to us that equities anticipate consumers cutting back amid a financial downturn.

Elsewhere, the housing market showed signs of stabilizing—undercutting low demand fears. Housing starts were up big—21.7% m/m. Single-family starts rose 18.5% m/m. This isn’t surprising, given consumers are increasingly opting for turnkey homes due to lower associated maintenance and renovation costs—while elevated mortgage rates mean fewer homeowners are willing to sell and lose their current (lower) rates, limiting existing home supply. New construction is the main way real estate contributes to GDP. To us, that appears to be flipping from a modest headwind to an underappreciated small tailwind.

2

Fisher Investments Institutional Group U.S. Small Cap Equity Fund

Management’s Discussion of Fund Performance (Unaudited) (continued)

Meanwhile, the Fed paused its rate hike cycle in mid-June. Commentators have speculated the Fed isn’t done hiking—with such views seemingly confirmed by Fed Chair Jerome Powell stating that more 2023 hikes are possible. Plus, many dismissed May’s cooling inflation as too little to prevent the Fed from hiking further—supposedly threatening equities. We think this take is misguided. First, inflation slowed meaningfully in May:

Headline CPI cooled 0.1% m/m versus April’s 0.4%—and 4.0% y/y from April’s 4.9%. Personal Consumption Expenditures (PCE) and core PCE prices slowed, too—to 0.1% m/m and 0.3%, respectively, from April’s matching 0.4% readings. Owner’s equivalent rent skewed CPI and PCE higher—masking even cooler underlying inflation. Headline PCE is now more than halfway back to the Fed’s target, and monetary policy impacts are felt with a long and indeterminate lag. Whether the Fed sees it this way or not (and whether or not it acts) is unknowable—but regardless, the end of rate hikes seems much closer than the beginning. Second, and crucially, equities don’t care about the Fed’s unpredictable moves. Consider: Equities spiked briefly after late Q2’s Fed pause but were flat the next week. Returns since last summer show the Fed pausing—or even cutting rates—isn’t necessary for equities to climb: Equities are up 19.5% since the Fed began hiking in 75 basis point increments last June.

Debt ceiling fears reached their peak mid quarter, with many claiming failure to raise the limit by early June risked a “default” on the US’s obligations. We have long documented the fallacy of such notions, considering default is only the failure to pay interest and principal on Treasurys. The government can roll over maturing bonds after hitting the ceiling, so interest is the only question. There is ample revenue to cover it and, in our view, a constitutional requirement to do so. Regardless, Congress regularly fights over the limit in typical political fashion, only to eventually raise it.

While we think the debt ceiling is mostly political theatrics, some claim fear over it drove Tech and Tech-like Communication Services equities up leading US markets through the quarter. Commentators argued the possibility of a US “default” caused investors to ditch US Treasurys in favor of alternative “safe havens”—namely, Tech. But this argument has several flaws, in our view. First, we think AI enthusiasm partly underpinned Tech’s rise, given semiconductors—a crucial component in AI development—rose significantly, leading the Tech sector’s returns. Furthermore, we have found the hardest-hit bear market sectors bounce highest in a new bull market. Given Tech’s 2022 bear market decline, that bounce effect seems to be playing out as expected now. Then, too, the better-than-expected Q1 earnings season helped reality beat expectations. While backward-looking, we think this provided a sentiment boost for equities.

Some of this year’s big fears faded quickly in Q2. Much-feared regional banks continued their recovery, rising 6.7% overall in June. Fed borrowing was muted since First Republic’s failure in May while June saw a slight uptick. Overall borrowing was flat. Furthermore, overall loan growth remained stable, despite some short-term wiggles—and small bank lending even ticked up slightly. As discussed, debt ceiling fears disappeared as well, after

3

Fisher Investments Institutional Group U.S. Small Cap Equity Fund

Management’s Discussion of Fund Performance (Unaudited) (continued)

lawmakers finalized an early-June resolution. We see this as a sign gridlock is alive and well—with major legislation unable to pass, uncertainty remains low, fueling equities higher.

Performance Attribution

The Fisher Investments Institutional Group U.S. Small Cap Equity Fund outperformed the Russell 2000 Index for the period from September 1, 2022 through August 31, 2023. During this period, the Fund returned 12.68% while the Fund’s primary benchmark, the Russell 2000 Index, returned 4.65%. Sector allocation and equity selection contributed to relative return. Selection within Health Care was the largest contributor to relative outperformance, driven by clinical development services company Medpace Holdings, clinical-stage biotechnology company ImmunoGen, Inc. and screening and diagnostics company Exact Sciences Corporation. Additionally, an overweight to and selection within Consumer Discretionary contributed to performance as construction and development company M/I Homes, apparel retailer Abercrombie & Fitch, and fast casual restaurant Shake Shack outperformed relative to the Consumer Discretionary sector within the Russell 2000 Index. Conversely, selection within Information Technology was the largest detractor from relative return, driven by data analytics software company Alteryx, AI software company LivePerson and voice over IP company 8x8. Further, selection within Materials detracted from performance as mining companies Alcoa Corporation and Cleveland-Cliffs as well as garden products manufacturer Scotts Miracle-Gro underperformed relative to the Materials sector within the Russell 2000 Index.

Portfolio Shifts

For the period from September 1, 2022 through August 31, 2023, we have increased the Fund’s exposure to the Financials sector. We believe the Financials sector is likely to perform in-line with global markets. Positively, cyclical categories like Financials should perform well in our view, as equities recover from last year’s bear market. Recent high-profile bank failures appear highly isolated in nature—the broader banking system remains robust, with underappreciated balance sheet strength. Banks, worldwide, broadly have the highest capital and liquidity buffers in modern history, providing ample ability to weather economic uncertainty ahead. The strong balance sheet position of banks today allows for continued loan growth and the ability to keep lending margins wide via low dependence on more expensive interest-bearing funding sources.

Similarly, we decreased the Fund’s exposure to the Health Care sector. Health Care is a traditionally defensive sector that tends to underperform in economic rebounds and early bull markets—the environment we anticipate moving forward.

4

Investment Results (Unaudited)

Average Annual Total Returns(a) as of August 31, 2023

			Since
			Inception
Fund/Index	One Year	Three Year	(7/17/20)
Fisher Investments Institutional Group U.S. Small Cap Equity Fund	12.68%	7.50%	8.78%
Russell 2000 Index(b)	4.65%	8.12%	9.87%

			Expense
			Ratios(c)
Gross			72.50%
With Applicable Fee Waivers and Expense Reimbursements			0.75%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fisher Investments Institutional Group U.S. Small Cap Equity Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 851-8845.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)	The Russell 2000 Index (“Russell Index”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Russell Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

(c)	The expense ratios are from the Fund’s prospectus dated December 29, 2022. Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses in order to limit the Fund’s total annual operating expenses to 0.75% of the Fund’s average daily net assets through December 31, 2027 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; certain fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This expense cap may not be terminated prior to this date except by the Board of Trustees upon 60 days’ written notice to the Adviser. Each waiver/expense payment by the Adviser is subject to recoupment by the

5

Investment Results (Unaudited) (continued)

Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. Additional information pertaining to the Fund’s expense ratios as of August 31, 2023 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses should be considered carefully before investing. The Fund’s prospectus contains this and other important information about the Fund and may be obtained by calling (800) 851-8845. Please read it carefully before investing.

6

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Fisher Investments Institutional Group U.S. Small Cap Equity Fund and the Russell 2000 Index.

The graph shows the value of a hypothetical initial investment of $10,000 made on July 17, 2020 (commencement of operations) and held through August 31, 2023. Russell 2000 Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 851-8845. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

7

Fund Holdings (Unaudited)

Fisher Investments Institutional Group U.S. Small Cap Equity Fund Holdings as of August 31, 2023*

*	As a percentage of net assets.

The investment objective of the Fund is to seek to outperform, net of fees and expenses, the return of the Russell 2000 Index.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www. sec.gov.

8

Fisher Investments Institutional Group U.S. Small Cap Equity Fund
Schedule of Investments
August 31, 2023

COMMON STOCKS — 102.34%	Shares	Fair Value

Communications — 0.33%
8X8, Inc.(a)	199	$647

Consumer Discretionary — 18.93%
Abercrombie & Fitch Co., Class A(a)	63	3,386
Builders FirstSource, Inc.(a)	63	9,137
Gap, Inc. (The)	95	1,100
Goodyear Tire & Rubber Co. (The)(a)	69	891
Hibbett, Inc.	19	880
M.D.C. Holdings, Inc.	33	1,566
M/I Homes, Inc.(a)	37	3,633
National Vision Holdings, Inc.(a)	34	623
Papa John’s International, Inc.	35	2,650
Pool Corp.	5	1,828
Revolve Group, Inc.(a)	96	1,406
Shake Shack, Inc., Class A(a)	32	2,240
Six Flags Entertainment Corp.(a)	75	1,722
Taylor Morrison Home Corp.(a)	36	1,706
Thor Industries, Inc.	11	1,153
Upbound Group, Inc.	37	1,133
Urban Outfitters, Inc.(a)	40	1,328
Wolverine World Wide, Inc.	69	558
		36,940
Consumer Staples — 2.76%
Boston Beer Co., Inc. (The), Class A(a)	5	1,827
Freshpet, Inc.(a)	47	3,549
		5,376
Energy — 5.53%
ChampionX Corp.	136	4,909
Helmerich & Payne, Inc.	12	480
Oceaneering International, Inc.(a)	99	2,256
Ovintiv, Inc.	67	3,146
		10,791
Financials — 13.68%
Cadence Bank	123	2,815
Columbia Banking System, Inc.	92	1,884
Evercore Partners, Inc., Class A	19	2,661
First Merchants Corp.	94	2,805
Home BancShares, Inc.	85	1,885
Independent Bank Corp.	42	2,269
Moelis & Co., Class A	40	1,896
Old National Bancorp	123	1,877
Piper Sandler Companies	18	2,682
South State Corp.	26	1,880
Stifel Financial Corp.	25	1,625
Victory Capital Holdings, Inc.	34	1,170

See accompanying notes which are an integral part of these financial statements.

9

Fisher Investments Institutional Group U.S. Small Cap Equity Fund
Schedule of Investments (continued)
August 31, 2023

COMMON STOCKS — 102.34% - continued	Shares	Fair Value

Financials — 13.68% - continued
Virtus Investment Partners, Inc.	6	$1,243
		26,692
Health Care — 17.46%
Agios Pharmaceuticals, Inc.(a)	37	1,015
Align Technology, Inc.(a)	8	2,961
Alkermes PLC(a)	14	409
Avid Bioservices, Inc.(a)	47	555
Azenta, Inc.(a)	27	1,524
BioCryst Pharmaceuticals, Inc.(a)	74	526
Charles River Laboratories International, Inc.(a)	5	1,034
CONMED Corp.	59	6,576
Exact Sciences Corp.(a)	13	1,088
Haemonetics Corp.(a)	29	2,602
Halozyme Therapeutics, Inc.(a)	17	724
ImmunoGen, Inc.(a)	126	1,996
Ironwood Pharmaceuticals, Inc.(a)	85	748
Ligand Pharmaceuticals, Inc., Class B(a)	13	855
Medpace Holdings, Inc.(a)	12	3,243
Myriad Genetics, Inc.(a)	40	714
Neurocrine Biosciences Inc.(a)	6	653
OmniAb, Inc. - Earnout Shares(a)(b)	4	—
OmniAb, Inc. - Earnout Shares(a)(b)	4	—
Shockwave Medical, Inc.(a)	5	1,102
Vericel Corp.(a)	26	854
WillScot Mobile Mini Holdings Corp.(a)	119	4,880
		34,059
Industrials — 17.84%
Cactus, Inc., Class A	87	4,642
Casella Waste Systems, Inc., Class A(a)	31	2,442
Ceridian HCM Holding, Inc.(a)	16	1,160
Chart Industries, Inc.(a)	20	3,612
Columbus McKinnon Corp.	71	2,675
H&E Equipment Services, Inc.	60	2,719
HEICO Corp.	6	1,012
Lincoln Electric Holdings, Inc.	14	2,694
Mercury Systems, Inc.(a)	32	1,256
Montrose Environmental Group Inc.(a)	51	1,960
Paycom Software, Inc.	6	1,769
Paylocity Holdings Corp.(a)	30	6,015
Vicor Corp.(a)	42	2,846
		34,802
Materials — 5.17%
Alcoa Corp.	56	1,684
Cleveland-Cliffs, Inc.(a)	100	1,529
Steel Dynamics, Inc.	17	1,812
UFP Industries, Inc.	29	3,026

See accompanying notes which are an integral part of these financial statements.

10

Fisher Investments Institutional Group U.S. Small Cap Equity Fund
Schedule of Investments (continued)
August 31, 2023

COMMON STOCKS — 102.34% - continued	Shares	Fair Value

Materials — 5.17% - continued
Worthington Industries, Inc.	27	$2,033
		10,084
Real Estate — 0.92%
Macerich Co. (The)	153	1,789

Technology — 19.72%
Advanced Energy Industries, Inc.	51	6,021
Alarm.com Holdings, Inc.(a)	40	2,343
Allscripts Healthcare Solutions, Inc.(a)	275	3,679
Alteryx, Inc., Class A(a)	49	1,446
Amkor Technology, Inc.	39	1,090
Box, Inc., Class A(a)	34	900
Cerence, Inc.(a)	32	835
Diodes, Inc.(a)	64	5,239
Donnelley Financial Solutions, Inc.(a)	38	1,872
Dropbox, Inc., Class A(a)	38	1,056
Five9, Inc.(a)	11	796
Knowles Corp.(a)	123	1,972
LivePerson, Inc.(a)	74	311
Manhattan Associates, Inc.(a)	6	1,216
Omnicell, Inc.(a)	25	1,422
Pegasystems, Inc.	14	695
Power Integrations, Inc.	14	1,176
Qualys, Inc.(a)	6	934
Silicon Laboratories, Inc.(a)	7	944
SPS Commerce, Inc.(a)	7	1,303
Synaptics, Inc.(a)	15	1,313
Tenable Holdings, Inc.(a)	14	635
Ultra Clean Holdings, Inc.(a)	37	1,301
		38,499
Total Common Stocks (Cost $170,487)		199,679
MONEY MARKET FUNDS - 2.55%

First American Government Obligations Fund, Class X, 5.25%(c)	4,983	4,983

Total Money Market Funds (Cost $4,983)		4,983

Total Investments — 104.89% (Cost $175,470)		204,662

Liabilities in Excess of Other Assets — (4.89)%		(9,543)

NET ASSETS — 100.00%		$195,119

(a)	Non-income producing security.

(b)	Security is currently being valued according to the fair value procedures of the Adviser, as Valuation Designee, under oversight of the Board’s Pricing & Liquidity Committee.

(c)	Rate disclosed is the seven day effective yield as of August 31, 2023.

See accompanying notes which are an integral part of these financial statements.

11

Fisher Investments Institutional Group U.S. Small Cap Equity Fund
Statement of Assets and Liabilities
August 31, 2023

Assets
Investments in securities at fair value (cost $175,470)	$204,662
Dividends receivable	253
Receivable from Adviser	13,621
Prepaid expenses	2,963
Total Assets	221,499

Liabilities
Payable to affiliates	4,917
Accrued audit and tax fees	17,900
Other accrued expenses	3,563
Total Liabilities	26,380
Net Assets	$195,119

Net Assets consist of:
Paid-in capital	$176,731
Accumulated earnings	18,388
Net Assets	$195,119
Shares outstanding (unlimited number of shares authorized, no par value)	17,282
Net asset value, offering and redemption price per share	$11.29

See accompanying notes which are an integral part of these financial statements.

12

Fisher Investments Institutional Group U.S. Small Cap Equity Fund
Statement of Operations
For the year ended August 31, 2023

Investment Income
Dividend income (net of foreign taxes withheld of $1)	$1,695
Total investment income	1,695

Expenses
Administration	49,764
Legal	19,994
Audit and tax	17,726
Trustee	16,636
Compliance services	12,031
Transfer agent	12,000
Report printing	4,246
Custodian	2,544
Pricing	1,564
Registration	1,529
Adviser	1,225
Miscellaneous	21,762
Total expenses	161,021
Fees waived and expenses reimbursed by Adviser	(159,670)
Net operating expenses	1,351
Net investment income	344

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(9,693)
Net change in unrealized appreciation of investment securities	31,301
Net realized and change in unrealized gain on investments	21,608
Net increase in net assets resulting from operations	$21,952

See accompanying notes which are an integral part of these financial statements.

13

Fisher Investments Institutional Group U.S. Small Cap Equity Fund
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended August	Ended August
	31, 2023	31, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$344	$(409)
Net realized gain (loss) on investment securities transactions	(9,693)	14,605
Net change in unrealized appreciation (depreciation) of investment securities	31,301	(75,719)
Net increase (decrease) in net assets resulting from operations	21,952	(61,523)

Distributions From:
Earnings	—	(13,339)
Net realized gains	(13,142)	—
Total distributions	(13,142)	(13,339)

Capital Transactions
Reinvestment of distributions	13,143	13,338
Amount paid for shares redeemed	—	(13)
Net increase in net assets resulting from capital transactions	13,143	13,325
Total Increase (Decrease) in Net Assets	21,953	(61,537)

Net Assets
Beginning of year	173,166	234,703
End of year	$195,119	$173,166

Share Transactions
Shares issued in reinvestment of distributions	1,337	926
Shares redeemed	—	(1)
Net increase in shares	1,337	925

See accompanying notes which are an integral part of these financial statements.

14

Fisher Investments Institutional Group U.S. Small Cap Equity Fund
Financial Highlights

(For a share outstanding during each period)

				For the
	For the	For the	For the	Period
	Year Ended	Year Ended	Year Ended	Ended
	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.86	$15.63	$10.47	$10.00
Investment operations:
Net investment income (loss)	0.02	(0.03)	(0.03)	—	(b)
Net realized and unrealized gain (loss)	1.23	(3.85)	5.21	0.47
Total from investment operations	1.25	(3.88)	5.18	0.47
Less distributions to shareholders from:
Net realized gains	(0.82)	(0.89)	(0.02)	—
Total distributions	(0.82)	(0.89)	(0.02)	—
Net asset value, end of period	$11.29	$10.86	$15.63	$10.47
Total Return(c)	12.68%	(26.23)%	49.47%	4.70	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$195	$173	$235	$157
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75	% (e)
Ratio of gross expenses to average net assets before waiver and reimbursement	89.41%	72.50%	68.54%	188.33	% (e)
Ratio of net investment income (loss) to average net assets	0.19%	(0.20)%	(0.23)%	0.30	% (e)
Portfolio turnover rate	26%	30%	24%	2	% (d)

(a)	For the period July 17, 2020 (commencement of operations) to August 31, 2020.

(b)	Rounds to less than $0.005 per share.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

15

Fisher Investments Institutional Group U.S. Small Cap Equity Fund
Notes to the Financial Statements
August 31, 2023

NOTE 1. ORGANIZATION

Fisher Investments Institutional Group U.S. Small Cap Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified series of Unified Series Trust (the “Trust”) on November 12, 2018. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on July 17, 2020. The investment adviser to the Fund is Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”). The investment objective of the Fund is to seek to outperform, net of fees and expenses, the return of the Russell 2000 Index.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Regulatory update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

16

Fisher Investments Institutional Group U.S. Small Cap Equity Fund
Notes to the Financial Statements (continued)
August 31, 2023

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended August 31, 2023, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method.

17

Fisher Investments Institutional Group U.S. Small Cap Equity Fund
Notes to the Financial Statements (continued)
August 31, 2023

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published

18

Fisher Investments Institutional Group U.S. Small Cap Equity Fund
Notes to the Financial Statements (continued)
August 31, 2023

and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser, as Valuation Designee, under oversight of the Board’s Pricing & Liquidity Committee. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available in conformity with guidelines adopted by the Board. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Designee pursuant to its policies and procedures. Any fair value provided by the Valuation Designee is subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on a quarterly basis. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources

19

Fisher Investments Institutional Group U.S. Small Cap Equity Fund
Notes to the Financial Statements (continued)
August 31, 2023

are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2023:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3		Total
Common Stocks(a)	$199,679	$—	$—	(b)	$199,679
Money Market Funds	4,983	—	—		4,983
Total	$204,662	$—	$—		$204,662

(a)	Refer to Schedule of Investments for sector classifications.

(b)	OmniAb, Inc. is currently being fair valued according to the fair value procedures of the Adviser, as Valuation Designee, under oversight of the Board’s Pricing & Liquidity Committee.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement (the “Agreement”) with the Trust with respect to the Fund, manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a management fee computed and accrued daily and paid monthly at an annual rate of 0.68% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2023, the Adviser earned management fees of $1,225 from the Fund before the waiver and reimbursement described below.

20

Fisher Investments Institutional Group U.S. Small Cap Equity Fund
Notes to the Financial Statements (continued)
August 31, 2023

The Adviser has contractually agreed to waive its management fee and/or to reimburse the Fund’s other expenses in order to limit the Fund’s total annual operating expenses to 0.75% of the Fund’s average daily net assets through December 31, 2027 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This expense cap may not be terminated prior to this date except by the Board. For the fiscal year ended August 31, 2023, the Adviser waived fees and reimbursed expenses in the amount of $159,670 for the Fund. At August 31, 2023, the Adviser owed the Fund $13,621.

Each waiver/expense payment by the Adviser (but not management fee waiver) is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of August 31, 2023, the Adviser may seek repayment of expense reimbursements in amounts as follows:

Recoverable Through
August 31, 2024	$139,672
August 31, 2025	148,379
August 31, 2026	159,670

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a

21

Fisher Investments Institutional Group U.S. Small Cap Equity Fund
Notes to the Financial Statements (continued)
August 31, 2023

wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities. One Trustee is a former employee of Ultimus who is not currently paid by the Fund for serving in such capacity.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Independent Trustee of the Trust receives annual compensation, which is an established amount paid quarterly per fund in the Trust at the time of the regular quarterly Board meetings. The Chair of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. Independent Trustees also receive additional fees for attending any special meetings. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended August 31, 2023, purchases and sales of investment securities, other than short-term investments, were $47,250 and $53,689, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended August 31, 2023.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of August 31, 2023, the Adviser owned 100% of the Fund’s outstanding shares. As a result, the Adviser may be deemed to control the Fund.

22

Fisher Investments Institutional Group U.S. Small Cap Equity Fund
Notes to the Financial Statements (continued)
August 31, 2023

NOTE 7. FEDERAL TAX INFORMATION

At August 31, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$57,056
Gross unrealized depreciation	(28,436)
Net unrealized appreciation on investments	$28,620
Tax cost of investments	$176,042

The tax character of distributions paid for the fiscal years ended August 31, 2023 and August 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income(a)	$1	$10,864
Long-term capital gains	13,141	2,475
Total distributions paid	$13,142	$13,339

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At August 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$42
Accumulated capital and other losses	(10,274)
Unrealized appreciation on investments	28,620
Total accumulated earnings	$18,388

As of August 31, 2023, the Fund had accumulated short-term capital loss carryforwards of $1,994 and long-term capital loss carryforwards of $8,280, not subject to expiration.

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to tax deferral of losses on wash sales

NOTE 8. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory

23

Fisher Investments Institutional Group U.S. Small Cap Equity Fund
Notes to the Financial Statements (continued)
August 31, 2023

changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

24

Report of Independent Registered Public Accounting Firm

To the Shareholders of Fisher Investments Institutional Group Fund Family and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fisher Investments Institutional Group U.S. Small Cap Equity Fund (the “Fund”), a series of Unified Series Trust, as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for the years ended August 31, 2023, 2022, 2021 and for the period July 17, 2020 (commencement of operations) to August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended August 31, 2023, 2022, 2021 and for the period July 17, 2020 (commencement of operations) to August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Fisher Asset Management, LLC since 2017.

COHEN & COMPANY, LTD.

Chicago, Illinois

October 27, 2023

25

Liquidity Risk Management Program (Unaudited)

The Trust has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long- term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The most recent Report, which was presented to the Board for consideration at its meeting held on August 14-15, 2023, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

26

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2023 through August 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	March 1,	August 31,	During	Expense
	2023	2023	Period(a)	Ratio
Actual	$1,000.00	$1,043.40	$3.86	0.75%
Hypothetical(b)	$1,000.00	$1,021.42	$3.82	0.75%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

27

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2023 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the fiscal year ended August 31, 2023, the Fund designated $13,141 as long-term capital gain distributions.

28

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees”, which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (1950) Chair, May 2022 to present; Chair of the Audit Committee; Chair of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present	Current: Retired (2017 – present). Previous: Peak Income Plus Fund (May 2022 – February 2023).
Kenneth G.Y. Grant (1949) Chair of the Governance & Nominating Committee, May 2022 to present; Chair, January 2017 to May 2022; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 – present), a Donor Advised Fund; Trustee. Trustee, Peak Income Plus Fund (May 2022 – present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment products (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Ronald C. Tritschler (1952) Chair of the Audit Committee, May 2022 to present; Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, (2001– present); Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present); Director of First State Bank of the Southeast (2000 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

29

Trustees and Officers (Unaudited) (continued)

Catharine B. McGauley (1977) Chair of the Pricing & Liquidity Committee, November 2022 to present; Independent Trustee, September 2022 to present

Current: Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, (2010 – present); Investment Advisor for a Family Office (2015 – present); Senior Analyst/Advisor for a Boston real estate company and related family (2010 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

Freddie Jacobs, Jr. (1970) Independent Trustee, September 2022 to present

Current: Chief Operating Officer and Chief Risk Officer Northeast Retirement Services LLC (NRS), and its subsidiary, Global Trust Company (GTC). NRS is a transfer agent and fund administrator, GTC is a non- depository trust company sponsoring private investment products (2021 – present); Chair, Board of Crispus Attucks Fund (2020 – present); Board Member of Camp Harbor View (2020 – present); Director, Sportsmen’s Tennis and Education Center (2019 – present).

Previous: SVP, Senior Risk Officer NRS (2013 – 2021); Trustee, Peak Income Plus Fund (May 2022 – February 2023); Trustee of Buckingham Browne & Nichols (2017 - June 2023).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 29 series.

The following table provides information regarding the Interested Trustees and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) Interested Trustee, August 2020 to present; President, January 2016 to August 2021

Current: Retired (2023 – present); Interested Trustee, Mammoth Institutional Credit Access Fund and Mammoth Institutional Equity Access Fund (November 2022 – present); Interested Trustee, Peak Income Plus Fund (May 2022 – present).

Previous: Interested Trustee of Ultimus Managers Trust, (January 2021 – April 2023); Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, (2013 – April 2023).

30

Trustees and Officers (Unaudited) (continued)

Martin R. Dean (1963)
President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021	Current: President, Northern Lights Compliance Services (2023 – present). Previous: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 – January 2023).
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, (2015 – present).
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.
Timothy J. Shaloo (1970) AML Compliance Officer, August 2023 to present

Current: AVP, Compliance Officer (September 2023 – present).

Previous: Senior Compliance Analyst, Northern Lights Compliance Services, LLC (2021 – August 2023); Compliance Specialist, Ultimus Fund Solutions, LLC (2016 – 2020).

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 851-8845 to request a copy of the SAI or to make shareholder inquiries.

31

PRIVACY NOTICE

Rev: January 2020

FACTS	WHAT DOES FISHER INVESTMENTS INSTITUTIONAL GROUP U.S. SMALL CAP EQUITY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    account balances and account transactions

■    transaction or loss history and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 851-8845

32

Who we are
Who is providing this notice?	Fisher Investments Institutional Group U.S. Small Cap Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■    open an account or deposit money

■    make deposits or withdrawals from your account or provide account information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    affiliates from using your information to market to you

■    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■    Fisher Asset Management, LLC, d/b/a Fisher Investments, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■    The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

33

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 851-8845 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Daniel J. Condon, Chair David R. Carson Kenneth G.Y. Grant Freddie Jacobs, Jr. Catharine B. McGauley Ronald C. Tritschler	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 151 North Franklin Street, Suite 575 Chicago, IL 60606

OFFICERS Martin R. Dean, President Gweneth K. Gosselink, Chief Compliance Officer Zachary P. Richmond, Treasurer and Chief Financial Officer	LEGAL COUNSEL Thompson Hine LLP 312 Walnut Street, 20th Floor Cincinnati, OH 45202

INVESTMENT ADVISER Fisher Asset Management, LLC 6500 International Parkway, Suite 2050 Plano, TX 75093	CUSTODIAN U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Fisher3-AR-23

FISHER INVESTMENTS INSTITUTIONAL
GROUP FUND FAMILY

Annual Report

August 31, 2023

Fisher Investments Institutional Group

All Foreign Equity Environmental and Social Values Fund

Fund Adviser:

Fisher Asset Management, LLC
6500 International Parkway, Suite 2050
Plano, Texas 75093
(800) 851-8845

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Management’s Discussion of Fund Performance
(Unaudited)

Dear Shareholder:

Market Outlook

Developed world equities finished solidly positive in both Q2 and 2023’s first half. The main force behind the positive year-to-date return, in our view, is that reality exceeded expectations. We think equities are likely to end the year higher as that force is expected to continue.

Elevated inflation has dominated headlines over the past year, and the UK has been among the developed world’s hardest hit. Though the headline consumer price index (including owner occupiers’ housing costs, or CPI-H) sped up from 7.8% y/y to 7.9% in May, most worry centered on the reacceleration in core CPI-H (which excludes energy, food, alcohol and tobacco prices) to 6.5% y/y, its fastest rate in over 30 years. Separately, UK wage growth jumped 7.2% y/y in the three months through April. These developments spurred conversation that the Bank of England (BoE) has yet to tamp down inflation—and will need to keep hiking rates to do so, which many fear is a headwind for equities.

However, in our view, May’s core CPI acceleration appears tied largely to one-time developments, specifically, a big acceleration in recreation and culture prices related to some live music events and the release of a popular video game. These are one-off events, not permanent changes. We also think the theory that wages drive inflation is a misperception. Rather, the former trails the latter since employers typically factor in living costs when setting wages, making them a late-lagging price that responds to inflationary conditions. Data supports this notion lately in other major economies, including the US and Japan—and in our view, it isn’t any different in the UK.

UK equities have lagged the benchmark in Q2 and for the year, but in our view, their relative struggles appear tied to sentiment more than fundamentals. Several fears, from stubbornly high inflation to recession worries, have taken turns weighing on sentiment. However, we don’t think reality is as poor as perceived. Producer prices are close to a zero percent inflation rate, and broad money supply has contracted in five of the past seven months. These developments suggest inflation should broadly keep easing, regardless of whether the BoE hikes or not, and 13 straight BoE hikes haven’t halted GDP growth. That so many remain dour towards British equities despite this resilience is bullish, in our view.

In continental Europe, more recent data suggest the eurozone’s economic backdrop is mixed. The eurozone composite Purchasing Managers’ Index, which aggregates services and manufacturing, fell to 49.9 in late Q2—right below the level dividing expansion and contraction. However, by sector, services showed growth (52.0) while manufacturing

1

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Management’s Discussion of Fund Performance
(Unaudited) (continued)

stayed in contraction (43.4). This split has persisted throughout the year, and while heavy industry’s weakness weighs on growth, services comprise the majority of output in the eurozone—so the latter’s prospects have more sway on the region’s economy. Regarding prices, though June headline inflation slowed to 5.5% y/y from 6.1%, core CPI picked up from 5.3% to 5.4% y/y, which was tied partly to a low base effect from a price assistance measure last year (e.g., German transport ticket discounts). However, the pickup in core inflation is consistent with the UK’s minor reacceleration, a reminder that inflation trends are global, and one month’s uptick doesn’t negate broader disinflationary trends.

Germany is another place where reality is not as poor as feared, in our view. Since late 2021, economists have been predicting a German recession, and that oft-forecast downturn appeared to manifest in revised GDP data. Q1 GDP was revised down from flat to -0.3% q/q. Following Q4 2022’s -0.5% q/q dip, the two straight quarterly dips meet one popular definition of recession. Some argue German equities outperformance since last September has been disconnected from fundamentals—and now they point to technical recession and other alleged headwinds (e.g., ongoing ECB rate hikes) to claim the outlook is negative. These worries are likely why German equities have lagged throughout Q2.

In our view, forward-looking equities have moved on from these developments, as recession discussion didn’t prevent Italy, Spain, France and even Germany from outperforming in late Q2. Now, it is always possible developments weigh on returns in the near term. For example, Dutch equities have been a top performer year to date but matched the benchmark in June. The cool down comes as Holland’s Information Technology sector only rose slightly, trailing the MSCI’s Information Technology sector in June, which we believe looks tied to minor political uncertainty. The Dutch government detailed export restrictions on machines that make advanced semiconductor processor chips, impacting Dutch semiconductor firm ASML—which comprises nearly all of the Netherlands’ Information Technology sector by market capitalization. We don’t think this restriction significantly disrupts ASML—the company said it did not expect restrictions to have a material impact on its financial outlook—but the news likely weighed on sentiment.

In Asia, sentiment toward Japanese markets still seems relatively optimistic—especially compared to Western Europe. Many high-profile investors have talked up Japanese markets’ prospects recently, pointing to Japanese firms’ cheap valuations and Q1 GDP improvement (1.9% annualized growth) as reasons to be bullish. But valuations aren’t predictive. Despite arguably being attractive for most of the last decade, Japan’s 12-month forward price-to-earnings (P/E) ratio was continuously lower than the broader index from 2014 – 2019.

2

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Management’s Discussion of Fund Performance
(Unaudited) (continued)

Investors also point to Japan’s economic recovery, as growth looks stronger relative to other developed markets. For example, May retail sales rose 1.3% m/m, beating expectations, and have risen five of the past six months. In contrast, eurozone retail sales were flat on a monthly basis in May (latest data available). However, Japan’s recent growth is largely tied to its reopening-related boost and tourism recovery. In our view, that likely tapers off and the country will return to its pre-pandemic growth rates.

In Japanese politics, Prime Minister Fumio Kishida announced he won’t dissolve the National Diet nor call a snap election. Some observers thought PM Kishida may seek to take advantage of recent optimism by calling for an early election, with the goal of solidifying his power within the ruling Liberal Democratic Party (LDP). But some issues arose, including snags with the national ID card rollout and controversy surrounding a party hosted by PM Kishida’s son at the official residence. Those stories dented his popularity recently, so PM Kishida appears to be holding off from calling a snap vote—and for now, that reduces some political uncertainty. In our view, Japan remains a mixed bag, but sentiment still seems a bit more optimistic than warranted given ongoing headwinds on domestic demand, arguing for a selective approach.

Gridlock looks prevalent throughout the developed world, particularly in Europe—an underappreciated positive for equities, since it decreases the likelihood of major, uncertainty-inducing legislative changes. Another underappreciated eurozone development: cooling inflation. Eurozone inflation hit 6.1% y/y in May, down from April’s 7.0%, as prices continued to slow from October 2022’s 10.6% rate. Though eurozone inflation remains well above its pre-pandemic rate, the price pressures plaguing businesses and households over the past 12 months continue to ease. That said, over the longer term, broader economic and political conditions swamp country-specific issues—and in the eurozone’s case, even mild growth is likely to exceed low expectations, a bullish force for eurozone equities.

Several developed world central banks hiked rates in Q2. Some met expectations, including the 25 basis-point hikes from Sweden’s Riksbank, the ECB and the Swiss National Bank. Others, however, surprised. Norway’s Norges Bank and the BoE hiked by more than anticipated (50 bps instead of 25 bps). The Reserve Bank of Australia and Bank of Canada resumed rate increases after a pause, which caught observers off guard—the former hiked in May and June (25 bps each time) after an April break while the latter had been on hold since January.

For all the attention rate hikes receive, however, they don’t have a preset market impact. Yes, some countries’ markets are down in US dollar terms ever since their central banks began hiking, including Norway, Canada and Australia. Yet other markets are positive: See

3

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Management’s Discussion of Fund Performance
(Unaudited) (continued)

the eurozone, Switzerland, the UK and Sweden. In our view, this mixed bag illustrates that rate hikes aren’t automatically bad for equities. Monetary policy is just one factor, among many, that markets consider—worth keeping in mind given all the attention on monetary policy globally.

Performance Attribution

The Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund outperformed the MSCI ACWI ex U.S. Index for the period from September 1, 2022 through August 31, 2023. During this period, the Fund returned 18.20% while the Fund’s primary benchmark, the MSCI ACWI ex U.S. Index, returned 11.89%. Country, sector and equity selection contributed to relative return. An overweight to and selection within Information Technology was the largest contributor to relative return, driven by semiconductor manufacturing companies ASML Holding and NXP Semiconductors as well as e-commerce company Shopify. Additionally, an overweight to and selection within Consumer Discretionary contributed as luxury goods company Hermes International, e-commerce company MercadoLibre and clothing company Industria de Diseno Textil outperformed relative to the Consumer Discretionary sector within the MSCI ACWI ex U.S. Index.. Conversely, an underweight to and selection within Japan detracted from performance, driven by e-commerce company JD.com, robotics and automation company FANUC Corporation and agricultural machinery company Kubota Corporation. Further, an overweight to and selection within Norway detracted from performance as petroleum refining company Equinor underperformed relative to Norway within the MSCI ACWI ex U.S. Index.

Portfolio Shifts

For the period from September 1, 2022 through August 31, 2023, we increased the Fund’s relative exposure to China. A number of headwinds weighed on growth more than expected last year, but the government has responded with policy support, including removing zero-COVID policies, interest and reserve rate requirement cuts, tax cuts and other measures to support businesses. Economic stability is the government’s top priority this year as the country exits lockdowns. We believe select Chinese equities continue to represent bounce candidates in the early stages of the new bull market.

On a sector level, we shifted the portfolio to a relative overweight within the Consumer Discretionary sector. Inflation is likely to moderate, reducing a major headwind for economically sensitive categories such as autos, auto components, hotels, restaurants, and retail, which mostly fell more than the market during the 2022 downturn, and we believe are likely to perform well as markets rebound.

4

Investment Results (Unaudited)

Average Annual Total Returns(a) as of August 31, 2023

			Since
			Inception
Fund/Index	One Year	Three Year	(7/17/20)
Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund	18.20%	4.63%	5.64%
MSCI ACWI ex U.S. Index(b)	11.89%	3.99%	5.12%

			Expense
			Ratios(c)
Gross			93.97%
With Applicable Fee Waivers and Expense Reimbursements			0.68%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month-end may be obtained by calling (800) 851-8845.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)	The MSCI ACWI ex U.S. Index is a stock market index comprising of non-U.S. stocks from 23 developed market countries and 24 emerging market countries. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

(c)	The expense ratios are from the Fund’s prospectus dated December 29, 2022. Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”) has contractually agreed to waive its management fee and/or to reimburse the Fund’s other expenses in order to limit the Fund’s total annual operating expenses to 0.68% of the Fund’s average daily net assets through December 31, 2027 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; certain fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This expense cap may not be terminated prior to this date except by the Board of Trustees upon 60 days’ written notice to the Adviser. Each waiver/expense payment by the Adviser is subject to recoupment by the

5

Investment Results (Unaudited) (continued)

Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of August 31, 2023 can be found in the financial highlights.

The Fund’s investment objective, strategies, risks, charges and expenses should be considered carefully before investing. The Fund’s prospectus contains this and other important information about the Fund and may be obtained by calling (800) 851-8845. Please read it carefully before investing.

6

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund and the MSCI ACWI ex U.S. Index.

This graph shows the value of a hypothetical initial investment of $10,000 made on July 17, 2020 (commencement of operations) and held through August 31, 2023. The MSCI ACWI ex U.S. Index is a stock market index comprising of non-U.S. stocks from 23 developed market countries and 24 emerging market countries that assumes reinvestment of all dividends. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 851-8845. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

7

Fund Holdings (Unaudited)

Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund Holdings as of August 31, 2023*

*	As a percentage of net assets.

The investment objective of the Fund is to seek to outperform, net of fees and expenses, the return of the MSCI ACWI ex U.S. Index.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www. sec.gov.

8

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Schedule of Investments
August 31, 2023

COMMON STOCKS — 103.33%	Shares	Fair Value
Argentina — 2.32%
Consumer Discretionary — 2.32%
MercadoLibre, Inc.(a)	3	$4,117
Total Argentina		4,117

Australia — 2.00%
Health Care — 1.00%
CSL Ltd.	10	1,772

Technology — 1.00%
XERO LTD(a)	22	1,783
Total Australia		3,555

Canada — 1.42%
Technology — 1.42%
Shopify, Inc., Class A(a)	38	2,527
Total Canada		2,527

China — 6.38%
Communications — 2.17%
NetEase, Inc. - ADR	19	1,966
Tencent Holdings Ltd. - ADR	46	1,904
		3,870
Consumer Discretionary — 3.22%
Alibaba Group Holding Ltd. - ADR(a)	19	1,765
Geely Automobile Holdings Ltd.	800	994
Haier Smart Home Co. Ltd., H Shares	350	1,082
JD.com, Inc. - ADR	26	863
Meituan - ADR	31	1,030
		5,734
Consumer Staples — 0.52%
China Mengniu Dairy Co. Ltd.(a)	275	926

Health Care — 0.47%
WuXi Biologics Cayman Inc.(a)	150	844
Total China		11,374

Denmark — 4.52%
Energy — 0.97%
Vestas Wind Systems A/S(a)	75	1,735

Health Care — 3.55%
Coloplast A/S - ADR	51	582
Novo Nordisk A/S, Class B	31	5,747
		6,329
Total Denmark		8,064

France — 16.55%
Consumer Discretionary — 5.47%
Cia Generale de Establissements Michelin SCA	45	1,411

See accompanying notes which are an integral part of these financial statements.

9

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Schedule of Investments (continued)
August 31, 2023

COMMON STOCKS — 103.33% - continued	Shares	Fair Value
France — 16.55% - continued
Consumer Discretionary — 5.47% - continued
Hermes International SA	3	$6,187
Kering SA	4	2,145
		9,743
Consumer Staples — 1.73%
L’Oreal SA	7	3,082

Financials — 2.19%
BNP Paribas SA	25	1,620
Credit Agricole SA	116	1,467
Societe Generale SA	29	825
		3,912
Health Care — 1.20%
Sanofi	20	2,140

Industrials — 1.46%
Aeroports de Paris	14	1,847
Vinci SA - ADR	27	752
		2,599
Materials — 2.53%
Cie de Saint-Gobain	69	4,504

Technology — 1.97%
Dassault Systems SE	70	2,780
Teleperformance	3	416
Worldline SA/France(a)	10	326
		3,522
Total France		29,502

Germany — 7.55%
Consumer Staples — 1.55%
Beiersdorf AG	21	2,752

Financials — 1.60%
Deutsche Boerse AG	16	2,845

Industrials — 3.69%
Deutsche Post AG	73	3,412
Siemens AG	21	3,164
		6,576
Technology — 0.71%
SAP SE	9	1,258
Total Germany		13,431

India — 2.48%
Financials — 1.47%
HDFC Bank Ltd. - ADR	42	2,617

See accompanying notes which are an integral part of these financial statements.

10

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Schedule of Investments (continued)
August 31, 2023

COMMON STOCKS — 103.33% - continued	Shares	Fair Value
India — 2.48% - continued
Technology — 1.01%
Infosys Ltd. - ADR	104	$1,806
Total India		4,423

Indonesia — 1.90%
Financials — 1.90%
Bank Rakyat Indonesia Persero Tbk PT - ADR	187	3,387
Total Indonesia		3,387

Israel — 1.44%
Technology — 1.44%
NICE-Systems Ltd. - ADR(a)	7	1,364
Wix.com Ltd.(a)	12	1,185
		2,549
Total Israel		2,549

Italy — 1.82%
Energy — 1.32%
Eni SpA	152	2,356

Financials — 0.50%
Intesa Sanpaolo SpA	329	882
Total Italy		3,238

Japan — 10.42%
Communications — 0.68%
M3, Inc.	61	1,218

Health Care — 1.99%
Eisai Co Ltd - ADR	67	1,061
Hoya Corp. - ADR	14	1,551
Terumo Corp. - ADR	31	937
		3,549
Industrials — 7.07%
Daifuku Co. Ltd. - ADR	80	735
FANUC Corp. - ADR	116	1,646
Keyence Corp.	14	5,826
Kubota Corp.	100	1,605
Recruit Holdings Co. Ltd. - ADR	390	2,773
		12,585
Technology — 0.68%
OBIC Co. Ltd.	7	1,219
Total Japan		18,571

Korea (Republic of) — 5.11%
Communications — 0.82%
NAVER Corp.	9	1,458

See accompanying notes which are an integral part of these financial statements.

11

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Schedule of Investments (continued)
August 31, 2023

COMMON STOCKS — 103.33% - continued	Shares	Fair Value
Korea (Republic of) — 5.11% - continued
Financials — 1.31%
KB Financial Group, Inc.	57	$2,328

Technology — 2.98%
Samsung Electronics Co. Ltd.	105	5,304
Total Korea (Republic of)		9,090

Netherlands — 11.09%
Consumer Discretionary — 0.90%
Stellantis NV	86	1,603

Financials — 0.81%
ING Groep NV	102	1,450

Technology — 9.38%
Adyen NV(a)	1	838
ASML Holding NV	12	7,914
NXP Semiconductors NV	28	5,760
Wolters Kluwer NV	18	2,172
		16,684
Total Netherlands		19,737

Norway — 1.32%
Energy — 1.32%
Equinor ASA	76	2,347
Total Norway		2,347

Spain — 3.33%
Consumer Discretionary — 1.03%
Industria de Diseno Textil SA	48	1,841

Energy — 1.84%
Repsol SA	211	3,254

Financials — 0.46%
Banco Santander SA	209	817
Total Spain		5,912

Sweden — 0.94%
Consumer Discretionary — 0.94%
H&M Hennes & Mauritz AB, Class B	109	1,668
Total Sweden		1,668

Switzerland — 1.41%
Industrials — 1.41%
ABB Ltd.	66	2,512
Total Switzerland		2,512

See accompanying notes which are an integral part of these financial statements.

12

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Schedule of Investments (continued)
August 31, 2023

COMMON STOCKS — 103.33% - continued	Shares	Fair Value
Taiwan Province of China — 4.58%
Technology — 4.58%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	87	$8,140
Total Taiwan Province of China		8,140

United Kingdom — 16.75%
Communications — 0.68%
WPP PLC	124	1,203

Consumer Discretionary — 1.04%
Next PLC	21	1,859

Consumer Staples — 3.10%
Coca-Cola European Partners PLC	57	3,654
Reckitt Benckiser Group PLC	26	1,878
		5,532
Energy — 1.47%
BP PLC	425	2,625

Financials — 1.18%
Barclays PLC	628	1,172
London Stock Exchange Group PLC	9	932
		2,104
Health Care — 1.90%
AstraZeneca PLC	25	3,377

Materials — 5.35%
Anglo American PLC	106	2,821
Antofagasta PLC	218	3,998
Rio Tinto PLC	44	2,716
		9,535
Technology — 2.03%
Experian PLC	103	3,605
Total United Kingdom		29,840

Total Common Stocks (Cost $164,911)		183,984

MONEY MARKET FUNDS - 3.18%
First American Government Obligations Fund, Class X, 5.25%(b)	5,660	5,660

Total Money Market Funds (Cost $5,660)		5,660

Total Investments — 106.51% (Cost $170,571)		189,644

Liabilities in Excess of Other Assets — (6.51)%		(11,592)

NET ASSETS — 100.00%		$178,052

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2023.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

13

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Statement of Assets and Liabilities
August 31, 2023

Assets
Investments in securities at fair value (cost $170,571)	$189,644
Dividends receivable	350
Receivable from Adviser	13,889
Prepaid expenses	2,960
Total Assets	206,843

Liabilities
Payable to affiliates	4,917
Accrued audit and tax fees	18,450
Other accrued expenses	5,424
Total Liabilities	28,791
Net Assets	$178,052

Net Assets consist of:
Paid-in capital	$159,993
Accumulated earnings	18,059

Net Assets	$178,052
Shares outstanding (unlimited number of shares authorized, no par value)	15,838
Net asset value, offering and redemption price per share	$11.24

See accompanying notes which are an integral part of these financial statements.

14

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Statement of Operations
For the year ended August 31, 2023

Investment Income
Dividend income (net of foreign taxes withheld of $790)	$4,026
Total investment income	4,026

Expenses
Administration	49,765
Legal	19,994
Audit and tax	18,276
Trustee	16,636
Compliance services	12,031
Transfer agent	12,000
Custodian	8,419
Report printing	4,402
Pricing	4,121
Registration	1,529
Adviser	1,019
Miscellaneous	27,000
Total expenses	175,192
Fees waived and/or expenses reimbursed by Adviser	(174,056)
Net operating expenses	1,136
Net investment income	2,890

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(452)
Net realized loss on foreign currency translations	(27)
Net change in unrealized appreciation of investment securities	24,945
Net change in unrealized appreciation of foreign currency	7
Net realized and change in unrealized gain on investments	24,473
Net increase in net assets resulting from operations	$27,363

See accompanying notes which are an integral part of these financial statements.

15

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended August	Ended August
	31, 2023	31, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$2,890	$2,838
Net realized loss on investment securities transactions	(479)	(1,345)
Net change in unrealized appreciation (depreciation) of investment securities	24,952	(59,177)
Net increase (decrease) in net assets resulting from operations	27,363	(57,684)

Distributions From:
Earnings	(2,634)	(6,731)
Total distributions	(2,634)	(6,731)

Capital Transactions
Reinvestment of distributions	2,634	6,730
Amount paid for shares redeemed	—	(11)
Net increase in net assets resulting from capital transactions	2,634	6,719
Total Increase (Decrease) in Net Assets	27,363	(57,696)

Net Assets
Beginning of year	150,689	208,385
End of year	$178,052	$150,689

Share Transactions
Shares issued in reinvestment of distributions	263	521
Shares redeemed	—	(1)
Net increase in shares	263	520

See accompanying notes which are an integral part of these financial statements.

16

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Financial Highlights

(For a share outstanding during each period)

				For the
	For the	For the	For the	Period
	Year Ended	Year Ended	Year Ended	Ended
	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$9.67	$13.84	$10.36	$10.00

Investment operations:
Net investment income	0.18	0.19	0.14	0.01
Net realized and unrealized gain (loss)	1.56	(3.91)	3.38	0.35
Total from investment operations	1.74	(3.72)	3.52	0.36

Less distributions to shareholders from:
Net investment income	(0.17)	(0.16)	(0.04)	—
Net realized gains	—	(0.29)	—	—
Total distributions	(0.17)	(0.45)	(0.04)	—

Net asset value, end of period	$11.24	$9.67	$13.84	$10.36

Total Return(b)	18.20%	(27.71)%	34.07%	3.60	% (c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$178	$151	$208	$155
Ratio of net expenses to average net assets	0.68%	0.68%	0.68%	0.68	% (d)
Ratio of gross expenses to average net assets before waiver and reimbursement	104.85%	93.97%	80.18%	201.44	% (d)
Ratio of net investment income to average net assets	1.73%	1.56%	1.15%	0.98	% (d)
Portfolio turnover rate	18%	22%	17%	4	% (c)

(a)	For the period July 17, 2020 (commencement of operations) to August 31, 2020.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

17

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Notes to the Financial Statements
August 31, 2023

NOTE 1. ORGANIZATION

Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified series of Unified Series Trust (the “Trust”) on November 12, 2018. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on July 17, 2020. The investment adviser to the Fund is Fisher Asset Management, LLC, d/b/a Fisher Investments (the “Adviser”). The investment objective of the Fund is to seek to outperform, net of fees and expenses, the return of the MSCI ACWI ex U.S. Index.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Regulatory update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

18

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Notes to the Financial Statements (continued)
August 31, 2023

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations on the Statement of Operations represents currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended August 31, 2023, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the fiscal year ended August 31, 2023, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific

19

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Notes to the Financial Statements (continued)
August 31, 2023

identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

20

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Notes to the Financial Statements (continued)
August 31, 2023

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser, as Valuation Designee, under oversight of the Board’s Pricing & Liquidity Committee. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available in conformity with guidelines adopted by the Board. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Designee pursuant to its policies and procedures. Any fair value provided by the Valuation Designee, is subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on a quarterly basis. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

With respect to foreign equity securities that are principally traded on a market outside the United States, the Board has approved the utilization of an independent fair value pricing

21

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Notes to the Financial Statements (continued)
August 31, 2023

service to evaluate the effect of market fluctuations on these securities after the close of trading in that foreign market. To the extent that securities are valued using this service, they will be classified as Level 2 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2023:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$183,984	$—	$—	$183,984
Money Market Funds	5,660	—	—	5,660
Total	$189,644	$—	$—	$189,644

(a)	Refer to Schedule of Investments for sector classifications.

22

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Notes to the Financial Statements (continued)
August 31, 2023

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement (the “Agreement”) with the Trust with respect to the Fund, manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a management fee computed and accrued daily and paid monthly at an annual rate of 0.61% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2023, the Adviser earned management fees of $1,019 from the Fund before the fee waiver and expense reimbursement described below.

The Adviser has contractually agreed to waive its management fee and/or to reimburse the Fund’s other expenses in order to limit the Fund’s total annual operating expenses to 0.68% of the Fund’s average daily net assets through December 31, 2027 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business). This expense cap may not be terminated prior to this date except by the Board upon 60 days’ written notice to the Adviser. For the fiscal year ended August 31, 2023, the Adviser waived fees and/or reimbursed expenses in the amount of $174,056 for the Fund. At August 31, 2023, the Adviser owed the Fund $13,889.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of August 31, 2023, the Adviser may seek repayment of expense reimbursements in amounts as follows:

Recoverable Through
August 31, 2024	$147,330

23

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Notes to the Financial Statements (continued)
August 31, 2023

Recoverable Through
August 31, 2025	169,173
August 31, 2026	174,056

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities. One Trustee is a former employee of Ultimus who is not currently paid by the Fund for serving in such capacity.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Independent Trustee of the Trust receives annual compensation, which is an established amount paid quarterly per fund in the Trust at the time of the regular quarterly Board meetings. The Chair of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. Independent Trustees also receive additional fees for attending any special meetings. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended August 31, 2023, purchases and sales of investment securities, other than short-term investments, were $33,229 and $30,749, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended August 31, 2023.

24

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Notes to the Financial Statements (continued)
August 31, 2023

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of August 31, 2023, the Adviser owned 100% of the Fund’s outstanding shares. As a result, the Adviser may be deemed to control the Fund.

NOTE 7. FEDERAL TAX INFORMATION

At August 31, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$36,032
Gross unrealized depreciation	(17,783)
Net unrealized appreciation on investments	$18,249
Tax cost of investments	$171,395

The tax character of distributions paid for the fiscal years ended August 31, 2023 and August 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income(a)	$2,634	$4,604
Long-term capital gains	—	2,127
Total distributions paid	$2,634	$6,731

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At August 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,433
Accumulated capital and other losses	(2,623)
Unrealized appreciation on investments	18,249
Total accumulated earnings	$18,059

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to tax deferral of losses on wash sales

As of August 31, 2023, the Fund had accumulated short-term capital loss carryforwards of $2,210 and long-term capital loss carryforwards of $413, not subject to expiration.

25

Fisher Investments Institutional Group All Foreign Equity
Environmental and Social Values Fund
Notes to the Financial Statements (continued)
August 31, 2023

NOTE 8. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of August 31, 2023, the Fund had 27.20% of the value of its net assets invested in stocks within the Technology sector.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

26

Report of Independent Registered Public Accounting Firm

To the Shareholders of Fisher Investment Institutional Group Fund Family and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund (the “Fund”), a series of Unified Series Trust as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for the years ended August 31, 2023, 2022, 2021 and for the period July 17, 2020 (commencement of operations) to August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended August 31, 2023, 2022, 2021 and for the period July 17, 2020 (commencement of operations) to August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Fisher Asset Management, LLC since 2017.

COHEN & COMPANY, LTD.

Chicago, Illinois

October 27, 2023

27

Liquidity Risk Management Program (Unaudited)

The Trust has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long- term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The most recent Report, which was presented to the Board for consideration at its meeting held on August 14-15, 2023, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

28

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. You may pay brokerage commissions on purchases and sales of exchange-traded fund shares, which are not reflected in the example. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2023 through August 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	March 1,	August 31,	During	Expense
	2023	2023	Period(a)	Ratio
Actual	$1,000.00	$1,055.40	$3.52	0.68%
Hypothetical(b)	$1,000.00	$1,021.78	$3.47	0.68%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

29

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2023 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

30

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees”, which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (1950) Chair, May 2022 to present; Chair of the Audit Committee; Chair of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present	Current: Retired (2017 – present). Previous: Peak Income Plus Fund (May 2022 – February 2023).
Kenneth G.Y. Grant (1949) Chair of the Governance & Nominating Committee, May 2022 to present; Chair, January 2017 to May 2022; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 – present), a Donor Advised Fund; Trustee. Trustee, Peak Income Plus Fund (May 2022 – present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment products (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Ronald C. Tritschler (1952) Chair of the Audit Committee, May 2022 to present; Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, (2001– present); Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present); Director of First State Bank of the Southeast (2000 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

31

Trustees and Officers (Unaudited) (continued)

Catharine B. McGauley (1977) Chair of the Pricing & Liquidity Committee, November 2022 to present; Independent Trustee, September 2022 to present

Current: Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, (2010 – present); Investment Advisor for a Family Office (2015 – present); Senior Analyst/Advisor for a Boston real estate company and related family (2010 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

Freddie Jacobs, Jr. (1970) Independent Trustee, September 2022 to present

Current: Chief Operating Officer and Chief Risk Officer Northeast Retirement Services LLC (NRS), and its subsidiary, Global Trust Company (GTC). NRS is a transfer agent and fund administrator, GTC is a non- depository trust company sponsoring private investment products (2021 – present); Chair, Board of Crispus Attucks Fund (2020 – present); Board Member of Camp Harbor View (2020 – present); Director, Sportsmen’s Tennis and Education Center (2019 – present).

Previous: SVP, Senior Risk Officer NRS (2013 – 2021); Trustee, Peak Income Plus Fund (May 2022 – February 2023); Trustee of Buckingham Browne & Nichols (2017 - June 2023).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 29 series.

The following table provides information regarding the Interested Trustees and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) Interested Trustee, August 2020 to present; President, January 2016 to August 2021

Current: Retired (2023 – present); Interested Trustee, Mammoth Institutional Credit Access Fund and Mammoth Institutional Equity Access Fund (November 2022 – present); Interested Trustee, Peak Income Plus Fund (May 2022 – present).

Previous: Interested Trustee of Ultimus Managers Trust, (January 2021 – April 2023); Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, (2013 – April 2023).

32

Trustees and Officers (Unaudited) (continued)

Martin R. Dean (1963)
President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021	Current: President, Northern Lights Compliance Services (2023 – present). Previous: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 – January 2023).
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, (2015 – present).
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.
Timothy J. Shaloo (1970) AML Compliance Officer, August 2023 to present

Current: AVP, Compliance Officer (September 2023 – present).

Previous: Senior Compliance Analyst, Northern Lights Compliance Services, LLC (2021 – August 2023); Compliance Specialist, Ultimus Fund Solutions, LLC (2016 – 2020).

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 851-8845 to request a copy of the SAI or to make shareholder inquiries.

33

PRIVACY NOTICE

Rev: January 2020

FACTS	WHAT DOES FISHER INVESTMENTS INSTITUTIONAL GROUP ALL FOREIGN EQUITY ENVIRONMENTAL AND SOCIAL VALUES FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number

●    account balances and account transactions

●    transaction or loss history and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 851-8845

34

Who we are
Who is providing this notice?	Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    make deposits or withdrawals from your account or provide account information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●    Fisher Asset Management, LLC, d/b/a Fisher Investments, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.

35

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 851-8845 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Daniel J. Condon, Chair David R. Carson Kenneth G.Y. Grant Freddie Jacobs, Jr. Catharine B. McGauley Ronald C. Tritschler	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 151 North Franklin Street, Suite 575 Chicago, IL 60606

OFFICERS Martin R. Dean, President Gweneth K. Gosselink, Chief Compliance Officer Zachary P. Richmond, Treasurer and Chief Financial Officer	LEGAL COUNSEL Thompson Hine LLP 312 Walnut Street, 20th Floor Cincinnati, OH 45202

INVESTMENT ADVISER Fisher Asset Management, LLC 6500 International Parkway, Suite 2050 Plano, TX 75093	CUSTODIAN U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Fisher1-AR-23

OneAscent Large Cap Core ETF (OALC)

OneAscent Core Plus Bond ETF (OACP)

OneAscent International Equity ETF (OAIM)

OneAscent Emerging Markets ETF (OAEM)

NYSE Arca, Inc.

Annual Report

August 31, 2023

OneAscent Investment Solutions, LLC

23 Inverness Center Parkway

Birmingham, Alabama 35242

Telephone: 1-800-222-8274

Management Discussion of Fund Performance (Unaudited)

Dear Shareholder,

It is our privilege to share with you the Annual Report for the OneAscent Investment Solutions suite of Exchange Traded Funds (ETFs) as of August 31, 2023.

At OneAscent, we believe that business is one of the most powerful engines that God has given us to impact the world. Because of this power, we believe investors should invest intentionally. We should consider not only who business may be impacting (i.e., People and Places), but also how those groups are being impacted (i.e., positively or negatively). To put it simply, OneAscent seeks to eliminate companies whose products or practices are causing harm while elevating those companies that make the world a better place. Our aim is to identify and invest in companies who not only make great investments but are also great businesses.

Since its founding in 2017, OneAscent has remained committed to developing investment solutions designed to help investors live aligned with what they value most. We call this Values-Based Investing. Over the past year, we have had the privilege to expand and deepen that commitment through the launch of OneAscent Emerging Markets ETF (September 2022) and OneAscent International Equity ETF (September 2022) in addition to OneAscent Large Cap Core ETF (November 2021) and OneAscent Core Plus Bond ETF (March 2022). We invite you to learn more about values-based investing and the comprehensive suite of OneAscent investment solutions available by visiting our website at investments.oneascent.com.

On behalf of our team at OneAscent, we want to extend our sincerest thanks and appreciation for the trust you have placed in us. We are honored to partner with you, as together, we seek to invest in businesses that bless the world.

Sincerely,

Cole Pearson, President

OneAscent Investment Solutions

Management Discussion of Fund Performance (Unaudited) (continued)

FUND PERFORMANCE AND REVIEW

OneAscent Large Cap Core ETF

The OneAscent Large Cap ETF (the “Fund”) returned 15.48% for the year ended August 31, 2023, compared to 15.94% for the S&P 500® Index. The Fund slightly underperformed during this period after giving back some of the outperformance it achieved over the first half of the fiscal year.

The new portfolio manager continued to change the structure of the Fund within the period, creating significant portfolio turnover. The Fund concentrated its holdings to approximately 50 stocks and placed greater emphasis on valuation and quality of the overall portfolio.

The Fund had a significant overweight to the Technology sector which proved to be the biggest contributor to performance over the period. Stocks in the Consumer Staples and Healthcare sectors were the next biggest contributors. Communications, Real Estate, and cash were the biggest detractors to performance.

In terms of individual stocks held in the portfolio, Align Technology (1% average weighting), Adobe (2.3%), and Arch Capital Group (1.2%) were the biggest contributors to performance. SVB Financial (0.6%), Nvidia (1.2%), and Crown Castle (1.2%) were the biggest detractors of performance. While the Fund sold its small position in SVB Financial before it declined sharply in March of this year, its underperformance leading up to that month still adversely affected the portfolio. The opposite situation was true for Nvidia, as the Fund liquidated its position early in 2023 for valuation purposes and, consequently, before the artificial intelligence euphoria hit the market. The Fund did not benefit from the stock’s price increase, which attributed to much of the Fund’s underperformance in Q2 2023.

Staying true to our “Elevate” mandate, the portfolio manager chose to invest in companies whose products and services may have a positive overall effect on society. Therefore, we chose not to invest in most of the “Magnificent Seven” – the top seven stocks in the S&P 500 by market cap. Consequently, these stocks (Apple, Microsoft, Meta Platforms, Alphabet, Amazon, Tesla, and Nvidia) together accounted for 38% of the index’s performance in the fiscal year. Therefore, OneAscent is proud to report performance for the Fund that was very similar to the index, despite not owning five of the stocks and only owning Microsoft and Nvidia for part of the year.

OneAscent Core Plus Bond ETF

The OneAscent Core Plus Bond ETF (the “Fund”) returned -1.05% for the year ended August 31, 2023, compared to the -1.19% return of its benchmark, the Bloomberg U.S. Aggregate Bond Index.

Management Discussion of Fund Performance (Unaudited) (continued)

The U.S. economy continued to defy predictions of a recession as the strong labor market and steady consumer spending contributed to better-than-expected growth. Inflation moved lower but remains elevated. Stronger growth and moderating inflation increased hopes for a soft landing, which supported risk assets.

The Fund remained defensively positioned with an up-in-quality profile given less attractive valuations and decelerating economic data, along with increasing risk of a policy induced economic downturn. In response to ongoing hawkish rhetoric from the Federal Reserve during the year, the Fund maintained its generally duration-neutral stance and flatter overall yield curve profile.

The Fund benefited from overweight positions in corporates and commercial mortgage-backed securities (CMBS), and a meaningful underweight to Treasuries; spread product outperformed treasuries during a year where rates rose. The Fund’s off-benchmark taxable municipal holdings also contributed favorably, as the sector continued to benefit from a supply-demand imbalance given scarcity value.

Holdings are selected based on the portfolio manager’s impact framework or on sustainable best practices leadership criteria. Impact holdings comprised around 53% of the Fund’s assets at year-end.

OneAscent International Equity ETF

The OneAscent International Equity ETF (the “Fund”) returned 21.89% from its inception date of September 14, 2022 through August 31, 2023, compared to the MSCI ACWI ex-USA Index’s return of 13.57%. Similar to the U.S., stock market returns around the world were strong over this period.

Effective stock selection accounted for most of the Fund’s outperformance in the period, as all sectors contributed positively to performance except for Consumer Discretionary and the Fund’s cash position. Technology was the biggest contributor followed by Industrials and Consumer Staples.

By region, companies from Europe contributed the most to the Fund’s outperformance, while the lone position in India, which underperformed the overall market, led to slight underperformance in Central Asia. By stock, CRH Plc (with an average weight of 3.3%), Topicus.com (2.2%), and ASML Holding (3%) were the biggest contributors. Dentium (0.4%), Nabtesco (2%), and HDFC Bank (2.3%) were the biggest detractors.

OneAscent’s team is pleased with the Fund’s strong outperformance during a strong market environment, especially with such positive overall stock selection attribution through all sectors and regions. OneAscent continues to strive to find great companies that are making a positive contribution to society all around the world.

Management Discussion of Fund Performance (Unaudited) (continued)

OneAscent Emerging Markets ETF

The OneAscent Emerging Markets ETF (the “Fund”) returned 11.77% from its inception date of September 14, 2022 through August 31, 2023, compared to the MSCI Emerging Market Index’s return of 4.48%. Equity market returns in Emerging Markets over this period were less strong than Developed Markets mainly because of underperformance in China.

The Fund’s overweight in technology companies drove much of the performance in the period; technology was the best performing sector by far, and the Fund held a 31% position, compared to 18% for the index. Good stock selection in Consumer Discretionary accounted for the second biggest contribution to the outperformance of the Fund followed by Consumer Staples. The Fund’s underweight position in Energy, Materials, and Communications were ultimately the only three negative sector contributions to the portfolio. Cash held in the portfolio made a positive contribution as the U.S. dollar performed strongly against most other currencies during the fiscal year.

A large underweight in China and large overweight position in Taiwan proved to be the two biggest contributing factors by country. The Chinese market fell by nearly 5% during the period while Taiwan stocks were up 15% on average. An underweight position in Brazil along with poor stock selection accounted for the biggest detraction by country. The portfolio had zero exposure to Turkey and Eastern European countries that had very strong stock returns overall in the period, which also provided a slight drag on performance.

Overall, OneAscent is pleased with the Fund’s allocation and the portfolio manager’s stock selection decisions over this period. The Fund continues to underweight its allocation to China due to concerns of the country’s impact on the world, including systematic theft of intellectual property, human rights abuses, and the government’s growing aggression on the geopolitical stage.

Investment Results (Unaudited)

Average Annual Total Returns* as of August 31, 2023

		Since
		Inception
	One Year	(11/15/2021)
OneAscent Large Cap Core ETF - NAV	15.48%	(3.47)%
OneAscent Large Cap Core ETF - Market Price	15.24%	(3.45)%
S&P 500® Index(a)	15.94%	(0.48)%

Total annual operating expenses based on estimated amounts for the current fiscal year, as disclosed in the OneAscent Large Cap Core ETF’s (the “Fund”) prospectus dated December 29, 2022 were 0.82% of average daily net assets. Additional information pertaining to the Fund’s expense ratio as of August 31, 2023 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 222-8274. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Since exchange-traded funds are bought and sold at prices set by the market, which can result in a premium or discount to NAV, the returns calculated using Market Price can differ from those calculated using NAV. For more information about current performance, holdings or historical premiums/discounts, please visit the Fund’s website at http://investments.oneascent.com.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(a)	The S&P 500® Index is a widely recognized unmanaged index of 500 large capitalization companies and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (800) 222-8274. Please read it carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the OneAscent Large Cap Core ETF (NAV) and the S&P 500® Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on November 15, 2021 (commencement of operations) and held through August 31, 2023. THE ONEASCENT LARGE CAP CORE ETF’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index is a widely recognized unmanaged index of 500 large capitalization companies and is representative of a broader market and range of securities than are found in the OneAscent Large Cap Core ETF’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on the OneAsecnt Large Cap Core ETF distributions or the redemption of shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the OneAscent Large Cap Core ETF, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 222-8274. The OneAscent Large Cap Core ETF’s prospectus contains important information about the OneAscent Large Cap Core ETF’s investment objective, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Average Annual Total Returns* as of August 31, 2023

		Since
		Inception
	One Year	(3/30/2022)
OneAscent Core Plus Bond ETF - NAV	(1.05)%	(4.43)%
OneAscent Core Plus Bond ETF - Market Price	(0.85)%	(4.46)%
Bloomberg U.S. Aggregate Bond Index(a)	(1.19)%	(4.40)%

Total annual operating expenses based on estimated amounts for the current fiscal year, as disclosed in the OneAscent Core Plus Bond ETF’s (the “Fund”) prospectus dated December 29, 2022 were 0.76% of average daily net assets. OneAscent Investment Solutions, LLC (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.00% through December 31, 2023. This expense cap may not be terminated prior to this date except by the Board of Trustees upon sixty (60) days’ written notice to the Adviser and may not be terminated by the Adviser without the Board of Trustees’ consent. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratio as of August 31, 2023 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 222-8274. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Since exchange-traded funds are bought and sold at prices set by the market, which can result in a premium or discount to NAV, the returns calculated using Market Price can differ from those calculated using NAV. For more information about current performance, holdings or historical premiums/discounts, please visit the Fund’s website at http://investments.oneascent.com.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(a)	The Bloomberg U.S. Aggregate Bond Index is a broad based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United

Investment Results (Unaudited) (continued)

States and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (800) 222-8274. Please read it carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the OneAscent Core Plus Bond ETF (NAV) and the Bloomberg U.S. Aggregate Bond Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on March 30, 2022 (commencement of operations) and held through August 31, 2023. THE ONEASCENT CORE PLUS BOND ETF’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The Bloomberg U.S. Aggregate Bond Index is a broad based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States and is representative of a broader market and range of securities than are found in the OneAscent Core Plus Bond ETF’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on the OneAsecnt Core Plus Bond ETF distributions or the redemption of shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the OneAscent Core Plus Bond ETF, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 222-8274. The OneAscent Core Plus Bond ETF’s prospectus contains important information about the OneAscent Core Plus Bond ETF’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Total Returns* as of August 31, 2023

Since
Inception
(9/14/2022)
OneAscent International Equity ETF - NAV	21.89%
OneAscent International Equity ETF - Market Price	22.48%
MSCI ACWI ex USA Index(a)	13.57%

Total annual operating expenses based on estimated amounts for the current fiscal year, as disclosed in the OneAscent International Equity ETF’s (the “Fund”) prospectus dated August 16, 2022 were 1.29% of average daily net assets (0.95% after fee waivers/expense reimbursements by the Adviser). The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.95% through December 31, 2023. This expense cap may not be terminated prior to this date except by the Board of Trustees upon sixty (60) days’ written notice to the Adviser and may not be terminated by the Adviser without the Board of Trustees’ consent. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratio as of August 31, 2023 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 222-8274. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Since exchange-traded funds are bought and sold at prices set by the market, which can result in a premium or discount to NAV, the returns calculated using Market Price can differ from those calculated using NAV. For more information about current performance, holdings or historical premiums/discounts, please visit the Fund’s website at http://investments.oneascent.com.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

Investment Results (Unaudited) (continued)

The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for less than one year are not annualized.

(a)	The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (800) 222-8274. Please read it carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the OneAscent International Equity ETF (NAV) and the MSCI ACWI ex USA Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on September 14, 2022 (commencement of operations) and held through August 31, 2023. THE ONEASCENT INTERNATIONAL EQUITY ETF’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. The MSCI ACWI ex USA Index is a widely recognized unmanaged index of equity prices and are representative of a broader market and range of securities than are found in the OneAscent International Equity ETF’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on the OneAsecnt International Equity ETF distributions or the redemption of shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the OneAscent International Equity ETF, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 222-8274. The OneAscent International Equity ETF’s prospectus contains important information about the OneAscent International Equity ETF’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Total Returns* as of August 31, 2023

Since
Inception
(9/14/2022)
OneAscent Emerging Markets ETF - NAV	11.77%
OneAscent Emerging Markets ETF - Market Price	11.45%
MSCI Emerging Markets Index(a)	4.48%

Total annual operating expenses based on estimated amounts for the current fiscal year, as disclosed in the OneAscent Emerging Markets ETF’s (the “Fund”) prospectus dated August 16, 2022 were 2.12% of average daily net assets (1.25% after fee waivers/expense reimbursements by the Adviser). The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.25% through December 31, 2023. This expense cap may not be terminated prior to this date except by the Board of Trustees upon sixty (60) days’ written notice to the Adviser and may not be terminated by the Adviser without the Board of Trustees’ consent. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratio as of August 31, 2023 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 222-8274. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. Since exchange-traded funds are bought and sold at prices set by the market, which can result in a premium or discount to NAV, the returns calculated using Market Price can differ from those calculated using NAV. For more information about current performance, holdings or historical premiums/discounts, please visit the Fund’s website at http://investments.oneascent.com.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

Investment Results (Unaudited) (continued)

The Funds’ returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for less than one year are not annualized.

(a)	The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets countries. The Index covers approximately 85% of the free float-adjusted market capitalization in each country. Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index.

The Fund’s investment objective, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (800) 222-8274. Please read it carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the OneAscent Emerging Markets ETF (NAV) and the MSCI Emerging Markets Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on September 14, 2022 (commencement of operations) and held through August 31, 2023. THE ONEASCENT EMERGING MARKETS ETF’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The MSCI Emerging Markets Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the OneAscent Emerging Markets ETF’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on the OneAsecnt Emerging Markets ETF distributions or the redemption of shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the OneAscent Emerging Markets ETF, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 222-8274. The OneAscent Emerging Markets ETF’s prospectus contains important information about the OneAscent Emerging Markets ETF’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before investing.

The Fund is distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC.

Fund Holdings (Unaudited)

OneAscent Large Cap Core ETF Holdings as of August 31, 2023.*

*	As a percentage of net assets.

The investment objective of the OneAscent Large Cap Core ETF is to seek capital appreciation.

Portfolio holdings are subject to change.

OneAscent Core Plus Bond ETF Holdings as of August 31, 2023.*

*	As a percentage of net assets.

Fund Holdings (Unaudited)

The investment objective of the OneAscent Core Plus Bond ETF is to seek total return, with an emphasis on income as the source of that total return, while giving special consideration to certain values-based and impact criteria.

Portfolio holdings are subject to change.

OneAscent International Equity ETF Holdings as of August 31, 2023.*

*	As a percentage of net assets.

The investment objective of the OneAscent International Equity ETF is to seek long-term capital appreciation.

Portfolio holdings are subject to change.

Fund Holdings (Unaudited)

OneAscent Emerging Markets ETF Holdings as of August 31, 2023.*

*	As a percentage of net assets.

The investment objective of the OneAscent Emerging Markets ETF is to seek long-term capital appreciation.

Portfolio holdings are subject to change.

Availability of Portfolio Schedule (Unaudited)

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available on the SEC’s website at http:// www.sec.gov or on the Funds’ website at http://investments.oneascent.com.

OneAscent Large Cap Core ETF
Schedule of Investments
August 31, 2023

COMMON STOCKS — 92.53%	Shares	Fair Value
Consumer Discretionary — 8.88%
Booking Holdings, Inc.(a)	234	$726,577
General Motors Co.	17,317	580,293
Lennar Corp., Class B	5,393	575,217
NVR, Inc.(a)	107	682,374
Ralph Lauren Corp.	4,397	512,822
Ulta Beauty, Inc.(a)	588	244,038
		3,321,321
Consumer Staples — 5.83%
Bunge Ltd.	11,810	1,350,119
Seaboard Corp.	220	829,473
		2,179,592
Energy — 3.65%
Chevron Corp.	4,496	724,306
Phillips 66	3,951	451,046
Valero Energy Corp.	1,458	189,394
		1,364,746
Financials — 10.58%
Ameriprise Financial, Inc.	2,346	791,963
Arch Capital Group Ltd.(a)	3,034	233,193
Chubb Ltd.	6,149	1,235,150
Interactive Brokers Group, Inc., Class A	4,560	415,325
W.R. Berkley Corp.	20,659	1,277,965
		3,953,596
Health Care — 14.27%
Abbott Laboratories	13,115	1,349,534
Hologic, Inc.(a)	17,385	1,299,354
Incyte Corp.(a)	8,981	579,545
Molina Healthcare, Inc.(a)	4,742	1,470,589
QuidelOrtho Corp.(a)	1,971	162,332
Royalty Pharma PLC, Class A	9,365	279,264
Vertex Pharmaceuticals, Inc.(a)	560	195,070
		5,335,688
Industrials — 3.65%
AGCO Corp.	1,978	256,210
Keysight Technologies, Inc.(a)	4,400	586,520
PACCAR, Inc.	6,354	522,871
		1,365,601
Materials — 1.80%
Albemarle Corp.	1,583	314,558
Mosaic Co. (The)	3,795	147,436
Nucor Corp.	1,233	212,199
		674,193
Real Estate — 1.61%
Crown Castle International Corp.	5,988	601,794

Technology — 38.31%
Adobe, Inc.(a)	2,612	1,460,996

See accompanying notes which are an integral part of these financial statements.

OneAscent Large Cap Core ETF
Schedule of Investments (continued)
August 31, 2023

COMMON STOCKS — 92.53% - continued	Shares	Fair Value
Technology — 38.31% - continued
Akamai Technologies, Inc.(a)	2,749	$288,892
Applied Materials, Inc.	5,162	788,546
Avnet, Inc.	13,966	708,775
Broadcom, Inc.	774	714,317
Cisco Systems, Inc.	25,779	1,478,425
Gartner, Inc.(a)	3,597	1,257,799
Jabil, Inc.	2,023	231,472
Lam Research Corp.	697	489,573
Microchip Technology, Inc.	5,853	479,010
Oracle Corp.	9,704	1,168,265
Palo Alto Networks, Inc.(a)	3,758	914,321
PTC, Inc.(a)	1,671	245,921
Pure Storage, Inc., Class A(a)	9,692	354,630
Qorvo, Inc.(a)	6,890	739,917
Qualys, Inc.(a)	5,107	794,905
Salesforce, Inc.(a)	2,319	513,566
ServiceNow, Inc.(a)	1,275	750,758
SPS Commerce, Inc.(a)	2,061	383,614
Workday, Inc., Class A(a)	2,276	556,482
		14,320,184
Utilities — 3.95%
Clearway Energy, Inc., Class C	17,446	432,137
FirstEnergy Corp.	7,025	253,392
Sempra	11,244	789,554
		1,475,083

Total Common Stocks/Investments — 92.53% (Cost $32,063,773)		34,591,798
Other Assets in Excess of Liabilities — 7.47%		2,791,326
NET ASSETS — 100.00%		$37,383,124

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

OneAscent Core Plus Bond ETF
Schedule of Investments
August 31, 2023

	Principal
ASSET BACKED SECURITIES — 13.79%	Amount	Fair Value
Century Plaza Towers, Series 2019-CPT, Class B, 3.10%, 11/13/2039(a)(b)	$740,000	$563,752
COMM Mortgage Trust, Series 2022-HC, Class B, 3.17%, 1/10/2039(a)	1,000,000	815,995
DBUBS Mortgage Trust, Series 2017-BRBK, Class A, 3.45%, 10/10/2034(a)	1,000,000	913,281
Frontier Issuer, LLC, Series 1, Class C, 11.50%, 8/20/2053(a)	1,000,000	979,760
GoodLeap Sustainable Home Solutions Trust, Series 2022-3CS, Class B, 5.50%, 7/20/2049(a)	1,250,000	1,058,572
GoodLeap Sustainable Home Solutions Trust, Series 2022-3CS, Class B, 5.52%, 2/22/2055(a)	1,052,487	1,000,695
Helios Issuer, LLC, Series 2023-B, Class C, 6.00%, 8/22/2050(a)	900,000	788,932
Hertz Vehicle Financing, LLC, Series 2023-2A, Class C, 7.13%, 9/25/2029(a)	900,000	887,937
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2020-
609M, Class A, 6.80%, 10/15/2033 (US0001M + 1.370bps)(a)(b)	1,000,000	929,415
Mosaic Solar Loan Trust, Series 2022-3A, Class A, 6.16%, 6/20/2053(a)	864,624	861,291
Mosaic Solar Loan Trust, Series 2023-2A, Class C, 8.18%, 9/22/2053(a)	500,000	450,290
Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class A, 6.89%, 7/15/2036 (US0001M + 1.500bps)(a)(b)	848,857	783,611
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 9/15/2054(a)	500,000	407,243
One Market Plaza Trust, Series 2017-1MKT, Class A, 3.61%, 2/10/2024(a)	1,000,000	928,887
One Market Plaza Trust, Series 2017-1MKT, Class C, 4.02%, 2/10/2032(a)	500,000	434,074
STWD Mortgage Trust, Series 2021-LIH, Class B, 7.01%, 11/15/2036 (US0001M + 1.656bps)(a)(b)	1,000,000	968,444
Sunrun Jupiter Issuer, LLC, Series 2022-1A, Class A, 4.75%, 7/30/2057(a)	934,186	804,771
Tesla Auto Lease Trust, Series 2023-A, Class A2, 5.86%, 8/20/2025(a)	500,000	499,831
Tesla Auto Lease Trust, Series 2023-A, Class A3, 5.89%, 6/22/2026(a)	500,000	498,995
Vivint Solar Financing V, LLC, Series 2018-1A, Class B, 7.37%, 4/30/2048(a)	577,791	524,756
Total Asset Backed Securities (Cost $16,060,867)		15,100,532

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.77%
Freddie Mac Multiclass Certificates, Series 2022-P013, Class A2, 2.85%, 2/25/2032(b)	1,000,000	842,379
Total Collateralized Mortgage Obligations (Cost $946,941)		842,379

CORPORATE BONDS — 39.75%
Consumer Discretionary — 2.79%
Conservation Fund, Series 2019, 3.47%, 12/15/2029	1,000,000	859,699
Magna International, Inc., 2.45%, 6/15/2030	1,000,000	842,482
NHP Foundation (The), 6.00%, 12/1/2033	500,000	531,281
Walmart, Inc., 1.80%, 9/22/2031	1,000,000	819,567
		3,053,029
Consumer Staples — 1.56%
PepsiCo, Inc., 3.90%, 7/18/2032	1,100,000	1,044,400
Unilever Capital Corp., 2.63%, 8/12/2051	1,000,000	658,582
		1,702,982

See accompanying notes which are an integral part of these financial statements.

OneAscent Core Plus Bond ETF
Schedule of Investments (continued)
August 31, 2023

	Principal
CORPORATE BONDS — 39.75% - continued	Amount	Fair Value
Energy — 2.68%
BP Capital Markets America, Inc., 4.81%, 2/13/2033	$1,000,000	$968,821
BP Capital Markets America, Inc., 2.77%, 11/10/2050	1,000,000	631,484
ConocoPhillips Co., 5.05%, 9/15/2033	500,000	497,701
Equinor ASA, 3.95%, 5/15/2043	1,000,000	839,049
		2,937,055
Financials — 9.00%
BB Blue Financing DAC, Series A2, 4.40%, 9/20/2029	1,000,000	983,676
BB Blue Financing DAC, Series A1, 4.40%, 9/20/2037	1,000,000	974,166
BNP Paribas S.A., 8.50%, Perpetual (H15T5Y + 4.354bps)(a)(b)	1,000,000	999,000
GPS Blue Financing DAC, 5.65%, 11/9/2041(a)	1,000,000	1,040,955
ING Groep N.V., 1.40%, 7/1/2026 (H15T1Y + 1.100bps)(a)(b)	1,000,000	920,008
Intesa Sanpaolo SpA, 6.63%, 6/20/2033(a)	500,000	494,899
Muenchener Rueckversicherungs-Gesellschaft A.G., 5.88%, 5/23/2042 (H15T5Y + 3.982bps)(a)(b)	1,000,000	987,141
National Bank of Canada, MTN, 0.55%, 11/15/2024 (H15T1Y + 0.400bps)(b)	1,000,000	989,036
OMERS Finance Trust, 4.00%, 4/19/2052(a)	1,000,000	783,279
Province of British Columbia Canada, 4.20%, 7/6/2033	850,000	829,988
Province of Quebec Canada, 1.90%, 4/21/2031	1,000,000	835,420
		9,837,568
Health Care — 1.59%
Amgen, Inc., 5.25%, 3/2/2033	925,000	920,854
Takeda Pharmaceutical Co., Ltd., 2.05%, 3/31/2030	1,000,000	823,498
		1,744,352
Industrials — 3.42%
Delta Air Lines Pass Through Trust, Series 2020-1, Class A, 2.50%, 6/10/2028	1,435,979	1,260,333
Otis Worldwide Corp., 3.11%, 2/15/2040	1,000,000	753,281
Tote Shipholdings, LLC, 3.40%, 10/16/2040	994,000	906,228
Vessel Management Services, Inc., 3.48%, 1/16/2037	897,000	823,344
		3,743,186
Materials — 1.76%
Cemex S.A.B. de C.V., 9.13%, Perpetual (H15T5Y + 490.700bps)(a)(b)	625,000	651,571
FMG Resources (August 2006) Pty Ltd., 6.13%, 4/15/2032(a)	500,000	465,711
Newmont Corp., 2.25%, 10/1/2030	1,000,000	813,494
		1,930,776
Multi-Nationals — 6.47%
Central American Bank for Economic Integration, 5.00%, 2/9/2026(a)	250,000	247,426
European Investment Bank, 0.75%, 9/23/2030	1,000,000	789,713
Inter-American Development Bank, GMTN, 3.50%, 4/12/2033	1,000,000	940,877
Inter-American Investment Corp., 2.63%, 4/22/2025	1,000,000	959,098
International Bank for Reconstruction & Development, EMTN, Zero Coupon, 3/31/2028	500,000	487,441
International Finance Facility for Immunisation Co., MTN, 1.00%, 4/21/2026	1,000,000	904,839
Kreditanstalt fuer Wiederaufbau, 1.00%, 10/1/2026	1,000,000	899,089
OPEC Fund for International Development (The), 4.50%, 1/26/2026(a)	1,000,000	982,368

See accompanying notes which are an integral part of these financial statements.

OneAscent Core Plus Bond ETF
Schedule of Investments (continued)
August 31, 2023

	Principal
CORPORATE BONDS — 39.75% - continued	Amount	Fair Value
United States International Development Finance, 3.43%, 6/1/2033	$941,662	$867,309
		7,078,160
Real Estate — 1.68%
HAT Holdings I, LLC/HAT Holdings II, LLC, 3.38%, 6/15/2026(a)	1,000,000	898,713
Preservation of Affordable Housing, Inc., 4.48%, 12/1/2032	1,000,000	943,200
		1,841,913
Technology — 1.72%
Apple, Inc., 3.00%, 6/20/2027	1,000,000	944,312
Intel Corp., 4.15%, 8/5/2032	1,000,000	942,169
		1,886,481
Utilities — 7.08%
AES Corp. (The), 5.45%, 6/1/2028	1,000,000	981,839
Ameren Illinois Co., 2.90%, 6/15/2051	1,000,000	645,542
Duke Energy Carolinas, LLC, 3.55%, 3/15/2052	1,000,000	728,554
Duke Energy Progress, LLC, 3.45%, 3/15/2029	850,000	780,946
National Rural Utilities Cooperative Finance Corp., 5.25%, 4/20/2046 (US0003M + 3.630bps)(b)	1,000,000	943,750
New York State Electric & Gas Corp., 2.15%, 10/1/2031(a)	1,000,000	770,176
Public Service Electric and Gas Co., MTN, 5.13%, 3/15/2053	400,000	390,960
San Diego Gas & Electric Co., 2.95%, 8/15/2051	1,000,000	654,672
Topaz Solar Farms, LLC, 5.75%, 9/30/2039(a)	982,740	930,159
Vistra Corp., 7.00%, Perpetual (H15T5Y + 5.740bps)(a)(b)	1,000,000	926,744
		7,753,342
Total Corporate Bonds (Cost $46,653,371)		43,508,844

FOREIGN GOVERNMENT BONDS — 0.97%
Canada Government International Bond, 2.88%, 4/28/2025	1,100,000	1,062,409
Total Foreign Government Bonds (Cost $1,099,963)		1,062,409

MUNICIPAL BONDS — 6.76%
District of Columbia — 1.55%
District of Columbia, Revenue, 3.85%, 2/28/2025	1,750,000	1,697,953

Florida — 0.93%
Florida Development Finance Corp., Revenue, Series A, 7.25%, 7/1/2057	1,000,000	1,020,517

Indiana — 0.00%
Fort Wayne, Solid Waste Facility, Revenue, Series 2022A-2, 10.75%, 12/1/2029(c)	234,358	23

Montana — 0.95%
Gallatin County Industrial Development, Revenue, Series B, 11.50%, 9/1/2027	1,000,000	1,046,371

New Hampshire — 0.78%
New Hampshire Business Finance Authority, Revenue,, 5.49%, 7/1/2033(a) (b)	850,000	850,000

New York — 1.75%
Metropolitan Transportation Authority, Revenue, 5.18%, 11/15/2049	1,000,000	926,386

See accompanying notes which are an integral part of these financial statements.

OneAscent Core Plus Bond ETF
Schedule of Investments (continued)
August 31, 2023

	Principal
MUNICIPAL BONDS — 6.76% - continued	Amount	Fair Value
New York — 1.75%- continued
New York State Energy Research & Development Authority, Revenue, Series A, 4.87%, 4/1/2037	$1,130,000	$985,018
		1,911,404
Pennsylvania — 0.38%
Redevelopment Authority of the City of Philadelphia, Revenue, Series A, 4.94%, 9/1/2031	425,000	416,729

Wisconsin — 0.42%
Fond du Lac County Social Bonds, Revenue, Series A, 5.57%, 11/1/2051	500,000	462,217
Total Municipal Bonds (Cost $7,930,866)		7,405,214

TERM LOANS — 2.56%
Utilities — 1.71%
ExGen Renewables IV, LLC, 7.24%, 12/15/2027 (US0001M + 250.000bps)(b)	889,974	886,414
TerraForm Power Operating, LLC, 7.91%, 5/30/2029 (TSFR1M + 275.000bps)(b)	990,000	982,887
		1,869,301
Industrials — 0.85%
LTR Intermediate Holdings, Inc., 9.60%, 5/7/2028 (US0001M + 450.000bps)(b)	989,924	933,004
Total Term Loans (Cost $2,839,836)		2,802,305

U.S. GOVERNMENT & AGENCIES — 33.93%
Fannie Mae Pool, 4.00%, 5/1/2044	827,985	781,990
Fannie Mae Pool, 2.00%, 6/1/2051	934,510	749,229
Fannie Mae Pool, 2.50%, 2/1/2052	197,953	165,576
Fannie Mae Pool, 2.50%, 2/1/2052	2,210,515	1,851,721
Fannie Mae Pool, 3.00%, 4/1/2052	2,712,426	2,358,634
Fannie Mae Pool, 3.50%, 4/1/2052	2,720,373	2,434,686
Fannie Mae Pool, 5.00%, 5/1/2052	178,793	173,527
Fannie Mae Pool, 5.00%, 7/1/2052	436,362	423,556
Fannie Mae Pool, 4.00%, 8/1/2052	1,101,420	1,017,807
Fannie Mae Pool, 4.50%, 8/1/2052	2,025,804	1,922,965
Fannie Mae Pool, 3.50%, 9/1/2052	192,325	172,030
Fannie Mae Pool, 4.00%, 9/1/2052	190,119	175,725
Fannie Mae Pool, 4.50%, 9/1/2052	1,175,046	1,115,365
Fannie Mae Pool, 5.00%, 9/1/2052	333,778	324,055
Fannie Mae Pool, 4.00%, 10/1/2052	1,322,431	1,222,176
Fannie Mae Pool, 4.50%, 10/1/2052	189,422	179,796
Fannie Mae Pool, 5.00%, 10/25/2052	701,145	680,668
Fannie Mae Pool, 4.50%, 11/1/2052	133,425	126,641
Fannie Mae Pool, 5.00%, 2/1/2053	130,031	126,193
Fannie Mae Pool, 5.50%, 6/1/2053	253,952	250,917
Federal National Mortgage Association, 0.88%, 8/5/2030	1,000,000	794,006
Freddie Mac Pool, 3.00%, 2/1/2052	200,813	174,622
Freddie Mac Pool, 2.00%, 3/1/2052	1,086,495	875,154

See accompanying notes which are an integral part of these financial statements.

OneAscent Core Plus Bond ETF
Schedule of Investments (continued)
August 31, 2023

	Principal
U.S. GOVERNMENT & AGENCIES — 33.93% - continued	Amount	Fair Value
Freddie Mac Pool, 4.00%, 4/1/2052	$191,645	$177,217
Ginnie Mae II Pool, 2.50%, 9/20/2051	1,457,707	1,244,288
Ginnie Mae II Pool, 3.00%, 12/20/2051	1,724,232	1,521,627
Ginnie Mae II Pool, 2.50%, 5/20/2052	321,232	274,016
Ginnie Mae II Pool, 3.00%, 5/20/2052	101,783	89,627
Ginnie Mae II Pool, 3.50%, 7/20/2052	393,085	357,299
Ginnie Mae II Pool, 4.00%, 9/20/2052	1,044,270	973,924
Ginnie Mae II Pool, 4.50%, 12/20/2052	733,029	698,907
United States Treasury Bond, 2.38%, 2/15/2042	483,000	359,599
United States Treasury Note, 4.75%, 7/31/2025	920,000	917,413
United States Treasury Note, 4.13%, 7/31/2028	1,747,000	1,736,491
United States Treasury Note, 4.00%, 7/31/2030	120,000	118,613
United States Treasury Note, 3.88%, 8/15/2033	4,879,000	4,794,761
United States Treasury Note, 4.38%, 8/15/2043	3,102,000	3,095,699
United States Treasury Note, 3.63%, 5/15/2053	2,982,000	2,690,789

Total U.S. Government & Agencies (Cost $38,748,851)		37,147,309

Total Investments — 98.53% (Cost $114,280,695)		107,868,992

Other Assets in Excess of Liabilities — 1.47%		1,613,779

NET ASSETS — 100.00%		$109,482,771

(a)	Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of August 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(c)	In default.

EMTN - Euro Medium Term Note

GMTN - Global Medium Term Note

MTN - Medium Term Note

See accompanying notes which are an integral part of these financial statements.

OneAscent International Equity ETF
Schedule of Investments
August 31, 2023

COMMON STOCKS — 87.09%	Shares	Fair Value
Communications — 0.92%
Trip.com Group Ltd. (China)(a)	19,286	$760,881

Consumer Discretionary — 2.34%
Valeo S.A. (France)	98,848	1,930,416

Consumer Staples — 11.86%
Carrefour S.A. (France)	80,542	1,544,078
Dollarama, Inc. (Canada)	27,577	1,787,751
Kimberly-Clark de Mexico SAB de CV (Mexico)	1,192,242	2,684,962
L’Oreal S.A. (France)	3,119	1,373,213
Nestle S.A. - ADR (Switzerland)	20,025	2,405,603
		9,795,607
Financials — 15.62%
AIA Group Ltd. (Hong Kong)	106,697	968,694
Bangkok Bank PCL (Thailand)	508,485	2,460,622
Bank Rakyat Indonesia Persero Tbk P.T. (Indonesia)	7,480,670	2,727,123
DBS Group Holdings Ltd. (Singapore)	113,687	2,800,939
HDFC Bank Ltd. - ADR (India)	25,942	1,616,446
KBC Group N.V. (Belgium)	35,481	2,331,268
		12,905,092
Health Care — 7.10%
Dentium Co. Ltd. (South Korea)(a)	11,848	1,104,757
PHC Holdings Corp. (Japan)	122,080	1,197,628
Santen Pharmaceutical Co. Ltd. (Japan)	190,532	1,774,191
Straumann Holding AG (Switzerland)	11,772	1,785,757
		5,862,333
Industrials — 20.71%
Adecco Group AG (Switzerland)	52,647	2,272,519
CAE, Inc. (Canada)(a)	81,423	1,963,532
Daikin Industries Ltd. (Japan)	8,882	1,540,265
Element Fleet Management Corp. (Canada)	186,717	2,869,636
Ferguson plc (United Kingdom)	11,751	1,912,081
Intertek Group plc (United Kingdom)	25,179	1,320,493
Mitsubishi Electric Corp. (Japan)	140,392	1,832,824
MTU Aero Engines A.G. (Germany)	9,047	2,118,197
Nabtesco Corp. (Japan)	65,657	1,245,335
		17,074,882
Materials — 8.37%
CRH plc (Ireland)	55,263	3,184,952
Givaudan S.A. (Switzerland)	436	1,455,061
Smurfit Kappa Group plc (Ireland)	54,064	2,274,712
		6,914,725
Technology — 20.17%
ASML Holding N.V. - ADR (Netherlands)	3,706	2,447,924
ASMPT Ltd. (Hong Kong)	205,816	2,061,482
Constellation Software, Inc. (Canada)	872	1,790,845
Murata Manufacturing Co. Ltd. (Japan)	28,895	1,625,904
Nomura Research Institute Ltd. (Japan)	64,201	1,847,101

See accompanying notes which are an integral part of these financial statements.

OneAscent International Equity ETF
Schedule of Investments (continued)
August 31, 2023

COMMON STOCKS — 87.09% - continued	Shares	Fair Value
Technology — 20.17% - continued
Novatek Microelectronics Corp. (Taiwan Province of China)	66,000	$827,122
NXP Semiconductors NV (Netherlands)	8,066	1,659,338
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR (Taiwan Province of China)	25,444	2,380,795
Topicus.com, Inc. (Canada)(a)	26,378	2,008,462
		16,648,973
Total Common Stocks (Cost $63,276,025)		71,892,909

RIGHTS - 0.00%(b)
Technology — 0.00%(b)
Constellation Software, Inc., (Canada) Expiration Date 10/30/2023	872	484
Total Rights (Cost $387)		484

WARRANTS - 0.00%(b)
Technology — 0.00%(b)
Constellation Software, Inc., (Canada) Expiration Date 3/31/2040(c)	872	—
Total Warrants (Cost $0)		—

Total Investments — 87.09% (Cost $63,276,412)		71,893,393
Other Assets in Excess of Liabilities — 12.91%		10,655,690
NET ASSETS — 100.00%		$82,549,083

(a)	Non-income producing security.

(b)	Less than 0.005%.

(c)	Security is currently being valued according to the fair value procedures of the Adviser, as Valuation Designee, under oversight of the Board’s Pricing & Liquidity Committee.

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

OneAscent Emerging Markets ETF
Schedule of Investments
August 31, 2023

COMMON STOCKS — 86.50%	Shares	Fair Value
Communications — 2.31%
Trip.com Group Ltd. (China)(a)	18,372	$724,822

Consumer Discretionary — 12.04%
Ace Hardware Indonesia Tbk P.T. (Indonesia)	13,698,179	656,836
China Literature Ltd. (Cayman Islands)(a)	207,693	834,232
Coway Co. Ltd. (South Korea)	10,411	339,571
Haier Smart Home Co. Ltd., H Shares (China)	360,855	1,115,832
MercadoLibre, Inc. (Argentina)(a)	333	456,996
Sendas Distribuidora S.A. (Brazil)	163,400	382,518
		3,785,985
Consumer Staples — 6.41%
Charoen Pokphand Foods PCL (Thailand)	553,638	327,185
Indofood CBP Sukses Makmur Tbk P.T. (Indonesia)	964,220	709,358
Kimberly-Clark de Mexico SAB de CV (Mexico)	433,704	976,713
		2,013,256
Financials — 19.95%
Banco Bradesco S.A. - ADR (Brazil)	148,579	444,251
Bangkok Bank PCL (Thailand)	197,337	954,938
Bank Rakyat Indonesia Persero Tbk P.T. (Indonesia)	3,195,641	1,164,990
BB Seguridade Participacoes S.A. (Brazil)	104,100	640,676
Chailease Holding Co. Ltd. (Taiwan Province of China)	168,940	940,675
HDFC Bank Ltd. - ADR (India)	14,359	894,709
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	14,371	557,077
Regional S.A.B. de C.V. (Mexico)	91,271	672,410
		6,269,726
Health Care — 3.14%
Dentium Co. Ltd. (South Korea)(a)	10,580	986,523

Industrials — 7.95%
China Airlines Ltd. (Taiwan Province of China)	1,212,000	859,251
Sarana Menara Nusantara Tbk P.T. (Indonesia)	9,115,260	616,705
Sporton International, Inc. (Taiwan Province of China)	59,400	477,950
Voltronic Power Technology Corp. (Taiwan Province of China)	12,000	545,831
		2,499,737
Materials — 3.25%
Hanwha Solutions Corp. (South Korea)(a)	14,159	389,659
Orbia Advance Corp. SAB de CV (Mexico)	283,571	631,126
		1,020,785
Technology — 31.45%
Accton Technology Corp. (Taiwan Province of China)	61,000	914,674
ASMPT Ltd. (Hong Kong)	92,070	922,186
DB HiTek Co. Ltd. (South Korea)	13,307	537,512
eMemory Technology, Inc. (Taiwan Province of China)	6,000	341,615
Infosys Ltd. - ADR (India)	38,250	664,403
MediaTek, Inc. (Taiwan Province of China)	28,000	619,236
Novatek Microelectronics Corp. (Taiwan Province of China)	46,000	576,479
Powerchip Semiconductor Manufacturing Corp. (Taiwan Province of China)	270,000	235,884

See accompanying notes which are an integral part of these financial statements.

OneAscent Emerging Markets ETF
Schedule of Investments (continued)
August 31, 2023

COMMON STOCKS — 86.50% - continued	Shares	Fair Value
Technology — 31.45% - continued
Samsung Electronics Co. Ltd. (South Korea)	42,521	$2,147,752
Samsung SDI Co. Ltd. (South Korea)	1,304	604,506
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan Province of China)	114,000	1,963,298
Unimicron Technology Corp. (Taiwan Province of China)	61,000	354,963
		9,882,508
Total Common Stocks/Investments — 86.50% (Cost $25,347,207)		27,183,342

Other Assets in Excess of Liabilities — 13.50%		4,242,369

NET ASSETS — 100.00%		$31,425,711

(a)	Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

OneAscent ETFs
Statements of Assets and Liabilities
August 31, 2023

	OneAscent	OneAscent	OneAscent	OneAscent
	Large Cap	Core Plus	International	Emerging
	Core ETF	Bond ETF	Equity ETF	Markets ETF
Assets
Investments in securities, at fair value (cost $32,063,773, $114,280,695, $63,276,412 and $25,347,207)	$34,591,798	$107,868,992	$71,893,393	$27,183,342
Foreign currency (cost $–, $41, $13,009 and $40,646)	—	42	13,009	40,646
Cash	2,787,616	1,773,384	10,501,803	4,220,796
Dividend and interest receivable	50,958	799,462	65,496	30,714
Tax reclaims receivable	472	—	166,508	4,819
Prepaid offering cost	—	—	445	445
Prepaid expenses	2,265	2,915	2,797	2,145
Total Assets	37,433,109	110,444,795	82,643,451	31,482,907

Liabilities
Payable for investments purchased	—	497,045	—	—
Payable for distributions to shareholders	—	371,420	—	—
Payable to Adviser	10,895	46,132	41,310	11,712
Payable to affiliates	7,857	11,664	7,874	7,457
Payable to audit and tax	18,450	19,000	19,450	19,450
Other accrued expenses	12,783	16,763	25,734	18,577
Total Liabilities	49,985	962,024	94,368	57,196
Net Assets	$37,383,124	$109,482,771	$82,549,083	$31,425,711

Net Assets consist of:
Paid-in capital	$43,139,741	$120,816,420	$72,665,922	$28,711,075
Accumulated earnings (deficit)	(5,756,617)	(11,333,649)	9,883,161	2,714,636
Net Assets	$37,383,124	$109,482,771	$82,549,083	$31,425,711
Shares outstanding (unlimited number of shares authorized, no par value)	1,600,000	4,900,000	2,725,000	1,125,000
Net asset value per share	$23.36	$22.34	$30.29	$27.93

See accompanying notes which are an integral part of these financial statements.

OneAscent ETFs
Statements of Operations
For the period ended August 31, 2023

				OneAscent
	OneAscent	OneAscent	OneAscent	Emerging
	Large Cap	Core Plus	International	Markets
	Core ETF	Bond ETF	Equity ETF(a)	ETF(a)
Investment Income
Dividend income (net of foreign taxes withheld of $–, $–, $241,060 and $113,524)	$496,477	$118,199	$1,939,474	$638,103
Interest income	122,098	4,667,167	208,345	70,643
Total investment income	618,575	4,785,366	2,147,819	708,746

Expenses
Adviser	148,381	520,202	529,467	187,110
Administration	63,665	93,501	66,728	59,440
Custodian	26,309	21,355	43,131	38,932
Legal	20,576	23,071	18,961	18,961
Trustee	17,964	17,964	17,964	17,964
Audit and tax	17,831	18,931	19,995	20,351
Compliance services	12,604	19,550	12,604	12,604
Report printing	11,168	9,812	5,421	4,921
Transfer agent	10,330	10,892	11,292	10,433
Insurance	3,354	4,135	655	503
Pricing	1,352	20,886	2,174	1,911
Offering	—	—	8,721	8,721
Organizational	—	—	17,193	17,193
Miscellaneous	32,040	36,810	43,282	40,088
Total expenses	365,574	797,109	797,588	439,132
Fees waived by Adviser	—	—	(115,720)	(122,001)
Net operating expenses	365,574	797,109	681,868	317,131
Net investment income	253,001	3,988,257	1,465,951	391,615

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(2,900,770)	(3,237,355)	4,787,658	1,481,702
Foreign currency transactions	—	—	(7,942)	(68,010)
Change in unrealized appreciation (depreciation) on:
Investment securities	8,916,299	(2,003,263)	8,616,981	1,836,135
Foreign currency translations	—	—	680	(84)
Net realized and change in unrealized gain (loss) on investment securities	6,015,529	(5,240,618)	13,397,377	3,249,743
Net increase (decrease) in net assets resulting from operations	$6,268,530	$(1,252,361)	$14,863,328	$3,641,358

(a)	For the period September 14, 2022 (commencement of operations) to August 31, 2023.

See accompanying notes which are an integral part of these financial statements.

OneAscent ETFs
Statements of Changes in Net Assets

	OneAscent Large Cap Core ETF		OneAscent Core Plus Bond ETF
	For the Year	For the Period	For the Year	For the Period
	Ended August	Ended August	Ended August	Ended August
	31, 2023	31, 2022(a)	31, 2023	31, 2022(b)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$253,001	$127,620	$3,988,257	$1,108,585
Net realized loss on investment securities and foreign currency transactions	(2,900,770)	(5,133,241)	(3,237,355)	(1,724,603)
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translations	8,916,299	(6,392,154)	(2,003,263)	(4,408,440)
Net increase (decrease) in net assets resulting from operations	6,268,530	(11,397,775)	(1,252,361)	(5,024,458)

Distributions to Shareholders From:
Earnings	(223,290)	(33,250)	(3,982,255)	(1,074,575)
Total distributions	(223,290)	(33,250)	(3,982,255)	(1,074,575)

Capital Transactions
Proceeds from shares sold	4,666,376	73,618,036	18,161,265	115,196,878
Amount paid for shares redeemed	(31,706,173)	(3,809,330)	(9,007,277)	(3,534,446)
Net increase (decrease) in net assets resulting from capital transactions	(27,039,797)	69,808,706	9,153,988	111,662,432
Total Increase (Decrease) in Net Assets	(20,994,557)	58,377,681	3,919,372	105,563,399

Net Assets
Beginning of period	$58,377,681	$—	$105,563,399	$—
End of period	$37,383,124	$58,377,681	$109,482,771	$105,563,399

Share Transactions
Shares sold	225,000	3,050,000	800,000	4,650,000
Shares redeemed	(1,500,000)	(175,000)	(400,000)	(150,000)
Net increase (decrease) in shares outstanding	(1,275,000)	2,875,000	400,000	4,500,000

(a)	For the period November 15, 2021 (commencement of operations) to August 31, 2022.

(b)	For the period March 30, 2022 (commencement of operations) to August 31, 2022.

See accompanying notes which are an integral part of these financial statements.

OneAscent ETFs
Statements of Changes in Net Assets (continued)

	OneAscent	OneAscent
	International	Emerging
	Equity ETF	Markets ETF
	For the Period	For the Period
	Ended August	Ended August
	31, 2023(a)	31, 2023(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,465,951	$391,615
Net realized gain on investment securities and foreign currency transactions	4,779,716	1,413,692
Change in unrealized appreciation on investment securities and foreign currency translations	8,617,661	1,836,051
Net increase in net assets resulting from operations	14,863,328	3,641,358

Distributions to Shareholders From:
Earnings	(330,755)	(9,360)
Total distributions	(330,755)	(9,360)

Capital Transactions
Proceeds from shares sold	95,799,674	41,066,695
Amount paid for shares redeemed	(27,783,164)	(13,272,982)
Net increase in net assets resulting from capital transactions	68,016,510	27,793,713
Total Increase in Net Assets	82,549,083	31,425,711

Net Assets
Beginning of period	$—	$—
End of period	$82,549,083	$31,425,711

Share Transactions
Shares sold	3,675,000	1,600,000
Shares redeemed	(950,000)	(475,000)
Net increase in shares outstanding	2,725,000	1,125,000

(a)	For the period September 14, 2022 (commencement of operations) to August 31, 2023.

See accompanying notes which are an integral part of these financial statements.

OneAscent Large Cap Core ETF
Financial Highlights

(For a share outstanding during each period)

		For the
	For the	Period
	Year Ended	Ended
	August 31,	August 31,
	2023	2022(a)
Selected Per Share Data:
Net asset value, beginning of period	$20.31	$25.00

Investment operations:
Net investment income	0.12	0.04
Net realized and unrealized gain (loss) on investments	3.01	(4.72)
Total from investment operations	3.13	(4.68)

Less distributions to shareholders from:
Net investment income	(0.08)	(0.01)
Total distributions	(0.08)	(0.01)

Net asset value, end of period	$23.36	$20.31
Market price, end of period	$23.37	$20.35

Total Return(b)	15.48%	(18.71	%) (c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$37,383	$58,378
Ratio of net expenses to average net assets	0.86%	0.81	% (d)
Ratio of net investment income to average net assets	0.60%	0.28	% (d)
Portfolio turnover rate(e)	105%	52	% (c)

(a)	For the period November 15, 2021 (commencement of operations) to August 31, 2022.

(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes which are an integral part of these financial statements.

OneAscent Core Plus Bond ETF
Financial Highlights

(For a share outstanding during each period)

		For the
	For the	Period
	Year Ended	Ended
	August 31,	August 31,
	2023	2022(a)
Selected Per Share Data:
Net asset value, beginning of period	$23.46	$25.00

Investment operations:
Net investment income	0.87	0.24
Net realized and unrealized loss on investments	(1.12)	(1.55)
Total from investment operations	(0.25)	(1.31)

Less distributions to shareholders from:
Net investment income	(0.87)	(0.23)
Total distributions	(0.87)	(0.23)

Net asset value, end of period	$22.34	$23.46
Market price, end of period	$22.33	$23.40

Total Return(b)	(1.05%)	(5.23	%) (c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$109,483	$105,563
Ratio of net expenses to average net assets	0.77%	0.83	% (d)
Ratio of net investment income to average net assets	3.83%	2.51	% (d)
Portfolio turnover rate(e)	128%	122	% (c)

(a)	For the period March 30, 2022 (commencement of operations) to August 31, 2022.

(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes which are an integral part of these financial statements.

OneAscent International Equity ETF
Financial Highlights

(For a share outstanding during the period)

	For the
	Period
	Ended
	August 31,
	2023(a)
Selected Per Share Data:
Net asset value, beginning of period	$25.00

Investment operations:
Net investment income	0.58
Net realized and unrealized gain on investments	4.87
Total from investment operations	5.45

Less distributions to shareholders from:
Net investment income	(0.16)
Total distributions	(0.16)

Net asset value, end of period	$30.29
Market price, end of period	$30.44

Total Return(b)	21.89	% (c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$82,549
Ratio of net expenses to average net assets	0.95	% (d)
Ratio of gross expenses to average net assets before waiver	1.11	% (d)
Ratio of net investment income to average net assets	2.04	% (d)
Portfolio turnover rate(e)	13	% (c)

(a)	For the period September 14, 2022 (commencement of operations) to August 31, 2023.

(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes which are an integral part of these financial statements.

OneAscent Emerging Markets ETF
Financial Highlights

(For a share outstanding during the period)

	For the
	Period
	Ended
	August 31,
	2023(a)
Selected Per Share Data:
Net asset value, beginning of period	$25.00

Investment operations:
Net investment income	0.35
Net realized and unrealized gain on investments	2.59
Total from investment operations	2.94

Less distributions to shareholders from:
Net investment income	(0.01)
Total distributions	(0.01)

Net asset value, end of period	$27.93
Market price, end of period	$27.85

Total Return(b)	11.77	% (c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$31,426
Ratio of net expenses to average net assets	1.25	% (d)
Ratio of gross expenses to average net assets before waiver	1.73	% (d)
Ratio of net investment income to average net assets	1.54	% (d)
Portfolio turnover rate(e)	45	% (c)

(a)	For the period September 14, 2022 (commencement of operations) to August 31, 2023.

(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes which are an integral part of these financial statements.

OneAscent ETFs
Notes to the Financial Statements
August 31, 2023

NOTE 1. ORGANIZATION

OneAscent Large Cap Core ETF (the “Large Cap Core ETF”), OneAscent Core Plus Bond ETF (the “Core Plus Bond ETF”), OneAscent International Equity ETF (the “International Equity ETF”) and OneAscent Emerging Markets ETF (the “Emerging Markets ETF”) (each a “Fund” and collectively the “Funds”) are registered under the Investment Company Act of 1940, as amended (“1940 Act”), as diversified series of Unified Series Trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board” or “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Board. The Funds’ investment adviser is OneAscent Investment Solutions, LLC (the “Adviser”). The Adviser has retained Teachers Advisors, LLC (the “Sub-Adviser”) to serve as sub-adviser to the Core Plus Bond ETF. The investment objective of the Large Cap Core ETF is to seek capital appreciation. The investment objective of the Core Plus Bond ETF is to seek total return, with an emphasis on income as the source of that total return, while giving special consideration to certain values-based and impact criteria. The investment objective of the International Equity ETF and Emerging Markets ETF is to seek to achieve long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

New Accounting Pronouncements – In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), and in December 2022, the FASB issued Accounting Standards Update ASU 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04, ASU 2021-01, and ASU 2022-06 are effective for certain reference rate-related contract

OneAscent ETFs
Notes to the Financial Statements (continued)
August 31, 2023

modifications that occur during the period from March 12, 2020 through December 31, 2024.

Regulatory update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended August 31, 2023, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations when incurred. During the year, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous tax year end and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific Fund are allocated to the individual funds of the Trust based on each Fund’s relative net assets or another appropriate basis (as determined by the Board).

OneAscent ETFs
Notes to the Financial Statements (continued)
August 31, 2023

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITs are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Large Cap Core ETF intends to distribute its dividends from net investment income and net realized long-term and short-term capital gains, if any, at least annually. The Core Plus Bond ETF typically distributes dividends from net investment income monthly and any realized net capital gains, if any, annually. The International Equity ETF and Emerging Markets ETF ordinarily distribute dividends from net investment income, if any, annually and distribute net realized gains, if any, to shareholders annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

Organization and Offering Costs – The Adviser advanced some of the Funds’ organization and initial offering costs and was subsequently reimbursed by the Funds. Costs of $9,166 incurred in connection with the offering and initial registration of each of the International Equity ETF and Emerging Markets ETF have been deferred and are being amortized on a straight-line basis over the first twelve months after commencement of operations. Costs of $17,193 incurred in connection with the organization of each of the International Equity ETF and Emerging Markets ETF were expensed as incurred. As of August 31, 2023, the

OneAscent ETFs
Notes to the Financial Statements (continued)
August 31, 2023

amount of the offering costs remaining to amortize was $445 for the International Equity ETF and $445 for the Emerging Markets ETF.

For the fiscal year ended August 31, 2023, the Funds made the following reclassifications to increase (decrease) the components of net assets:

		Accumulated Earnings
	Paid-In Capital	(Deficit)
Large Cap Core ETF	$143,793	$(143,793)
Core Plus Bond ETF	—	—
International Equity ETF	4,649,412	(4,649,412)
Emerging Markets ETF	917,362	(917,362)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

OneAscent ETFs
Notes to the Financial Statements (continued)
August 31, 2023

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser, as Valuation Designee, under the oversight of the Board’s Pricing & Liquidity Committee. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available in conformity with guidelines adopted by the Board. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Designee pursuant to its policies and procedures. Any fair value provided by the Valuation Designee, is subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on a quarterly basis. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser as Valuation Designee decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when

OneAscent ETFs
Notes to the Financial Statements (continued)
August 31, 2023

prices are not readily available from a pricing service, securities are valued at fair value as determined by the Valuation Designee, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5, as Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Funds might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

OneAscent ETFs
Notes to the Financial Statements (continued)
August 31, 2023

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2023:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3		Total
Large Cap Core ETF
Common Stocks(a)	$34,591,798	$—	$—		$34,591,798
Total	$34,591,798	$—	$—		$34,591,798

Core Plus Bond ETF
Asset Backed Securities	$—	$15,100,532	$—		$15,100,532
Collateralized Mortgage Obligations	—	842,379	—		842,379
Corporate Bonds	—	43,508,844	—		43,508,844
Foreign Government Bonds	—	1,062,409	—		1,062,409
Municipal Bonds	—	7,405,214	—		7,405,214
Term Loans	—	2,802,305	—		2,802,305
U.S. Government & Agencies	—	37,147,309	—		37,147,309
Total	$—	$107,868,992	$—		$107,868,992

International Equity ETF
Common Stocks(a)	$71,892,909	$—	$—		$71,892,909
Warrants	—	—	—	(b)	—
Rights	484	—	—		484
Total	$71,893,393	$—	$—		$71,893,393

Emerging Markets ETF
Common Stocks(a)	$27,183,342	$—	$—		$27,183,342
Total	$27,183,342	$—	$—		$27,183,342

(a)	Refer to Schedule of Investments for sector classifications.

(b)	Constellation Software, Inc., is currently being fair valued according to the fair value procedures of the Adviser, as Valuation Designee, under oversight of the Board’s Pricing & Liquidity Committee.

OneAscent ETFs
Notes to the Financial Statements (continued)
August 31, 2023

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement with the Trust with respect to each Fund (each an “Agreement”), manages the Funds’ investments. As compensation for its management services, each Fund is obligated to pay the Adviser a management fee computed and accrued daily and paid monthly as follows:

	Large Cap	Core Plus	International	Emerging
	Core ETF	Bond ETF	Equity ETF	Markets ETF
Management fee rate	0.35%	0.50%	0.74%	0.74%
Management fees earned	$148,381	$520,202	$529,467	$187,110
Management fees waived	$—	$—	$(115,720)	$(122,001)

The Adviser has retained a sub-adviser to provide portfolio management and related services to the Core Plus Bond ETF. The Sub-Adviser receives a fee from the Adviser for these services.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Funds’ business, do not exceed 1.00% of the Core Plus Bond ETF’s average daily net assets, 0.95% of the International Equity ETF’s average daily net assets and 1.25% of the Emerging Markets ETF’s average daily net assets. The contractual arrangements for the Funds are in place through December 31, 2023. These expense caps may not be terminated prior to this date except by the Board of Trustees upon sixty (60) days’ written notice to the Adviser and may not be terminated by the Adviser without the Board of Trustees’ consent. Prior to January 1, 2023, the Adviser had contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses did not exceed 1.00% of the Large Cap Core ETF’s average daily net assets.

Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the applicable Fund in the three years following the date in which that particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions are as follows:

	International	Emerging
Recoverable Through	Equity ETF	Markets ETF
August 31, 2026	$115,720	$122,001

OneAscent ETFs
Notes to the Financial Statements (continued)
August 31, 2023

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Funds, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Northern Lights Distributors, LLC (the “Distributor”) serves as principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also employees of Ultimus and such persons are not paid by the Funds for serving in such capacities.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Independent Trustee of the Trust receives annual compensation, which is an established amount paid quarterly per fund in the Trust at the time of the regular quarterly Board meetings. The Chair of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. Independent Trustees also receive $1,000 for attending any special meeting that requires an in-person approval of a contract and $250 for the first hour and $200 for each additional hour for attending other special meetings. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2023, purchases and sales of investment securities, other than short-term investments, were as follows:

			U.S.	U.S.
			Government	Government
	Purchases	Sales	Purchases	Sales
Large Cap Core ETF	$42,306,037	$41,626,984	$—	$—
Core Plus Bond ETF	36,395,622	42,183,066	102,651,556	86,846,225
International Equity ETF(a)	9,280,916	13,319,831	—	—

OneAscent ETFs
Notes to the Financial Statements (continued)
August 31, 2023

			U.S.	U.S.
			Government	Government
	Purchases	Sales	Purchases	Sales
Emerging Markets ETF(a)	24,462,875	11,247,578	—	—

For the fiscal year ended August 31, 2023, purchases and sales for in-kind transactions were as follows:

	Purchases	Sales
Large Cap Core ETF	$4,258,677	$29,018,361
Core Plus Bond ETF	—	—
International Equity ETF(a)	86,947,889	24,420,971
Emerging Markets ETF(a)	16,395,075	5,744,843

For the fiscal year ended August 31, 2023, the Funds incurred net realized gains on in-kind redemptions as follows:

In-Kind
Realized Gains
Large Cap Core ETF	$778,640
Core Plus Bond ETF	—
International Equity ETF(a)	4,649,412
Emerging Markets ETF(a)	917,362

(a)	For the period September 14, 2022 (commencement of operations) to August 31, 2023.

NOTE 6. CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by each Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Large Cap Core ETF, International Equity ETF and Emerging Markets ETF only in Creation Unit size aggregations of 25,000 shares. Shares are created and redeemed by the Core Plus Bond ETF only in Creation Unit size aggregations of 50,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from a Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of a Fund on the transaction date. Cash

OneAscent ETFs
Notes to the Financial Statements (continued)
August 31, 2023

may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, a Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate a Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). For the fiscal year ended August 31, 2023, the Large Cap Core ETF, the Core Plus Bond ETF, the International Equity ETF and the Emerging Markets ETF received $9,500, $4,000, $14,000 and $14,850 in fixed fees, respectively. For the fiscal period ended August 31, 2023, the International Equity ETF and Emerging Markets ETF had variable charges of $1,448 and $3,571, respectively. The Transaction Fees for each Fund are listed in the table below:

		Variable
	Fixed Fee	Charge
Large Cap Core ETF	$500	2.00%*
Core Plus Bond ETF	$200	2.00%*
International Equity ETF	$1,000	2.00%*
Emerging Markets ETF	$1,350	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

NOTE 7. FEDERAL TAX INFORMATION

At August 31, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

	Large Cap Core	Core Plus Bond	International	Emerging
	ETF	ETF	Equity ETF	Markets ETF
Gross unrealized appreciation	$3,633,210	$310,031	$9,395,160	$2,944,070
Gross unrealized depreciation	(1,099,878)	(6,746,480)	(1,215,151)	(1,113,572)
Net unrealized appreciation (depreciation) on investments	$2,533,332	$(6,436,449)	$8,180,009	$1,830,498
Tax cost of investments	$32,058,466	$114,305,441	$63,713,384	$25,352,844

OneAscent ETFs
Notes to the Financial Statements (continued)
August 31, 2023

The tax character of distributions paid for the fiscal years ended August 31, 2023 and August 31, 2022 were as follows:

	Large Cap Core ETF		Core Plus Bond ETF
	2023	2022	2023	2022
Distributions paid from:
Ordinary income(a)	$223,290	$33,250	$3,867,785	$817,625
Total distributions paid	$223,290	$33,250	$3,867,785	$817,625

	International	Emerging
	Equity ETF	Markets ETF
	2023	2023
Distributions paid from:
Ordinary income(a)	$330,755	$9,360
Total distributions paid	$330,755	$9,360

At August 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Large Cap	Core Plus Bond
	Core ETF	ETF
Undistributed ordinary income	$101,392	$431,267
Distributions payable	—	(371,420)
Accumulated capital and other losses	(8,391,341)	(4,957,047)
Unrealized appreciation (depreciation) on investments	2,533,332	(6,436,449)
Total accumulated deficits	$(5,756,617)	$(11,333,649)

	International	Emerging
	Equity ETF	Markets ETF
Undistributed ordinary income	$1,702,472	$884,222
Distributions payable	—	—
Accumulated capital and other losses	—	—
Unrealized appreciation on investments	8,180,689	1,830,414
Total accumulated earnings	$9,883,161	$2,714,636

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to: tax deferral of losses on wash sales, differences related to passive foreign investment companies and the return of capital adjustments from underlying investments.

As of August 31, 2023, the Large Cap Core ETF and Core Plus Bond ETF had short-term and long-term capital loss carryforwards available to offset future gains and not

OneAscent ETFs
Notes to the Financial Statements (continued)
August 31, 2023

subject to expiration in the amount of $5,114,815, $3,276,526, $4,317,030 and $640,017, respectively.

NOTE 8. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of a Fund’s portfolio will be adversely affected. As of August 31, 2023, the Large Cap Core ETF and Emerging Markets ETF had 38.31% and 31.45% of the value of its net assets invested in securities within the Technology sector, respectively.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of OneAscent ETFs and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of OneAscent ETFs comprising the funds listed below (the “Funds”) as of August 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
OneAscent Large Cap Core ETF	For the year ended August 31, 2023	For the year ended August 31, 2023 and the period from November 15, 2021 (commencement of operations) through August 31, 2022	For the year ended August 31, 2023 and the period from November 15, 2021 (commencement of operations) through August 31, 2022
OneAscent Core Plus Bond ETF	For the year ended August 31, 2023	For the year ended August 31, 2023 and the period from March 30, 2022 (commencement of operations) through August 31, 2022	For the year ended August 31, 2023 and the period from March 30, 2022 (commencement of operations) through August 31, 2022
OneAscent International Equity ETF and OneAscent Emerging Markets ETF	For the period from September 14, 2022 (commencement of operations) through August 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Report of Independent Registered Public Accounting Firm (continued)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2022.

COHEN & COMPANY, LTD.

Chicago, Illinois

October 27, 2023

Liquidity Risk Management Program (Unaudited)

The Trust has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the liquidity risk of each individual series of the Trust (each a “Fund” and collectively, the “Funds”), taking into consideration, among other factors, each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long- term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Program’s most recent report, which was presented to the Board for consideration at its meeting held on August 14-15, 2023, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Funds did not experience unusual stress or disruption to their operations related to purchase and redemption activity. Also, during the review period each Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with such Fund’s prospectus and within the requirements of the 1940 Act. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

Summary of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. You may pay brokerage commissions on purchases and sales of exchange-traded fund shares, which are not reflected in the example. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2023 through August 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

Summary of Fund Expenses (Unaudited) (continued)

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	March 1,	August 31,	During	Expense
	2023	2023	Period(a)	Ratio
OneAscent Large Cap Core ETF
Actual	$1,000.00	$1,079.50	$5.07	0.97%
Hypothetical(b)	$1,000.00	$1,020.33	$4.92	0.97%
OneAscent Core Plus Bond ETF
Actual	$1,000.00	$1,008.80	$3.86	0.76%
Hypothetical(b)	$1,000.00	$1,021.36	$3.89	0.76%
OneAscent International Equity ETF
Actual	$1,000.00	$1,063.20	$4.94	0.95%
Hypothetical(b)	$1,000.00	$1,020.42	$4.84	0.95%
OneAscent Emerging Markets ETF
Actual	$1,000.00	$1,032.20	$6.40	1.25%
Hypothetical(b)	$1,000.00	$1,018.90	$6.36	1.25%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

	Large Cap Core	Core Plus Bond	International	Emerging Markets
	ETF	ETF	Equity ETF	ETF
Qualified Dividend Income	100%	1%	72%	33%

Qualified Business Income. The Funds designate the following percentage of ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

	Large Cap Core	Core Plus Bond	International	Emerging Markets
	ETF	ETF	Equity ETF	ETF
Qualified Business Income	—%	—%	—%	—%

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ calendar year 2023 ordinary income dividends, the following percentage qualifies for the corporate dividends received deduction.

	Large Cap Core	Core Plus Bond	International	Emerging Markets
	ETF	ETF	Equity ETF	ETF
Dividends Received Deduction	100%	1%	—%	—%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long-term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

	Large Cap Core	Core Plus Bond	International	Emerging Markets
	ETF	ETF	Equity ETF	ETF
Long-Term Capital Gains Distributions	$—	$—	$—	$—

Foreign Tax Credit Pass Through. The Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The International Equity ETF and Emerging Market ETF foreign source income per share was $0.80 and $0.67 and the foreign tax expense per share was $0.08 and $0.10, respectfully.

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees”, which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (1950) Chair, May 2022 to present; Chair of the Audit Committee; Chair of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present	Current: Retired (2017 – present). Previous: Peak Income Plus Fund (May 2022 – February 2023).
Kenneth G.Y. Grant (1949) Chair of the Governance & Nominating Committee, May 2022 to present; Chair, January 2017 to May 2022; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 – present), a Donor Advised Fund; Trustee. Trustee, Peak Income Plus Fund (May 2022 – present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment products (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Ronald C. Tritschler (1952) Chair of the Audit Committee, May 2022 to present; Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, (2001– present); Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present); Director of First State Bank of the Southeast (2000 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

Trustees and Officers (Unaudited) (continued)

Catharine B. McGauley (1977) Chair of the Pricing & Liquidity Committee, November 2022 to present; Independent Trustee, September 2022 to present

Current: Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, (2010 – present); Investment Advisor for a Family Office (2015 – present); Senior Analyst/Advisor for a Boston real estate company and related family (2010 – present).

Previous: Trustee, Peak Income Plus Fund (May 2022 – February 2023).

Freddie Jacobs, Jr. (1970) Independent Trustee, September 2022 to present

Current: Chief Operating Officer and Chief Risk Officer Northeast Retirement Services LLC (NRS), and its subsidiary, Global Trust Company (GTC). NRS is a transfer agent and fund administrator, GTC is a non- depository trust company sponsoring private investment products (2021 – present); Chair, Board of Crispus Attucks Fund (2020 – present); Board Member of Camp Harbor View (2020 – present); Director, Sportsmen’s Tennis and Education Center (2019 – present).

Previous: SVP, Senior Risk Officer NRS (2013 – 2021); Trustee, Peak Income Plus Fund (May 2022 – February 2023); Trustee of Buckingham Browne & Nichols (2017 - June 2023).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 29 series.

The following table provides information regarding the Interested Trustees and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) Interested Trustee, August 2020 to present; President, January 2016 to August 2021

Current: Retired (2023 – present); Interested Trustee, Mammoth Institutional Credit Access Fund and Mammoth Institutional Equity Access Fund (November 2022 – present); Interested Trustee, Peak Income Plus Fund (May 2022 – present).

Previous: Interested Trustee of Ultimus Managers Trust, (January 2021 – April 2023); Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, (2013 – April 2023).

Trustees and Officers (Unaudited) (continued)

Martin R. Dean (1963)
President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021	Current: President, Northern Lights Compliance Services (2023 – present). Previous: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC (2016 – January 2023).
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, (2015 – present).
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.
Timothy J. Shaloo (1970) AML Compliance Officer, August 2023 to present	Current: Senior Compliance Analyst, Northern Lights Compliance Services, LLC (2021 - present). Previous: Compliance Specialist, Ultimus Fund Solutions,LLC (2016 - 2020).

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 222-8274 to request a copy of the SAI or to make shareholder inquiries.

Investment Advisory Agreement Approval (Unaudited)

The OneAscent Core Plus Bond ETF (“OACP”) and the OneAscent Large Cap Core ETF (“OALC”) (each a “Fund” and together, the “Funds”) are series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board” or “Trustees”) oversees the management of the Funds and, as required by law, has considered the renewal of each Fund’s management agreement with its investment adviser, OneAscent Investment Solutions, LLC (“OneAscent”) and OneAscent’s sub-advisory agreement with Teachers Advisors, LLC (“TAL”) on behalf of OACP. In connection with such approvals, the Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances.

The Trustees held a teleconference on May 10, 2023 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreements between the Trust and OneAscent and the sub-advisory agreement between OneAscent and TAL. At the Trustees’ quarterly meeting held in May 2023, the Board interviewed certain executives of OneAscent, including OneAscent’s President, Director of Portfolio Strategy, Chief Equity Strategist & Senior Portfolio Manager, Director of Private Markets & Impact Advocacy, Portfolio Operations Specialist, and Chief Compliance Officer. The Board also interviewed certain executives of TAL. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust, OneAscent or TAL (the “Independent Trustees”), approved the renewal of the management agreements between the Trust and OneAscent and the sub-advisory agreement between OneAscent and TAL, each for an additional year. The Trustees’ renewal of each Fund’s management agreement and the sub-advisory agreement was based on a consideration of all the information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i) The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that OneAscent provides to the Funds, as well as the services TAL provides to OACP, which include, but are not limited to, providing a continuous investment program, adhering to investment restrictions, complying with the Trust’s policies and procedures, and voting proxies. The Trustees considered the qualifications and experience of OneAscent’s portfolio manager who is responsible for the day-to-day management of OALC’s portfolio, as well as the qualifications and experience of TAL’s portfolio managers who are responsible for the day-to-day management of OACP’s portfolio. The Trustees considered the qualifications and experience of the other individuals at OneAscent and TAL who service the Funds. They reviewed additional information provided by TAL, including audited financial information, Fund metrics and the CCO’s compliance review, which they discussed with TAL representatives, the CCO and others from the Fund administrator. They discussed the Trust CCO’s compliance review of OneAscent’s compliance program. The Trustees concluded that they are satisfied with the nature, extent, and high quality of investment management services provided by each of OneAscent and TAL to the Funds.

(ii) Fund Performance. The Trustees next reviewed and discussed each Fund’s performance for periods ended February 28, 2023. The Trustees observed that OALC had outperformed the Morningstar Large Blend category, its peer group, and its benchmark, the Russell 1000 Index, for the one-year period but underperformed its Morningstar category and peer group for the since-inception

Investment Advisory Agreement Approval (Unaudited) (continued)

period. The Trustees noted that OALC outperformed its benchmark over the since-inception period. The Trustees acknowledged that OneAscent attributed the Fund’s early underperformance to the overall market conditions. The Trustees also noted that the Fund outperformed a separate account managed by OneAscent with a similar investment strategy over the one-year period, but that it underperformed for the since-inception period. It was the consensus of the Trustees that it was reasonable to conclude that OneAscent has the ability to manage the Fund successfully from a performance standpoint.

The Trustees next observed that OACP outperformed the Morningstar Intermediate Core Plus Bond category, its peer group, and its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the since-inception period beginning March 30, 2022 and ended February 28, 2023. It was the consensus of the Trustees that it was reasonable to conclude that OneAscent and TAL have the ability to manage OACP successfully from a performance standpoint.

(iii) Fee Rate and Profitability. The Trustees noted that the OALC’s management fee is lower than the medians and averages of its Morningstar category and peer group. The Trustees noted that the OALC’s net expenses are higher than the medians and averages of its Morningstar category and peer group. The Trustees acknowledged that OneAscent attributed the higher fees to the additional resources required to implement the faith-based components of the Fund’s strategy. The Trustees noted that OALC’s management fee is lower than the management fee charged to OneAscent’s separate account, but that OALC’s net expenses are higher than the net expenses of the separate account. The Trustees noted that OACP’s management fee and net expenses are higher than the medians and averages of its Morningstar category and peer group. The Board considered that the faith-based component of OACP’s strategy was unique among the strategies of the funds in its Morningstar category and that more resources were generally required to execute such strategy. The Trustees considered profitability analyses prepared by OneAscent for its management of each Fund, which indicated that, before deduction of marketing expenses, OneAscent is not earning a profit as a result of managing either Fund.

The Trustees considered other potential benefits that OneAscent or TAL may receive in connection with management of each Fund. The Trustees determined that the services provided to OACP are not duplicative as between adviser and sub-adviser. After considering the above information, the Trustees concluded that the management fee for each Fund, and the sub-advisory fee for OACP, represent reasonable compensation in light of the nature and quality of services to each Fund.

(iv) Economies of Scale. In determining the reasonableness of the management fees, and sub-advisory fee for OACP, the Trustees also considered that OneAscent is not yet profitable and the extent to which OneAscent or TAL may realize economies of scale as each Fund grows larger. The Trustees noted that TAL’s fees already include breakpoints. The Trustees determined that, in light of the current size of each Fund and the brief period since launch, it is premature to reduce the management fees or introduce breakpoints in the management fees at this time.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (800) 222-8274 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Daniel J. Condon, Chair David R. Carson Kenneth G.Y. Grant Freddie Jacobs, Jr. Catharine B. McGauley Ronald C. Tritschler	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 151 North Franklin Street, Suite 575 Chicago, IL 60606

OFFICERS Martin R. Dean, President Gweneth K. Gosselink, Chief Compliance Officer Zachary P. Richmond, Treasurer and Chief Financial Officer	LEGAL COUNSEL Thompson Hine LLP 312 Walnut Street, 20th Floor Cincinnati, OH 45202

INVESTMENT ADVISER OneAscent Investment Solutions, LLC 23 Inverness Center Parkway Birmingham, AL 35242	CUSTODIAN AND TRANSFER AGENT Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110

DISTRIBUTOR Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022	ADMINISTRATOR AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC

OneAscent-AR-23

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

	Tactical Multi-Purpose Fund:	FY 2023	$7,950
		FY 2022	$7,950

	FIIG Retirement Funds	FY 2023	$60,600
		FY 2022	$60,600

	FIIG US Small Cap Equity Fund	FY 2023	$14,600
		FY 2022	$14,600

	FIIG All Foreign Equity Environmental and Social Values Fund	FY 2023	$15,150
		FY 2022	$15,150

	FIIG US Large Cap Equity Environmental and Social Values Fund	FY 2023	$14,600
		FY 2022	$14,600

	OneAscent Large Cap Core ETF:	FY 2023	$15,150
		FY 2022	$0

	OneAscent Core Plus Bond ETF:	FY 2023	$15,700
		FY 2022	$0

	OneAscent Emerging Markets ETF:	FY 2023	$16,150

	OneAscent International Equity ETF:	FY 2023	$16,150

(b)	Audit-Related Fees

	Tactical Multi-Purpose Fund:	FY 2023	$0
		FY 2022	$0

	FIIG Retirement Funds	FY 2023	$0
		FY 2022	$0

	FIIG US Small Cap Equity Fund	FY 2023	$0
		FY 2022	$0

	FIIG All Foreign Equity Environmental and Social Values Fund	FY 2023	$0
		FY 2022	$0

	FIIG US Large Cap Equity Environmental and Social Values Fund	FY 2023	$0
		FY 2022	$0

	OneAscent Large Cap Core ETF:	FY 2023	$0

	OneAscent Core Plus Bond ETF:	FY 2023	$0

	OneAscent Emerging Markets ETF:	FY 2023	$0

	OneAscent International Equity ETF:	FY 2023	$0

(c)	Tax Fees

	Tactical Multi-Purpose Fund:	FY 2023	$3,300
		FY 2022	$3,300

	FIIG Retirement Funds	FY 2023	$13,200
		FY 2022	$13,200

	FIIG US Small Cap Equity Fund	FY 2023	$3,300
		FY 2022	$3,300

	FIIG All Foreign Equity Environmental and Social Values Fund	FY 2023	$3,300
		FY 2022	$3,300

	FIIG US Large Cap Equity Environmental and Social Values Fund	FY 2023	$3,300
		FY 2022	$3,300

	OneAscent Large Cap Core ETF:	FY 2023	$3,300

	OneAscent Core Plus Bond ETF:	FY 2023	$3,300

	OneAscent Emerging Markets ETF:	FY 2023	$3,300

	OneAscent International Equity ETF:	FY 2023	$3,300

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

	Tactical Multi-Purpose Fund:	FY 2023	$0
		FY 2022	$0

	FIIG Retirement Funds	FY 2023	$0
		FY 2022	$0

	FIIG US Small Cap Equity Fund	FY 2023	$0
		FY 2022	$0

	FIIG All Foreign Equity Environmental and Social Values Fund	FY 2023	$0
		FY 2022	$0

	FIIG US Large Cap Equity Environmental and Social Values Fund	FY 2023	$0
		FY 2022	$0

	OneAscent Large Cap Core ETF:	FY 2023	$0
		FY 2022	$0

	OneAscent Core Plus Bond ETF:	FY 2023	$0
		FY 2022	$0

	OneAscent Emerging Markets ETF:	FY 2023	$0

	OneAscent International Equity ETF:	FY 2023	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

		The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

	(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f)        During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2023	$0	$0
FY 2022	$0	$0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)	(1)	Code is filed herewith

	(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

	(3)	Not Applicable

(b)		Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ Martin R. Dean
Martin R. Dean, President

Date	11/2/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Martin R. Dean
Martin R. Dean, President

Date	11/2/2023

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	11/2/2023